[Letterhead of The Vanguard Group, Inc.]

October 18, 2013

U.S. Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549

Re:	Vanguard Valley Forge Funds (811-58431)
Registration Statement on Form N-14

via electronic filing

Commissioners:

On behalf of Vanguard Managed Payout Growth and Distribution Fund (the “Growth and
Distribution Fund”), a series of Vanguard Valley Forge Funds (the “Trust”), we are hereby filing a Registration Statement on Form N-14 (the “Registration Statement”) under the Securities Act of 1933 (the “1933 Act”). The Registration Statement is being filed to register additional
Investor Shares of the Growth and Distribution Fund that will be issued to shareholders of
Vanguard Managed Payout Growth Focus Fund (the “Growth Fund”) and Vanguard Managed
Payout Distribution Focus Fund (the “Distribution Fund”), each a series of the Trust, in connection with a merger of these two funds into the Growth and Distribution Fund.

It is proposed that the Registration Statement become effective on November 17, 2013, pursuant to Rule 488 under the 1933 Act. A definitive information statement/prospectus will be filed and mailed to Growth Fund and Distribution Fund shareholders shortly thereafter.

If you have any questions or comments, please contact me at (610) 503-2398 or Sanu
Thomas at (610) 669-6219. Thank you for your time and consideration.

Sincerely,

/s/ Barry Mendelson

Barry Mendelson
Principal and Senior Counsel
Legal Department

cc:	Amy Miller
U.S. Securities and Exchange Commission

AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON October 18, 2013
FILE NO.
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-14
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
o	Pre-Effective Amendment No.
o	Post-Effective Amendment No.
VANGUARD VALLEY FORGE FUNDS
(Exact Name of Registrant as Specified in Declaration of Trust)
100 VANGUARD BLVD., MALVERN, PA 19355
(Address of Principal Executive Office)
Registrant’s Telephone Number (610) 669-1000
HEIDI STAM
100 VANGUARD BLVD., MALVERN, PA 19355
(Name and Address of Agent for Service)
Approximate Date of Proposed Public Offering: As soon as practicable after this registration statement becomes effective.
It is proposed that this filing will become effective on November 17, 2013, pursuant to Rule 488 under the Securities
Act of 1933.
The title of securities being registered are Vanguard Managed Payout Growth and Distribution Fund Investor
Shares.
No filing fee is due in reliance on Section 24(f) under the Investment Company Act of 1940.

IMPORTANT NEWS FOR SHAREHOLDERS

Vanguard Managed Payout Growth Focus Fund
Vanguard Managed Payout Distribution Focus Fund

The Vanguard Managed Payout Growth Focus Fund and Vanguard Managed Payout Distribution Focus Fund are each to be reorganized into the Vanguard Managed Payout Growth and Distribution Fund on or about January 17, 2014. The first few pages of this booklet highlight key points about these reorganizations.

The reorganizations do not require shareholder approval, and you are not being asked to vote.

We do, however, ask that you review the enclosed information statement/prospectus, which contains information about the combined fund, outlines the differences between your fund and the combined fund, and provides details about the terms and conditions of the reorganizations.

KEY POINTS ABOUT THE REORGANIZATIONS

Purpose of the Reorganizations

The purpose of the reorganizations is to combine the Vanguard Managed Payout Growth Focus Fund (the “Growth Fund”) and the Vanguard Managed Payout Distribution Focus Fund (the “Distribution Fund”) with and into the Vanguard Managed Payout Growth and Distribution Fund (the “Growth and Distribution Fund”) (each, a “Fund” and collectively, the “Funds” or “Managed Payout Funds1”). The reorganizations have been proposed to consolidate the assets of the Managed Payout Funds, in order to simplify the Managed Payout Fund lineup, and create a larger combined fund, which we anticipate, over time, will achieve economies of scale. It is expected that the combined fund could increase the ability for shareholders to receive ongoing stable distributions based on expected market conditions. The proposed reorganizations offer Growth Fund and Distribution Fund shareholders an opportunity to merge and form a larger fund that seeks to satisfy the investment objective of making monthly distributions of cash while seeking to provide inflation protection and preservation of invested capital over the long term, with no management fees and comparable performance.

The Managed Payout Funds were introduced in 2008. Each Fund has adopted a managed distribution policy with an investment strategy to generate regular monthly payments to investors while seeking to grow or preserve invested capital over the long term. The Growth Fund is for investors who initially seek only a modest current payout from their assets and wish to see the payouts and capital increase over time, while the Distribution Fund is for investors who require a greater payout level to satisfy current spending needs. The Growth Fund has adopted a managed distribution policy with a 3% annual distribution rate that is applied to a hypothetical account value based on the Fund’s average performance over the previous three years. The Distribution Fund has adopted a 7% annual distribution rate, which is also applied to a hypothetical account value based on the Distribution Fund’s average performance over the previous three years. The investment objectives of the Growth Fund and Distribution Fund reflect this policy. The Growth Fund makes monthly distributions of cash while seeking to provide inflation protection and appreciation of invested capital over the long term. The Distribution Fund makes monthly distributions of cash while seeking to provide preservation of invested capital over the long term. The Funds have identical primary investment strategies in that each Fund invests in Vanguard mutual funds and other investments according to an asset allocation strategy designed to provide shareholders with regular cash flow from their investments in a Fund.

The investment objective of the Growth and Distribution Fund is to make monthly distributions of cash while seeking to provide inflation protection and preservation of invested capital over the long term. Currently, the Fund has adopted a managed distribution policy with a 5% annual distribution rate that is applied to a hypothetical account value based on the Fund’s average performance over the previous three years.

In September 2013, the Board of Trustees of the Growth and Distribution Fund has approved changes to the Fund that would occur after the closing of the reorganizations. First, the Growth and Distribution Fund is to be renamed the Vanguard Managed Payout Fund. This change is being implemented since the Growth and Distribution Fund will be the sole Managed Payout Fund after the completion of the reorganizations, and the change is consistent with the intention to simplify the Managed Payout Fund lineup. Next, the payout rate for the Growth and Distribution Fund would be adjusted from 5% to 4%. This change could increase the ability for shareholders to receive ongoing stable distributions based on expected market conditions. Finally, the investment objective for the Growth and Distribution Fund would be clarified to state that “The Fund will make monthly cash distributions while seeking to have these distributions and the invested capital keep pace with inflation over time.”

Both Growth Fund and Distribution Fund shareholders could benefit from combining with the Growth and Distribution Fund, which creates a larger combined fund that seeks to maintain a 4% payout rate. Growth Fund investors will benefit from the reorganization into the Growth and Distribution Fund by having an investment in a Fund that will seek to provide an increase in payouts and capital over time and will also seek to meet their investment objective of inflation protection. The Distribution Fund shareholders will benefit from the reorganization into the Growth and Distribution Fund by having an investment in a Fund that seeks to provide

1 U.S. Patent Nos. 8,180,695 and 8,185,464.

preservation of invested capital over the long term. All of the Funds currently provide monthly distributions of cash pursuant to a managed distribution policy and have identical strategies and risks, with no management fee. Although the payout rates for each of the Funds are different, consolidating the funds and utilizing the Growth and Distribution Fund payout rate may better position the combined fund to provide for the needs of both Growth Fund and Distribution Fund shareholders, as well as potentially improve the Fund’s ability to make stable distributions. Finally, combining the Funds could benefit both sets of shareholders by allowing fixed costs to be spread over a larger asset base, which we anticipate, over time, could lead to lower expenses for the combined fund.

Similar Investment Objectives, with Identical Investment Strategies, Risks and Investment Advisory Arrangements

The Growth Fund and Distribution Fund have a similar investment objective to the Growth and Distribution Fund. All of the Funds have an investment objective of providing monthly distributions of cash. The Growth and Distribution Fund also provides for inflation protection, which is an objective for the Growth Fund, and preservation of capital, which is the other objective for the Distribution Fund. The Funds also have identical primary and other investment strategies. Each Fund invests in Vanguard mutual funds and other investments according to an asset allocation strategy designed to provide shareholders with regular cash flow from their investments in the Fund. A Fund may allocate its assets across a broadly diversified selection of opportunities—such as stocks (including stocks issued by real estate investment trusts), bonds, cash, inflation-linked investments, and selected other investments—in proportions that reflect the advisor’s evaluation of their expected returns and risks as an integrated whole. The Funds have identical primary risks. Pursuant to the investment objectives and strategies of the Funds, each Fund has adopted a managed distribution policy under which it seeks to distribute a targeted amount of cash to shareholders per month. Finally, the Managed Payout Funds have identical fundamental investment policies. The Funds are classified as diversified.

The Vanguard Group, Inc. (“Vanguard”) serves as investment advisor to all the Funds through its Equity Investment Group. The Funds also have the same portfolio manager who is primarily responsible for each Fund’s day-to-day management.

Comparison of Investment Performance, Fees and Expenses

As shown in the following table, the average annual total returns of the Investor Shares of the Growth Fund and Distribution Fund have been comparable to those of the Growth and Distribution Fund.

Average Annual Total Returns[1] for Year Ended December 31, 2012[2]

		Since Inception
	1 Year	(May 2, 2008)
Growth Fund
Investor Shares	13.24%	1.77%
Distribution Fund
Investor Shares	9.39%	2.73%
Growth and Distribution Fund
Investor Shares	11.02%	2.41%

1	Returns shown are before taxes and net of fees.
2	Keep in mind that the Funds’ past performance does not indicate how they will perform in the future. Actual future performance may be higher or lower than the performance shown.

The Funds neither pay any management expenses, nor are shareholders subject to any purchase or redemption fees.

Each of the total annual fund operating expense ratios (“expense ratios”) of the Funds fluctuate based on the expenses related to each Fund’s investment allocation in other Vanguard advised funds. The current expense ratios for the Growth Fund and Distribution Fund are 0.35% and 0.51%, respectively, while the current expense ratio for the Growth and Distribution Fund is 0.43%. We anticipate the combined fund could, over time, achieve economies of scale, spreading fixed costs over a larger asset base and potentially lowering the expense ratio.

Service Arrangements

Each Fund is part of the Vanguard group of investment companies, which consists of more than 180 funds. Through their jointly owned subsidiary, Vanguard, the Funds obtain at cost virtually all of their corporate management, administrative, and distribution services. Vanguard was established and operates under an Amended and Restated Funds’ Service Agreement (“Funds’ Service Agreement”). Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the Funds and also furnishes the Funds with necessary office space, furnishings, and equipment.

As funds of funds, the Managed Payout Funds contribute toward Vanguard’s capitalization and operating expenses through its underlying funds.

According to an agreement applicable to the Funds and Vanguard, the Funds’ direct expenses will be offset by Vanguard for (1) the Funds’ contributions to the costs of operating the underlying Vanguard funds in which the Funds invest, and (2) certain savings in administrative and marketing costs that Vanguard expects to derive from the Funds’ operation.

How the Reorganizations Will Occur and How Will It Affect Your Account

The Board of Trustees for the Managed Payout Funds approved the reorganizations of the Growth Fund and the Distribution Fund into the Growth and Distribution Fund on September 26, 2013. There is no action required by the Managed Payout Funds’ shareholders to implement the reorganizations. No vote is required by either the Growth Fund or Distribution Fund shareholders to approve the reorganizations. The Declaration of Trust for the Funds provides that any series may be merged into another series by a vote of the Trustees of the Trust without the approval of shareholders (provided applicable law does not require a shareholder vote).

Neither state law nor Securities and Exchange Commission (“SEC”) rules requires a shareholder vote for these reorganizations. In particular, the proposed merger satisfies the conditions under SEC Rule 17a-8 for approval by the Funds’ Board on the basis that: (1) the fundamental investment policies for the Funds are identical; (2) the investment advisory agreement for the Funds are identical; (3) the boards of trustees of the Funds are the same; and (4) the combined Fund will not pay higher distribution fees out of fund assets.

In the reorganizations, Growth Fund and Distribution Fund shares will be exchanged, on a tax-free basis, for an equivalent dollar amount of shares in the Growth and Distribution Fund. Your shares will be of the same Investor class. Your account registration and account options will be the same, unless you alter them. In addition, your aggregate tax basis in your shares will remain the same.

The Growth Fund and Distribution Fund are closed for investments by new accounts, and it will stop accepting purchase requests from existing accounts shortly before the reorganizations are scheduled to occur. If you place a purchase order directly or through an investment program during this period before the closing, then it will be rejected.

What Will Happen to My Monthly Distributions

Your monthly per share distributions for the remainder of 2013 will remain unchanged. However, the monthly payment in January 2014 will occur at the end of the month. The remaining distributions for 2014 and beyond will continue to be paid on or about the 15th of every month. The distribution amount will be adjusted based on the payout rate of the combined Growth and Distribution Fund, and utilizing the historical performance information of the Growth and Distribution Fund.

Tax-Free Nature of the Reorganizations

The proposed exchange of shares is expected to be accomplished on a tax-free basis. Accordingly, we anticipate that Growth Fund and Distribution Fund shareholders will not realize any capital gains or losses from the reorganizations. However, you should pay close attention to these points:

  Final distribution. Prior to the reorganizations, the Growth Fund and Distribution Fund will distribute any remaining undistributed net income and/or realized capital gains.
  Payments of distributions. Following the reorganization, Growth and Distribution Fund shareholders (including former shareholders of both the Growth Fund and Distribution Fund) will participate fully in the monthly distributions and additional distributions, if any, made for the Growth and Distribution Fund.
  Cost basis. Following the reorganizations, your aggregate cost basis and your holding period in your shares will remain the same. However, your nominal per-share cost basis will change as a result of differences in the share prices of the Growth Fund, Distribution Fund and the Growth and Distribution Fund. Vanguard will provide to you certain cost basis information in connection with the reorganization on its Report of Organizational Actions Affecting Basis of Securities, which will be available on vanguard.com shortly after the Reorganization.

If you choose to redeem your shares before the reorganizations takes place, then the redemption will be treated as a normal sale of shares and, generally, will be a taxable transaction.

Whom Can You Call If You Have Any Questions

Please call us at (877) 662-7447 if you have any questions about the reorganizations.

COMBINED INFORMATION STATEMENT/PROSPECTUS

     VANGUARD MANAGED PAYOUT GROWTH FOCUS FUND, VANGUARD MANAGED PAYOUT DISTRIBUTION FOCUS FUND, EACH A SERIES OF VANGUARD VALLEY FORGE FUNDS

TO BE REORGANIZED INTO AND WITH

VANGUARD MANAGED PAYOUT GROWTH AND DISTRIBUTION FUND, A SERIES OF VANGUARD VALLEY FORGE FUNDS

INTRODUCTION

Proposal Summary. This combined information statement/prospectus describes the reorganizations to combine the Vanguard Managed Payout Growth Focus Fund (the “Growth Fund”) and Vanguard Managed Payout Distribution Focus Fund (the “Distribution Fund”) with and into the Vanguard Managed Payout Growth and Distribution Fund (the “Growth and Distribution Fund”) (each, a “Fund” and collectively, the “Funds”). The Growth Fund’s investment objective is to make monthly distributions of cash while seeking to provide inflation protections and provide appreciation of invested capital over the long term. The Distribution Fund’s investment objective is to make monthly distributions of cash while seeking to provide preservation of invested capital over the long term. The Growth and Distribution Fund’s current investment objective is to make monthly distributions of cash while seeking to provide inflation protection and preservation of invested capital over the long term. After the reorganization, the investment objective of the Growth and Distribution Fund would be clarified to state that “The Fund will make monthly cash distributions while seeking to have these distributions and the invested capital keep pace with inflation over time.” The reorganizations have been proposed to consolidate the assets of the Funds, in order to simplify the Managed Payout Fund lineup, and create a larger combined fund, which we anticipate, over time, will achieve economies of scale. The combined fund could increase the ability for shareholders to receive ongoing stable distributions based on expected market conditions.

The reorganizations involve a few basic steps. The Growth Fund and the Distribution Fund will transfer substantially all of their assets and liabilities to the Growth and Distribution Fund. Simultaneously, the Growth and Distribution Fund will open an account for each shareholder of the Growth Fund and Distribution Fund, crediting it with an amount of the Growth and Distribution Fund’s Investor Shares equal in value to the Investor Shares of the Growth Fund or Distribution Fund owned by each shareholder at the time of the reorganizations. Thereafter, the Growth Fund and Distribution Fund will be liquidated and dissolved. These steps together are referred to in this information statement/prospectus as the “Reorganization.”

The address for the Growth Fund, Distribution Fund and the Growth and Distribution Fund is P.O. Box 2600, Valley Forge, PA 19482, and the telephone number is 610-669-1000 or 800-662-7447. Each of the Funds is a series of Vanguard Valley Forge Funds, which is a Delaware statutory trust.

Read and Keep These Documents. Please read this entire information statement/prospectus along with the enclosed Growth and Distribution Fund prospectus, dated August 12, 2013, as supplemented. The prospectus sets forth concisely the information about the Growth and Distribution Fund that a prospective investor ought to know before investing. These documents contain information that is important to you, and you should keep them for future reference.

Additional Information Is Available. The Growth and Distribution Fund’s statement of additional information (dated August 12, 2013), as supplemented, contains important information about the Growth and Distribution Fund. It has been filed with the U.S. Securities and Exchange Commission (the “SEC”) and is incorporated into this information statement/prospectus by reference. In addition, the Growth Fund’s and Distribution Fund’s prospectus and statement of additional information, each dated August 12, 2013, as supplemented, are incorporated by reference into and are considered part of this information statement/prospectus. The statement of additional information relating to the Reorganization dated [___________], 2013 also is incorporated by reference into this information

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statement/prospectus. The audited financial statements and related independent registered public accounting firm’s report for the Funds are contained in the annual report for the year ended December 31, 2012. The Funds’ most recent shareholder report is contained in the semi-annual report for the period ended June 30, 2013. You can obtain copies of these documents without charge, by calling Vanguard at 800-662-7447, by writing to us at P.O. Box 2600, Valley Forge, PA 19482-2600, or by visiting the SEC’s website (www.sec.gov).

The number of Growth Fund shares outstanding on November 1, 2013, was [______________]. The number of
Distribution Fund shares outstanding on November 1, 2013, was [______________]. This information statement/prospectus is expected to be first sent to shareholders on or about [_ ], 2013.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
EXCHANGE COMMISSION, NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY
OF THIS INFORMATION STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE
CONTRARY IS A CRIMINAL OFFENSE.

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OVERVIEW

This section summarizes key information concerning the proposed Reorganization. Keep in mind that more detailed information appears throughout the information statement/prospectus. Please be sure to read everything.

The Proposed Reorganization. At a meeting on September 26, 2013, the board of trustees for each of the Funds approved a plan to combine the Growth Fund and Distribution Fund with and into the Growth and Distribution Fund. The plan calls for both the Growth Fund and Distribution Fund to transfer substantially all of their assets and liabilities to the Growth and Distribution Fund in exchange for Investor Shares of the Growth and Distribution Fund. Shareholders of the Growth Fund and Distribution Fund will receive Investor Shares of the Growth and Distribution Fund equivalent in value to their investments in their respective Fund at the time of the Reorganization. The closing of the Reorganization is currently expected to occur on or about January 17, 2014. The Growth Fund and Distribution Fund will then be liquidated and dissolved. The Reorganization will result in an exchange of your shares in the Growth Fund and Distribution Fund for new Investor Shares of the Growth and Distribution Fund, and it is expected to occur on a tax-free basis. The board of trustees of the Funds has concluded that the proposed Reorganization is in the best interests of the Funds and will not dilute the interests of the Funds’ shareholders.

Investment Objectives, Strategies, and Risks of Each Fund. The investment objectives of the Growth Fund and Distribution Fund are similar to the investment objectives of the Growth and Distribution Fund, while the primary investment strategies and primary risks of all the Funds are identical.

Each Fund has an investment objective of providing monthly distributions of cash. The Growth Fund makes these monthly distributions of cash, while seeking to provide inflation protection and appreciation of invested capital over the long term. The Distribution Fund will make monthly distributions of cash while seeking to provide preservation of invested capital over the long term. The Growth and Distribution Fund will make monthly distributions of cash while seeking to provide inflation protection and preservation of invested capital over the long term.

The Funds have identical investment strategies. Each Fund invests in Vanguard mutual funds and other investments according to an asset allocation strategy designed to provide shareholders with regular cash flow from their investments in a Fund. Each Fund may allocate its assets across a broadly diversified selection of opportunities—such as stocks (including stocks issued by real estate investment trusts (REITs)), bonds, cash, inflation-linked investments, and selected other investments—in proportions that reflect the advisor’s evaluation of their expected returns and risks as an integrated whole. The advisor uses quantitative analysis and professional judgment in an attempt to combine complementary asset classes and investments across the risk/reward spectrum. The exact proportion of each asset class or investment may be changed to reflect shifts in the advisor’s risk and return expectations. Although a Fund has the flexibility to invest substantially in a single asset class or investment, the Fund is generally expected to allocate its assets across multiple asset classes and investments, including the following:

  Stocks. A Fund may invest in Vanguard Total Stock Market Index Fund and Vanguard Total International Stock Index Fund (and/or other Vanguard stock funds) to capture the investment returns of U.S. and foreign equity markets.
  Bonds and Cash. A Fund may invest in Vanguard Total Bond Market II Index Fund, Vanguard Intermediate-Term Investment Grade Fund, and Vanguard Total International Bond Index Fund (and/or other Vanguard bond funds) to capture the investment returns of U.S. and foreign fixed income markets.
  Inflation-Linked Investments. A Fund may invest in Vanguard Inflation-Protected Securities Fund, which invests primarily in inflation-indexed securities issued by the U.S. government, its agencies and instrumentalities, and corporations.
  Other Investments. A Fund may invest in selected other investments (“other investments”) that employ strategies that have historically generated capital appreciation over the long term while exhibiting low correlation with the returns of the U.S. stock market.

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The Funds have identical primary risks. Each Fund’s investment strategies are intended to create a moderate level of risk for the Fund. The Funds have the following risks: managed distribution risk, manager risk and asset allocation risk, U.S. stock risks (consisting of stock market risk and REIT stock risk), foreign stock risks (consisting of currency risk, country/regional risk, and emerging markets risk), bond risks (consisting of interest rate risk, income risk, credit risk, call risk, country/regional risk, currency hedging risk, and event risk), inflation-linked investment risk, commodity-linked investment and subsidiary risk, and market neutral investment risk.

These investment objectives, strategies, and risks are discussed in detail below under “Investment Practices and Risk Considerations.” Complete descriptions of the investment objectives, policies, strategies, and risks of the Growth Fund, Distribution Fund and the Growth and Distribution Fund are contained in the Fund’s prospectus, along with any accompanying prospectus supplements, and statement of additional information.

Investment Advisor. The Vanguard Group, Inc. (“Vanguard”) serves as investment advisor to the Funds. Vanguard manages the investment and reinvestment of the Funds’ respective assets and continuously reviews, supervises, and directs the Funds’ investment programs. Further details about the advisory arrangements for the Funds are provided in this Overview and under the section entitled “Additional Information About the Funds.”

Service Arrangements. Each Fund is part of the Vanguard group of investment companies, which consists of more than 180 funds. Through their jointly owned subsidiary, Vanguard, the Funds obtain at cost virtually all of their corporate management, administrative, and distribution services. Vanguard was established and operates under an Amended and Restated Funds’ Service Agreement (“Funds’ Service Agreement”). Vanguard also provides investment advisory services on an at-cost basis to the Funds. Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the Funds and also furnishes the Funds with necessary office space, furnishings, and equipment. In addition, each fund bears its own direct expenses, such as legal, auditing, and custodial fees.

As funds of funds, the Managed Payout Funds contribute toward Vanguard’s capitalization and operating expenses through its underlying funds.

According to an agreement applicable to the Funds and Vanguard, the Funds’ direct expenses will be offset by Vanguard for (1) the Funds’ contributions to the costs of operating the underlying Vanguard funds in which the Funds invest, and (2) certain savings in administrative and marketing costs that Vanguard expects to derive from the Funds’ operation.

Additional information about the service agreements for each Fund appears under “Additional Information About the Funds.”

Purchase, Redemption, Exchange, and Conversion Information. The purchase, redemption, exchange, and conversion features of the Funds are identical.

Distribution Schedules. The Funds have identical distribution schedules although their distribution rates are different. Each Fund has adopted a managed distribution policy under which it seeks to distribute a target amount of cash to shareholders on or about the 15th calendar day of each month. The monthly distributions per share for a given calendar year will be calculated as of January 1 of that year and are generally expected to be fixed during the year, unless there is an additional distribution in December or after the fiscal year-end.

The monthly distributions for the remainder of 2013 will remain unchanged. Please note that the monthly payment in January 2014 will occur at the end of the month. The remaining distributions for 2014 will continue to be paid on or about the 15th of every month. The distribution amount will be adjusted based on the payout rate of the combined Growth and Distribution Fund, utilizing the hypothetical account information of the Growth and Distribution Fund.

Tax-Free Reorganization. It is expected that the proposed Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (or the “Code”). As a

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condition to closing the Reorganization, the Funds will receive a favorable opinion from legal counsel as to the foregoing income tax consequences of the Reorganization. Please see “Investment Practices and Risk Considerations: Information About the Reorganization: Tax-Free Reorganization” for additional information.

Fees and Expenses

The tables below compare the fees and annualized expenses of Investor Shares of the Growth Fund, Distribution Fund and Growth and Distribution Fund as of December 31, 2012. The tables also show the estimated fees and expenses of Investor Shares of the combined Fund, on a pro forma basis, as of June 30, 2013, and do not include the estimated costs of the Reorganization (for information about the costs of the Reorganization please see Expenses of the Reorganization). The actual fees and expenses of the Funds and the combined Fund as of the closing date may differ from those reflected in the table below.

Shareholder Fees (fees paid directly from your investment)

	Growth Fund	Distribution Fund	Growth and	Growth and
	Investor Shares	Investor Shares	Distribution Fund	Distribution Fund
			Investor Shares	Pro Forma
Combined Fund
Investor Shares
Sales Charge (Load)	None	None	None	None
Imposed on Purchases

Transaction Fee on	None	None	None	None
Purchases

Sales Charge (Load)	None	None	None	None
Imposed on
Reinvested Dividends

Redemption Fee	None	None	None	None

Account Service Fee	$20/year	$20/year	$20/year	$20/year
(for fund account
balances below
$10,000)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Growth Fund	Distribution Fund	Growth and	Growth and
	Investor Shares	Investor Shares	Distribution Fund	Distribution Fund
			Investor Shares	Pro Forma
Combined Fund
Investor Shares
Management	None	None	None	None
Expenses

12b-1 Distribution Fee	None	None	None	None

Other Expenses(1)	0.03%	0.03%	0.03%	0.04%

Acquired Fund Fees	0.32%	0.48%	0.40%	0.35%
and Expenses

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Total Annual Fund	0.35%(2)	0.51%(3)	0.43%(2)	0.39%
Operating Expenses

(1)	Other Expenses reflects direct expenses attributable to a Fund’s investment in an Irish-domiciled wholly owned subsidiary, which in turn invests in commodity-linked and other investments.
(2)	Total Annual Fund Operating Expenses would be 0.22% if Acquired Fund Short Sale Dividend and Acquired Fund Short Sale Borrowing Expenses were excluded. Vanguard Market Neutral Fund’s short sale borrowing and dividend expenses are expected to be offset by amounts a Fund earns through short sale-related interest earnings and other investment returns.
(3)	Total Annual Fund Operating Expenses would be 0.21% if Acquired Fund Short Sale Dividend and Acquired Fund Short Sale Borrowing Expenses were excluded. Vanguard Market Neutral Fund’s short sale borrowing and dividend expenses are expected to be offset by amounts a Fund earns through short sale-related interest earnings and other investment returns.

Example

The following examples are intended to help you compare the cost of investing in Investor Shares of the Growth Fund, Distribution Fund, Growth and Distribution Fund and combined Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 for the time periods indicated; the results apply whether or not you redeem your shares at the end of each period. These examples also assume that each year your investment has a 5% return and that each Fund’s operating expenses remain the same. Although your actual costs and returns might be different based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Growth Fund	$36	$113	$197	$443
Investor Shares

Distribution Fund	$52	$164	$285	$640
Investor Shares

Growth and	$44	$138	$241	$542
Distribution Fund
Investor Shares

Growth and	$40	$125	$219	$493
Distribution Fund
Pro Forma
Combined Fund
Investor Shares

These examples should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect each Fund’s performance. During the most recent fiscal year, the Growth Fund’s

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portfolio turnover rate was 50%. During the most recent fiscal year, the Distribution Fund’s portfolio turnover rate was 33%. During the most recent fiscal year, the Growth and Distribution Fund’s portfolio turnover rate was 32%.

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INVESTMENT PRACTICES AND RISK CONSIDERATIONS

Following is a brief discussion of the investment objectives, strategies, and risks of the Funds. More detailed information is available in each Fund’s prospectus and any accompanying prospectus supplements, and Statement of Additional Information.

Investment Objective

The investment objectives for each of the Funds are as follows:

Fund	Investment Objective
Growth Fund	The Fund will make monthly distributions of cash while
seeking to provide inflation protection and appreciation
of invested capital over the long term.

Distribution Fund	The Fund will make monthly distributions of cash while
seeking to provide preservation of invested capital over
the long term.

Growth and Distribution Fund	The Fund will make monthly distributions of cash while
seeking to provide inflation protection and preservation
of invested capital over the long term.

After the Reorganization, the Growth and Distribution Fund’s investment objective would be clarified to state that “The Fund will make monthly cash distributions while seeking to have these distributions and the invested capital keep pace with inflation over time.”

Each Fund’s investment objectives are not fundamental and may be changed without a shareholder vote. The Managed Payout Funds achieve their investment objectives by investing primarily in other Vanguard mutual funds but also in other potential investments.

Primary Investment Strategies

The Funds invest in Vanguard mutual funds and other investments according to an asset allocation strategy designed to provide shareholders with regular cash flow from their investments in a Fund. The Funds may allocate their assets across a broadly diversified selection of opportunities—such as stocks (including stocks issued by REITs), bonds, cash, inflation-linked investments, and selected other investments—in proportions that reflect the advisor’s evaluation of their expected returns and risks as an integrated whole. Vanguard uses quantitative analysis and professional judgment in an attempt to combine complementary asset classes and investments across the risk/reward spectrum. The exact proportion of each asset class or investment may be changed to reflect shifts in Vanguard’s risk and return expectations. Although each Fund has flexibility to invest substantially in a single asset class or investment, the Funds are generally expected to allocate their assets across multiple asset classes and investments, including the following:

  Stocks. A Fund may invest in Vanguard Total Stock Market Index Fund and Vanguard Total International Stock Index Fund (and/or other Vanguard stock funds) to capture the investment returns of U.S. and foreign equity markets. A Fund may also invest in Vanguard REIT Index Fund, in order to capture the returns of stocks issued by equity real estate investment trusts (known as REITs). A Fund will, through its investments in Vanguard stock funds, indirectly invest, to varying degrees, in large-, mid-, and small-capitalization stocks diversified across growth and value styles in the United States, as well as stocks of companies located in developed and emerging markets around the world.
  Bonds and Cash. A Fund may invest in Vanguard Total Bond Market II Index Fund, Vanguard Intermediate- Term Investment-Grade Fund, and Vanguard Total International Bond Index Fund (and/or other Vanguard bond

6

  funds) to capture the investment returns of U.S. and foreign fixed income markets. Through its investments in one or more Vanguard bond funds, a Fund will indirectly invest, to varying degrees, in a wide spectrum of short-, intermediate-, and long-term U.S. government, U.S. agency, and investment-grade U.S. corporate bonds; mortgage-backed and asset-backed securities; and government, agency, corporate, and securitized investment- grade foreign bonds issued in currencies other than the U.S. dollar (but hedged by Vanguard to minimize currency exposure). A Fund may also invest a portion of its assets in a Vanguard money market fund that invests in high-quality, short-term money market instruments.
  Inflation-Linked Investments. A Fund may invest in Vanguard Inflation-Protected Securities Fund, which invests primarily in inflation-indexed securities issued by the U.S. government, its agencies and instrumentalities, and corporations.
  Other Investments. A Fund may invest in selected other investments (“other investments”) that employ strategies that have historically generated capital appreciation over the long term while exhibiting low correlation with the returns of the U.S. stock market. Vanguard believes that the expected return characteristics of these other investments offer potential diversification to a balanced portfolio of stocks, bonds, and cash. A description of a Fund’s potential other investments follows:

o Commodity-Linked Investments and Subsidiary Investments. A Fund may allocate a portion of its assets to investments that create exposure to the commodity markets, including investments that provide exposure to the total return of a diversified basket of exchange-traded futures contracts on physical commodities. Commodities include real assets such as agricultural products, livestock, precious and industrial metals, and energy products. A Fund may obtain exposure to the commodities markets through investing a portion of its assets in a wholly owned subsidiary, which in turn invests in fixed income securities as well as commodity-linked investments. A Fund may also obtain exposure to commodities markets by direct investment in commodity-linked investments. Commodity-linked investments may include commodity futures contracts, options on commodity futures contracts, commodity-linked total return swaps, commodity-linked structured notes, exchange-traded commodity pools or funds, and other commodity-linked investments.

o Market Neutral Investments. A Fund may invest in Vanguard Market Neutral Fund, which seeks to provide long-term capital appreciation while limiting exposure to general stock market risk. The Market Neutral Fund’s advisor selects and maintains a diversified portfolio of common stocks for a Fund. The Market Neutral Fund follows a market neutral strategy, which the fund defines as a strategy designed to produce a portfolio that is neutral with respect to general stock market risk, sometimes referred to as beta neutrality. Beta is a measure of a stock’s volatility relative to the volatility of the general stock market. The advisor for the Market Neutral Fund buys equity securities it considers to be undervalued and sells short securities it considers to be overvalued, in amounts that it believes will achieve market neutrality. By taking long and short positions in different securities, the Market Neutral Fund attempts to limit the effect of market movements on portfolio performance.

Each Fund invests in Vanguard mutual funds and other investments according to an asset allocation strategy designed to provide shareholders with regular cash flow from their investments in the Fund.

Vanguard advisor uses quantitative analysis and professional judgment to select the asset classes and investments that make up a Fund’s investment portfolio. In making such decisions, the advisor must, among other things, monitor and evaluate the expected risks, returns, and correlations of eligible assets classes and investments, as well as the likelihood that the selected combination will achieve a Fund’s investment objective. These decisions are based, in part, upon the advisor’s forecasts, estimates, analysis of historical events, and other aspects of quantitative analysis and professional judgment. The advisor’s decisions may, for a variety of reasons, fail to accurately predict the actual risk, returns, and correlations of the asset classes and investments held by the Fund. Among the reasons predictions could be inaccurate are scarcity of historical data about certain asset classes or investments, the fact that future events may not follow historical norms, and the potential for human error. It is possible that the advisor’s allocation of Fund assets across specific asset classes and investments will cause the Fund to incur losses or underperform other funds with a similar investment objective. The underlying Vanguard funds in which the Fund

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invests also may be subject to manager risk to the extent that an underlying fund advisor’s poor security selection will cause that underlying fund to underperform relevant benchmarks or other funds with similar investment objectives.

Vanguard has appointed an investment committee for the Funds. The investment committee makes three key asset allocation decisions for the Funds. First, the committee identifies eligible asset classes and investments for each Fund. Second, the committee establishes strategic asset allocation ranges specifying each Fund’s minimum and maximum long-term allocations to eligible asset classes and investments. Third, the committee establishes a short-to intermediate-term asset allocation target for each Fund. The committee’s asset allocation targets govern the portfolio manager’s day-to-day investment decisions for each Fund.

The investment committee’s decisions are based, in part, on a consideration of a wide range of strategic inputs, which may include some combination of the following factors (or others): a Fund’s prior performance; value at risk and expected shortfall; volatility; macroeconomic factors; current and expected market conditions; cash flows; estimates of changes in the spreads between the expected returns of eligible asset classes and investments; historical and expected correlations between and among asset classes and investments; quantitative modeling of the likelihood that a proposed combination of asset classes and investments will achieve a Fund’s investment objective; and the results of stress tests. The investment committee’s decisions are also based on the collective professional judgment of its members. The Funds are managed in accordance with a variety of statistical and compliance-based risk management controls and procedures.

The Funds do not have fixed asset allocations but have the flexibility, subject to applicable law, to invest substantially in a single asset class or investment. However, the Funds are generally expected to invest their assets across multiple asset classes or investments. The assets of each Fund are independently allocated based on the Fund’s investment objective. The exact proportion of each asset class or investment held by a Fund may change to reflect shifts in the advisor’s risk-and-return expectations.

Primary Risks

The Funds’ investment strategies are intended to create a moderate level of risk for the Funds. An investment in a Fund, however, could lose money over short, intermediate, or even long periods of time because the Fund allocates its assets worldwide across different asset classes and investments with specific risk and return characteristics.

A Fund is subject to one or more of the risks described in this section. Each of these risks, alone or in combination with other risks, has the potential to hurt, sometimes significantly, Fund performance and reduce Fund distributions.

The following are the primary risks for the Funds:

  Managed Distribution Risk. A Fund is expected to continue to make monthly cash distributions under its managed distribution policy regardless of the Fund’s investment performance. Because these distributions will be made from Fund assets and shareholders are generally not expected to reinvest such distributions in additional Fund shares, the Fund’s monthly cash distributions will reduce the amount of assets available for investment by the Fund. It is possible for a Fund to suffer substantial investment losses and simultaneously experience additional asset reductions as a result of its distributions to shareholders under the managed distribution policy. Moreover, even if a Fund’s capital grows over short, intermediate, or long periods of time, it is possible that such growth will be insufficient to enable the Fund to maintain the amount of its scheduled cash distributions without returning capital to shareholders. A return of capital is a return of all or part of a shareholder’s original investment in a Fund. In general, return of capital reduces a shareholder’s cost basis in Fund shares and is not taxable to a shareholder until his or her cost basis has been reduced to zero.
  A Fund’s ability to achieve its objective of preserving capital while making monthly distributions is subject to market conditions at the time you invest and the length of time you hold shares of the Fund. For

8

buying shares of a Fund when interest rates are low and stock prices are declining may result in lower monthly distributions and less capital preservation or appreciation in a Fund.
A Fund’s managed distribution policy is designed to distribute a consistent amount of cash once per month throughout each calendar year, excluding any additional distributions required to comply with applicable law. Under the managed distribution policy, the dollar amount of a Fund’s scheduled monthly distributions for a particular calendar year generally will increase or decrease each January based on a Fund’s performance over the previous three years. Accordingly, the dollar amount of a Fund’s monthly cash distributions could increase or decrease substantially from one year to the next and over time depending on, among other things, the performance of the financial markets in which a Fund invests, the allocation of Fund assets across different asset classes and investments, the performance of the Fund’s investment and the amount and timing of prior distributions by the Fund. It is also possible for your distributions from a Fund to decrease substantially from one year to the next and over time, depending on the timing of your investments in a Fund. Any redemptions you make from your Fund account also may proportionately reduce the amount of future cash distributions you will receive from the Fund.
Manager Risk and Asset Allocation Risk. Each Fund is subject to manager risk and asset allocation risk, which are the risks that poor investment selections and/or poor asset allocation decisions by the advisor, and the asset allocation targets set by the investment committee, will cause the Fund either to fail to achieve its objective or to generate lower returns than were possible from different investment selections and/or asset allocation decisions. The underlying Vanguard funds in which the Fund invests also may be subject to manager risk to the extent that poor security selection by an advisor of an underlying fund will cause that underlying fund to underperform relevant benchmarks or other funds with similar investment objectives.
U.S. Stock Risks -- A Fund’s investments in underlying funds that invest in stocks subject it to stock risks, such as stock market risk and REIT stock risk.
Stock market risk is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

• REIT stock risk includes risks associated with investments in an underlying fund that invests primarily in REITs, and also includes real estate industry risk and investment style risk, as well as stock market risk (previously described) and interest rate risk (described under “Bond Risks”). Real estate industry risk is the chance that the stocks of REITs will decline because of adverse developments affecting the real estate industry and real property values. Investment style risk is the chance that the returns from REIT stocks—which typically are small- or mid-capitalization stocks—will trail returns from the overall stock market. Historically, small- and mid-cap stocks have performed quite differently from the overall market.

  Foreign Stock Risks. A Fund’s investments in underlying funds that invest in foreign stocks can be riskier than U.S. stock investments. The prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions. Additional foreign stock risks include currency risk, country/regional risk, and emerging markets risk.
  • Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

• Country/regional risk is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions.

• Emerging markets risk is the chance that the stocks of companies located in emerging markets will be substantially more volatile, and substantially less liquid, than the stocks of companies located in more developed foreign markets.

  Bond Risks. A Fund’s investments in underlying funds that invest in bonds or money market instruments subject it to bond risks, such as interest rate risk, income risk, credit risk, call risk, and, to a limited extent, event risk. A Fund is also subject to risks associated with investments in currency-hedged foreign bonds, including country/regional risk and currency hedging risk.

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• Interest rate risk is the chance that bond prices will decline because of rising interest rates. Interest rate risk should be moderate for a Fund because the underlying bond funds invest primarily in short- and intermediate-term bonds, whose prices are less sensitive to interest rate changes than are the prices of long-term bonds.

• Income risk is the chance that an underlying fund’s income will decline because of falling interest rates.

• Credit risk is the chance that the issuer of a security will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that security to decline, thus reducing an underlying fund’s return. Although a Fund has limited exposure to low-quality bonds (through its investment in Vanguard Intermediate-Term Investment-Grade Fund), overall credit risk should be low for the Fund because the underlying bond funds invest primarily in bonds that are considered high-quality and, to a lesser extent, in bonds that are considered medium-quality.

• Call risk is the chance that during periods of falling interest rates, issuers of callable bonds may call (redeem) securities with higher coupons or interest rates before their maturity dates. If an underlying fund holds a bond that is called, the underlying fund would then lose any price appreciation above the bond’s call price and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the underlying fund’s income. For mortgage-backed securities, this risk is known as prepayment risk.

• Country/regional risk is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by foreign governments, government agencies, or companies.

• Currency hedging risk is the chance that the currency hedging transactions entered into by the underlying international bond fund may not perfectly offset the fund’s foreign currency exposure. • Event risk is the chance that corporate fixed income securities will suffer a substantial decline in credit quality and market value because of a corporate restructuring.

  Inflation-Linked Investment Risk. A Fund’s investment in Vanguard Inflation-Protected Securities Fund subjects it to risks associated with investing in inflation-indexed securities. These risks include the chance of considerable income fluctuations associated with changes in inflation, as well as bond risks (previously described).
  Commodity-Linked Investment and Subsidiary Risk. A Fund has the ability to obtain commodity exposure by investing directly in commodity-linked investments, and in a subsidiary that invests in commodity- linked investments. These investments subject a Fund to risks associated with investments that create exposure to the total return of exchange-traded futures contracts on physical commodities. Commodity futures prices have a historically low correlation with the returns of the stock and bond markets. Particular commodity-linked investments will not necessarily conform to the composition, weighting, roll dates, reset dates, or contract months of any particular commodity futures market index. Commodity-linked investment risks include commodity futures trading risk, structured note risk, swap agreement risk, and derivatives risk. Derivatives may involve risks different from, and possibly greater than, investments in the underlying securities, assets, reference rates, or indexes. The use of a derivative subjects the investor to the risk of non-performance by the counterparty, potentially resulting in delayed or partial payment or even non-payment of amounts due under the derivative contract. Investment in a subsidiary also subjects the Fund to subsidiary investment risk, manager risk, and tax risk. The subsidiary will not be organized as a mutual fund that is registered under any federal or state securities laws, including the Investment Company Act of 1940.
  Market Neutral Investment Risk. A Fund’s investment in Vanguard Market Neutral Fund subjects it to risks associated with market neutral investing, such as strategy risk, short-selling risk, manager risk, investment risk, country risk, and currency risk.

Other Investment Policies and Risks

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Although the Funds actively allocate their assets principally among some combination of stocks (including stocks issued by REITs), bonds, cash, inflation-linked investments, and selected other investments, each Fund may make other kinds of investments to achieve its objective.

Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that a Fund may not be able to sell in the ordinary course of business. Restricted securities are a special type of illiquid security; these securities have not been publicly issued and legally can be resold only to qualified buyers. From time to time, the board of trustees may determine that particular restricted securities are not illiquid, and those securities may then be purchased by a Fund without limit.

Derivatives. Each Fund may invest in derivatives only if the expected risks and rewards of the derivatives are consistent with the investment objective, policies, strategies, and risks of the Fund. In particular, derivatives will be used only when they may help the advisor:

  Invest in eligible asset classes or investments with greater efficiency and lower cost than is possible through direct investment;
  Add value when these instruments are attractively priced; or
  Hedge specific risk factors associated with eligible asset classes or investments or with the investment portfolio as a whole;
  Reduce the potential volatility of the investment portfolio as a whole; or
  Minimize the risk of loss.

The Funds’ derivative investments may include futures contracts, options on futures contracts, options on securities or securities indexes, credit default swaps, interest rate swaps, total return swaps, foreign currency exchange forward contracts, and other derivatives.

Losses involving certain derivatives can sometimes be substantial or even greater than the principal amount invested—in part because a relatively small price movement in such derivatives may result in an immediate an substantial loss to the investor. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying securities, assets, reference rates, or indexes. The market for may derivatives is, or can suddenly become, illiquid, which may result in significant, rapid, and unpredictable changes in the prices for derivatives. The use of a derivative subjects the investor to the risk of non-performance by the counterparty, potentially resulting in delayed or partial payment or even non-payment of amounts due under the derivative contract.

Other Cash Instruments. Each Fund may invest a portion of its assets in direct holdings of investment-grade fixed income securities, high-quality money market instruments, and cash. The primary purpose of these investments is to enable a Fund to satisfy margin deposit, collateralization, and/or segregation obligations associated with its use of derivatives.

Each Fund may invest a small portion of assets in shares of stock or bond exchange-traded funds (ETFs). ETFs provide returns similar to those of stocks or bonds. The advisor may purchase ETFs when doing so will reduce the transaction costs, facilitate cash management, or add value because the instruments are favorably priced. Vanguard receives no additional revenue from a Fund’s assets invested in ETF Shares of other Vanguard funds. Fund assets invested in ETF Shares are excluded when allocating to the Fund its share of the costs of Vanguard operations.

Cash Management. Each Fund’s daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, each Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.

Temporary Investment Measures. Each Fund may temporarily depart from its normal investment policies and strategies when Vanguard believes that doing so is in the Fund’s best interest, so long as the alternative is consistent with the Fund’s investment objective. For instance, a Fund may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with a Fund’s objective when those instruments are more favorably priced

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or provide needed liquidity, as might be the case if a Fund is transitioning assets from one advisor to another or receives large cash flows that it cannot prudently invest immediately.

In addition, each Fund may take temporary defensive positions that are inconsistent with its normal investment policies and strategies—for instance, by allocating substantial assets to cash, commercial paper, or other less volatile instruments—in response to adverse or unusual market, economic, political, or other conditions. In doing so, a Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective.

Managed Distribution Policies

Each Fund has adopted a managed distribution policy under which it seeks to distribute a targeted amount of cash to shareholders on or about the 15th calendar day of each month. The monthly distribution per share for a given calendar year will be calculated as of January 1 of that year and is generally expected to be fixed during the year. This monthly distribution per share, however, will vary from year to year based on a Fund’s performance over the previous three years. The monthly distribution per share for a Fund is based on the account value of a hypothetical account assumed to hold shares of a Fund purchased at inception. It is further assumed that this hypothetical account experiences the same distributions as the accounts of actual shareholders of a Fund and that no further purchases, redemptions, or reinvestments are made for the hypothetical account, except the automatic reinvestment of certain required taxable distributions in additional shares of a Fund. The shareholders of a Fund are expected to receive a monthly cash distribution that is equal to the monthly distribution per share (as in the calculation that follows) multiplied by the number of shares they own on the record date.

The formula to calculate the monthly distribution per share in a calendar year is as follows:

Growth Fund

Average daily value of hypothetical account
	3%		over prior 3 calendar years
Monthly distribution	=_______________	X
per share
	12		Number of shares held by hypothetical account
at the end of the prior calendar year

Growth and Distribution Fund

Average daily value of hypothetical account
	4%*		over prior 3 calendar years
Monthly distribution	=_______________	X
per share
	12		Number of shares held by hypothetical account
at the end of the prior calendar year

Distribution Fund

Average daily value of hypothetical account
	7%		over prior 3 calendar years
Monthly distribution	=_______________	X
per share
	12		Number of shares held by hypothetical account
at the end of the prior calendar year

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*	The payout rate for the Growth and Distribution Fund will adjust to 4%, which will be effective after the closing of the Reorganization. The monthly distributions for 2013 will remain unchanged and is based on the current 5% payout rate.

Please note that each Fund’s managed distribution policy is not designed to generate, and is not expected to result in, distributions that equal a fixed percentage of the Fund’s current net asset value per share or a fixed percentage of a shareholder’s current account value. Instead, Fund shareholders are expected to receive a monthly distribution that is equal to the monthly distribution per share (as determined under the distribution formula) multiplied by the number of shares they own on the record date.

The hypothetical account value is averaged over the prior three years in order to increase the relative predictability and relative stability of distributions to shareholders from year to year.

Each Fund generally expects to distribute to shareholders substantially all of its net income (for example, interest and dividends) as well as substantially all of its net capital gains (for example, from the sale of its holdings or distributions from other funds it holds). In addition, given its managed distribution policy, a Fund’s distributions may be treated, in part, as a return of capital. Each Fund will provide disclosures with each monthly distribution that estimate the percentages of the current and year-to-date distributions that represent net investment income, other income or capital gains, and return of capital (if any). At the end of the year, the Funds may be required under applicable law to recharacterize distributions for the year among ordinary income, capital gains, and return of capital (if any) for purposes of tax reporting to shareholders.

An additional distribution may be made in December or after a Fund’s fiscal year end, and other additional distributions may be made with respect to a particular fiscal year in order to comply with applicable law. The Funds are designed with the expectation that the twelve scheduled monthly distributions will be paid in cash but that each additional distribution will be automatically reinvested in additional shares. Accordingly, the Funds will generally automatically reinvest any thirteenth or other additional distribution in additional shares. These additional shares can then be redeemed under the same terms and conditions as any other shares of the Funds. The Funds also may, upon written request, distribute cash rather than automatically reinvesting an additional distribution in additional shares. If you wish to receive an additional distribution for a particular calendar year in cash (rather than in additional shares), please call Vanguard for instructions in October of that calendar year. Please note that your decision to receive additional distributions in cash (rather than in additional shares) will proportionately reduce the amount of future cash distributions you will receive from the Fund. The hypothetical account also will be required to reinvest each additional distribution in additional shares of the Fund.

A Fund’s board of trustees may change the managed distribution policy in the interest of shareholders without a shareholder vote.

Proposed Distributions Upon Completion of the Merger

Your monthly distribution per share for the remainder of 2013 will remain unchanged. However, the monthly payment in January 2014 will occur at or near the end of the month. The remaining distributions for 2014 will continue to be paid on or about the 15th of every month.

Beginning in 2014, the Growth and Distribution Fund will adjust the payout rate from 5% to 4%. In addition, the payments made in 2014 will utilize the “Average daily value of hypothetical account over prior 3 calendar years” and the “Number of shares held by hypothetical account at the end of the prior calendar year” of the Growth and Distribution Fund.

Finally, the calculation for the 2014 monthly distributions will use September 30, 2013 as the immediate prior year end and not the prior calendar year of December 31, 2013. Therefore, the “prior 3 calendar years” shall be from October 1, 2010 to September 30, 2013 and the “end of the prior calendar year” shall be September 30, 2013. This change is to assist in merger processing and to assist shareholders with understanding the change of the payouts and

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distributions on their Funds. The calculation for the monthly distributions for 2015 and other future years will revert back to be based on the prior three calendar years and a calendar year end of 12/31.

Comparison of Investment Objectives, Investment Strategies and Risks

The Growth Fund and Distribution Fund have similar investment objectives to the Growth and Distribution Fund. All of the Funds have an investment objective of providing monthly distributions of cash. The Growth and Distribution Fund also provides for inflation protection, which is an objective for the Growth Fund, and preservation of capital, which is the other objective for the Distribution Fund. The combined fund will have the investment objective of the Growth and Distribution Fund. There is no guarantee that each Fund will achieve its stated objective.

The Funds have identical primary and other investment strategies. The Funds invest in Vanguard mutual funds and other investments according to an asset allocation strategy designed to provide shareholders with regular cash flow from their investments in a Fund. The combined fund will continue to utilize the primary and other investment strategies of the Growth and Distribution Fund.

All the Funds have identical primary and other risks. The combined fund will continue to have the primary and other risks of the Growth and Distribution Fund.

Investment Advisor and Portfolio Manager

The Funds are all advised by Vanguard, overseen by the Vanguard Equity Investment Group, and managed by the same portfolio manager, Michael H. Buek.

Mortimer J. Buckley, Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard’s Equity Investment and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Mr. Buckley joined Vanguard in 1991 and has held various senior leadership positions with Vanguard. He received his A.B. in Economics from Harvard and an M.B.A. from Harvard Business School.

Joseph Brennan, CFA, Principal of Vanguard and head of Vanguard’s Equity Index Group. He has oversight responsibility for all equity index funds managed by the Equity Investment Group. He first joined Vanguard in 1991. He received his B.A. in economics from Fairfield University and an M.S. in finance from Drexel University.

John Ameriks, Ph.D., Principal of Vanguard and head of Vanguard’s Active Equity Group. He has oversight responsibility for all active quantitative equity funds managed by the Equity Investment Group. He joined Vanguard in 2003. He received his A.B. in economics from Stanford University and a Ph.D. in economics from Columbia University.

The manager primarily responsible for the day-to-day management of the Funds, consistent with the asset allocation targets established by the Funds’ investment committee, is:

Michael H. Buek, CFA, Principal of Vanguard. He has been with Vanguard since 1987; has managed investment portfolios since 1991; and has managed the Funds since their inceptions in 2008. Education: B.S., University of Vermont; M.B.A., Villanova University.

The Funds’ investment committee is made up of John Ameriks (chair of the committee); Mortimer J. Buckley; Joseph Davis, Principal, Investment Strategy Group and Chief Economist; and Sean P. Hagerty, Principal, Portfolio Review Department.

Comparison of Fundamental Investment Restrictions

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The Funds have identical fundamental investment restrictions:

Borrowing – Each Fund may borrow money only as permitted by the Investment Company Act of 1940 (the “1940 Act”) or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over a Fund.

Commodities – Each Fund may invest in commodities only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over a Fund.

Diversification – Each Fund will limit the aggregate value of its holdings (except U.S. government securities, cash, and cash items, as defined under subchapter M of the Internal Revenue Code of 1986 (or “IRC”), and securities of other regulated investment companies), each of which exceeds 5% of the Fund’s total assets or 10% of the issuer’s outstanding voting securities, to an aggregate of 50% of the Fund’s total assets as of the end of each quarter of the taxable year. Additionally, a Fund will limit the aggregate value of its holdings of a single issuer (other than U.S. government securities, as defined in the IRC, or the securities of other regulated investment companies) to a maximum of 25% of the Fund’s total assets as of the end of each quarter of the taxable year.

Industry Concentration – Each Fund will not concentrate its investments in the securities of issuers whose principal business activities are in the same industry.

Loans – Each Fund may make loans to another person only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.

Real Estate – Each Fund may not invest directly in real estate unless it is acquired as a result of ownership of securities or other instruments. This restriction shall not prevent a Fund from investing in securities or other instruments (1) issued by companies that invest, deal, or otherwise engage in transactions in real estate, or (2) backed or secured by real estate or interests in real estate.

Senior Securities - Each Fund may not issue senior securities except as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over a Fund.

Underwriting – Each Fund may not act as an underwriter or another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 (the “1933” Act), in connection with the purchase and sale of portfolio securities.

INVESTMENT PERFORMANCE OF THE FUNDS

Investment Performance of Growth Fund

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Growth Fund. The bar chart shows how the performance of the Growth Fund’s Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of relevant market indexes and a composite index, which have investment characteristics similar to those of the Growth Fund. FTSE All-World Index returns are adjusted for withholding taxes applicable to U.S.-based mutual funds organized as Delaware statutory trusts. MSCI ACWI Equity Investable Market Index (IMI) returns are adjusted for withholding taxes. Keep in mind that the Growth Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns – Growth Fund Investor Shares

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During the periods shown in the bar chart, the highest return for a calendar quarter was 15.45% (quarter ended June 30, 2009), and the lowest return for a quarter was –13.40% (quarter ended September 30, 2011).

Performance through the most recent calendar quarter ended September 30 was 12.92%.

Average Annual Total Returns for Periods Ended December 31, 2012
		Since Inception
	1 Year	(May 2, 2008)
Growth Fund Investor Shares
Return Before Taxes	13.24%	1.77%
Return After Taxes on Distributions	12.54	1.07
Return After Taxes on Distributions and Sale of Fund Shares	8.91	1.15
Comparative Indexes
FTSE All-World Index
(reflects no deduction for fees or expenses)	16.61%	–0.29%
Barclays U.S. Aggregate Bond Index
(reflects no deduction for fees, expenses, or taxes)	4.21	5.98
Managed Payout Growth Focus Composite Index
(reflects no deduction for fees, expenses, or taxes)	12.72	0.93
MSCI ACWI Equity IMI
(reflects no deduction for fees or expenses)	16.38	–0.13

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Performance of Distribution Fund

Annual Total Returns

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The following bar chart and table are intended to help you understand the risks of investing in the Distribution Fund. The bar chart shows how the performance of the Distribution Fund’s Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of relevant market indexes and a composite index, which have investment characteristics similar to those of the Distribution Fund. FTSE All-World Index returns are adjusted for withholding taxes applicable to U.S.-based mutual funds organized as Delaware statutory trusts. MSCI ACWI Equity Investable Market Index (IMI) returns are adjusted for withholding taxes. Keep in mind that the Distribution Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns – Distribution Fund Investor Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 12.86% (quarter ended June 30, 2009), and the lowest return for a quarter was –8.48% (quarter ended September 30, 2011).

Performance through the most recent calendar quarter ended September 30 was 8.67%.

Average Annual Total Returns for Periods Ended December 31, 2012
		Since Inception
	1 Year	(May 2, 2008))
Distribution Fund Investor Shares
Return Before Taxes	9.39%	2.73%
Return After Taxes on Distributions	8.64	1.81
Return After Taxes on Distributions and Sale of Fund Shares	6.35	1.84
Comparative Indexes
FTSE All-World Index
(reflects no deduction for fees or expenses)	16.61%	–0.29%
Barclays U.S. Aggregate Bond Index
(reflects no deduction for fees, expenses, or taxes)	4.21	5.98
Managed Payout Distribution Focus Composite Index
(reflects no deduction for fees, expenses, or taxes)	9.97	2.62
MSCI ACWI Equity IMI
(reflects no deduction for fees or expenses)	16.38	–0.13

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

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Investment Performance of Growth and Distribution Fund

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Growth and Distribution Fund. The bar chart shows how the performance of the Growth and Distribution Fund’s Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of relevant market indexes and a composite index, which have investment characteristics similar to those of the Growth and Distribution Fund. FTSE All-World Index returns are adjusted for withholding taxes applicable to U.S.-based mutual funds organized as Delaware statutory trusts. MSCI ACWI Equity Investable Market Index (IMI) returns are adjusted for withholding taxes. Keep in mind that the Growth and Distribution Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns —Growth and Distribution Fund Investor Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 13.52% (quarter ended June 30, 2009), and the lowest return for a quarter was -10.51% (quarter ended September 30, 2011).

Performance through the most recent calendar quarter ended September 30 was 10.24%.

.
Average Annual Total Returns for Periods Ended December 31, 2012
		Since inception
	1 Year	(May 2, 2008)
Growth and Distribution Fund Investor Shares
Return Before Taxes	11.02%	2.41%
Return After Taxes on Distributions	10.35	1.57
Return After Taxes on Distributions and Sale of Fund Shares	7.40	1.60
Comparative Indexes
FTSE All-World Index
(reflects no deduction for fees or expenses)	16.61%	–0.29%
Barclays U.S. Aggregate Bond Index
(reflects no deduction for fees, expenses, or taxes)	4.21	5.98
Managed Payout Growth and Distribution Composite Index
(reflects no deduction for fees, expenses, or taxes)	10.67	1.66
MSCI ACWI Equity IMI
(reflects no deduction for fees or expenses)	16.38	–0.13

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Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Share Price

Share price, also known as net asset value (“NAV”), is calculated each business day as of the close of regular trading on the New York Stock Exchange (or “Exchange”), generally 4 p.m., Eastern time. The NAV per share is computed by dividing the total assets, minus liabilities, of a Fund by the number of Fund shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Funds do not transact purchase or redemption requests. The underlying funds in which the Funds invest also do not calculate their NAV on days when the Exchange is closed but the value of their assets may be affected to the extent that they hold foreign securities that trade on foreign markets that are open.

Each Fund’s NAV is calculated based, in part, upon the values of the underlying mutual funds in which a Fund invests. The values of any mutual fund shares held by a fund are based on the market value of the shares. The values of any ETF shares held by a Fund are based on the market value of those shares. The prospectuses for the underlying funds explain the circumstances under which those funds will use fair-value pricing and the effects of doing so.

Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Debt securities held by a fund are valued based on information furnished by an independent pricing service or market quotations. Certain short-term debt instruments used to manage a fund’s cash are valued on the basis of amortized cost.

When a fund determines that pricing-service information or market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security). A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund’s pricing time. Intervening events might be: company-specific (e.g., earnings report, merger announcement), or country-specific or regional/global (e.g., natural disaster, economic or political news, act of terrorism, interest rate change). Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Fair-value pricing may be used for domestic securities—for example, if (1) trading in a security is halted and does not resume before the fund’s pricing time or if a security does not trade in the course of a day, and (2) the fund holds enough of the security that its price could affect the NAV. A fund may use fair-value pricing with respect to its fixed income securities on bond market holidays when the fund is open for business (such as Columbus Day and Veterans Day).

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices are published daily on our website at vanguard.com/prices.

Purchases, Redemptions and Exchanges of Fund Shares; Other Shareholder Information

Purchase, Redemption, and Exchange Information. The following chart highlights the purchase, redemption, and exchange features of the Funds.

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Purchase, Redemption and	Growth Fund	Distribution Fund	Growth and Distribution Fund
Exchange Features	Investor Shares	Investor Shares	Investor Shares

Minimum initial purchase	$25,000	$25,000	$25,000
amount

Additional investment
purchase amount	$100	$100	$100
(other than by
	Automatic	(other than by Automatic
	Investment Plan,	Investment Plan, which	(other than by Automatic
	which has no	has no established	Investment Plan, which has no
	established minimum)	minimum)	established minimum)

Purchases	Through Vanguard’s	Through Vanguard’s
	website, mobile	website, mobile	Through Vanguard’s website,
	application, by	application, by telephone, mobile application, by telephone, or
	telephone, or by mail	or by mail	by mail

Redemptions	Through Vanguard’s	Through Vanguard’s
	website, mobile	website, mobile	Through Vanguard’s website,
	application, by	application, by telephone, mobile application, by telephone, or
	telephone, or by mail	or by mail	by mail

Yes, through
Free Exchange Privileges	Vanguard’s	Yes, through Vanguard’s
	website, mobile	website, mobile	Yes, through Vanguard’s website,
	application, by	application, by telephone, mobile application, by telephone, or
	telephone, or by mail	or by mail	by mail

Purchases

Trade Date

The trade date for any purchase request received in good order will depend on the day and time Vanguard receives your request, the manner in which you are paying, and the type of fund you are purchasing. Your purchase will be executed using the net asset value (NAV) as calculated on the trade date. NAVs are calculated only on days that the New York Stock Exchange (NYSE) is open for trading (a business day).

For purchases by check into all funds other than money market funds, and for purchases by exchange, wire, or electronic bank transfer (not using an Automatic Investment Plan) into all funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the same day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the next business day.

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For purchases by check into money market funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the next business day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the second business day following the day Vanguard receives the purchase request. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date for the purchase will be one business day later than for other funds.

For purchases by electronic bank transfer using an Automatic Investment Plan: Your trade date generally will be one business day before the date you designated for withdrawal from your bank account.

If your purchase request is not accurate and complete, it may be rejected.

Other Purchase Rules You Should Know

Check purchases. All purchase checks must be written in U.S. dollars and must be drawn on a U.S. bank. Vanguard does not accept cash, traveler’s checks, or money orders. In addition, Vanguard may refuse “starter checks” and checks that are not made payable to Vanguard.

New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without notice, to close your account or take such other steps as we deem reasonable.

Refused or rejected purchase requests. Vanguard reserves the right to stop selling fund shares or to reject any purchase request at any time and without notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because of a history of frequent trading by the investor or because the purchase may negatively affect a fund’s operation or performance.

Large purchases. Please call Vanguard before attempting to invest a large dollar amount.

No cancellations. Vanguard will not accept your request to cancel any purchase request once processing has begun.

Please be careful when placing a purchase request

Redeeming Shares

Trade Date

The trade date for any redemption request received in good order will depend on the day and time Vanguard receives your request and the manner in which you are redeeming. Your redemption will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day).

For redemptions by check, exchange, or wire: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

• Note on timing of wire redemptions from money market funds: For telephone requests received by Vanguard on a business day before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund), the redemption proceeds generally will leave Vanguard by the close of business the same day. For telephone requests received by Vanguard on a business day after those cut-off times, or on a nonbusiness day, and for all requests other than by telephone, the redemption proceeds generally will leave Vanguard by the close of business on the next business day.

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• Note on timing of wire redemptions from all other funds: For requests received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the redemption proceeds generally will leave Vanguard by the close of business on the next business day. For requests received by Vanguard on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the redemption proceeds generally will leave Vanguard by the close of business on the second business day after Vanguard receives the request.

For redemptions by electronic bank transfer using an Automatic Withdrawal Plan: Your trade date generally will be the date you designated for withdrawal of funds (redemption of shares) from your Vanguard account. Proceeds of redeemed shares generally will be credited to your designated bank account two business days after your trade date. If the date you designated for withdrawal of funds from your Vanguard account falls on a weekend, holiday, or other nonbusiness day, your trade date generally will be the previous business day.

For redemptions by electronic bank transfer not using an Automatic Withdrawal Plan: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

If your redemption request is not accurate and complete, it may be rejected. If we are unable to send your redemption proceeds by wire or electronic bank transfer because the receiving institution rejects the transfer, Vanguard will make additional efforts to complete your transaction. If Vanguard is still unable to complete the transaction, we may send the proceeds of the redemption to you by check, generally payable to all registered account owners, or use your proceeds to purchase new shares of the fund from which you sold shares for the purpose of the wire or electronic bank transfer transaction.

Other Redemption Rules You Should Know

Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.

Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind—that is, in the form of securities—if we reasonably believe that a cash redemption would negatively affect a Fund’s operation or performance or that the shareholder may be engaged in market-timing or frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption.

Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to seven calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.

Address change. If you change your address online or by telephone, there may be up to a 14-day restriction on your ability to request check redemptions online and by telephone. You can request a redemption in writing at any time. Confirmations of address changes are sent to both the old and new addresses.

Payment to a different person or address. At your request, we can make your redemption check payable, or wire your redemption proceeds, to a different person or send it to a different address. However, this generally requires the written consent of all registered account owners and may require a signature guarantee or a notarized signature. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.

No cancellations. Vanguard will not accept your request to cancel any redemption request once processing has begun. Please be careful when placing a redemption request.

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Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC.

Exchanging Shares

An exchange occurs when you use the proceeds from the redemption of shares of one Vanguard fund to simultaneously purchase shares of a different Vanguard fund. You can make exchange requests online (if you are registered for online access), by telephone, or by written request.

If the NYSE is open for regular trading (generally until 4 p.m., Eastern time, on a business day) at the time an exchange request is received in good order, the trade date generally will be the same day.

Vanguard will not accept your request to cancel any exchange request once processing has begun. Please be careful when placing an exchange request.

Please note that Vanguard reserves the right, without notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. See Frequent-Trading Limitations for additional restrictions on exchanges.

Payments to Financial Intermediaries

The Growth and Distribution Fund and its investment advisor, Vanguard, do not pay financial intermediaries for sales of its shares.

Advisory Arrangements

The Vanguard Group, Inc., P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Funds through an investment committee and the Equity Investment Group. As of September 30, 2013, Vanguard served as advisor for approximately $2.2 trillion in assets under management. Vanguard provides investment advisory services to the Funds on an at-cost basis, subject to the supervision and oversight of the trustees and officers of each Fund.

As funds of funds, the Managed Payout Funds contribute toward Vanguard’s capitalization and operating expenses through its underlying funds.

According to an agreement applicable to the Funds and Vanguard, the Funds’ direct expenses will be offset by Vanguard for (1) the Funds’ contributions to the costs of operating the underlying Vanguard funds in which the Funds invest, and (2) certain savings in administrative and marketing costs that Vanguard expects to derive from the Funds’ operation.

For a discussion of why the board of trustees approved each Fund’s investment advisory arrangement, see the most recent semiannual report to shareholders covering the fiscal period ended June 30.

Dividends, Capital Gains, and Taxes

Basic Tax Points

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Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, investors in taxable accounts should be aware of the following basic federal income tax points:

• Distributions (other than any return of capital) are taxable to you whether or not you reinvest these amounts in additional Fund shares.

• Distributions declared in December—if paid to you by the end of January—are taxable as if received in December.

• Any dividends and short-term capital gains distributions that you receive are taxable to you as ordinary income. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced tax rates on “qualified dividend income,” if any, distributed by a Fund.

• Any distributions of net long-term capital gains are taxable to you as long-term capital gains, no matter how long you’ve owned shares in the Fund.

• Capital gains distributions may vary considerably from year to year as a result of the Funds’ normal investment activities and cash flows.

• A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.

• Your cost basis in a Fund will be decreased by the amount of any return of capital that you receive. This, in turn, will affect the amount of any capital gain or loss that you realize when selling or exchanging your Fund shares.

• Return-of-capital distributions generally are not taxable to you until your cost basis has been reduced to zero. If your cost basis is at zero, return-of-capital distributions will be treated as capital gains.

Individuals, trusts, and estates whose income exceeds certain threshold amounts will be subject to a 3.8% Medicare contribution tax on “net investment income” in tax years beginning on or after January 1, 2013. Net investment income includes dividends paid by a Fund and capital gains from any sale or exchange of Fund shares.

Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.

If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. The Funds’ distributions are not designed to comply with any required minimum distribution rules applicable to tax-deferred retirement accounts, and shareholders receiving cash distributions from the Funds within such accounts will need to include such distributions, as appropriate, in the computation of their annual required minimum distribution.

This information statement provides general tax information only. Please consult your tax advisor for detailed information about any tax consequences for you.

General Information

Backup withholding. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not:

  Provide us with your correct taxpayer identification number;
  Certify that the taxpayer identification number is correct; and
  Confirm that you are not subject to backup withholding.

Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.

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Foreign investors. Vanguard funds offered for sale in the United States (Vanguard U.S. funds), including the Funds, generally are not sold outside the United States, except to certain qualified investors. Non-U.S. investors should be aware that U.S. withholding and estate taxes and certain U.S. tax reporting requirements may apply to any investments in Vanguard U.S. funds. For example, Vanguard may withhold an amount based on 100% of a Fund‘s distributions even if it is subsequently determined that one or more of these distributions consisted in part or entirely of amounts not subject to withholding.

Invalid addresses. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest the distribution and all future distributions until you provide us with a valid mailing address. Reinvestments will receive the net asset value calculated on the date of the reinvestment.

Frequent-Trading Limitations

Because excessive transactions can disrupt management of a Fund and increase the Fund’s costs for all shareholders, the board of trustees of each Vanguard fund places certain limits on frequent trading in the funds. Each Vanguard fund (other than money market funds and short-term bond funds) limits an investor’s purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account. ETF Shares are not subject to these frequent-trading limits.

For Vanguard Retirement Investment Program pooled plans, the limitations apply to exchanges made online or by telephone.

These frequent-trading limitations do not apply to the following:

• Purchases of shares with reinvested dividend or capital gains distributions.

• Transactions through Vanguard’s Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online®.

• Redemptions of shares to pay fund or account fees.

• Redemptions of shares to remove excess shareholder contributions to certain types of retirement accounts (including, but not limited to, IRAs, certain Individual 403(b)(7) Custodial Accounts and Vanguard Individual 401(k) Plans).

• Transaction requests submitted by mail to Vanguard from shareholders who hold their accounts directly with Vanguard or through a Vanguard brokerage account. (Transaction requests submitted by fax, if otherwise permitted, are subject to the limitations.) • Transfers and reregistrations of shares within the same fund.

• Purchases of shares by asset transfer or direct rollover.

• Conversions of shares from one share class to another in the same fund. • Checkwriting redemptions.

• Section 529 college savings plans.

• Certain approved institutional portfolios and asset allocation programs, as well as trades made by Vanguard funds that invest in other Vanguard funds. (Please note that shareholders of Vanguard’s funds of funds are subject to the limitations.)

For participants in employer-sponsored defined contribution plans,* the frequent-trading limitations do not apply to:

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• Purchases of shares with participant payroll or employer contributions or loan repayments. • Purchases of shares with reinvested dividend or capital gains distributions.

• Distributions, loans, and in-service withdrawals from a plan.

• Redemptions of shares as part of a plan termination or at the direction of the plan.

• Automated transactions executed during the first six months of a participant’s enrollment in the Vanguard Managed Account Program.

• Redemptions of shares to pay fund or account fees. • Share or asset transfers or rollovers.

• Reregistrations of shares.

• Conversions of shares from one share class to another in the same fund.

• Exchange requests submitted by written request to Vanguard. (Exchange requests submitted by fax, if otherwise permitted, are subject to the limitations.)

*The following Vanguard fund accounts are subject to the frequent-trading limitations: SEP-IRAs, SIMPLE IRAs, certain Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans.

Accounts Held by Institutions (Other Than Defined Contribution Plans)

Vanguard will systematically monitor for frequent trading in institutional clients’ accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client’s accounts the 60-day policy previously described, prohibiting a client’s purchases of fund shares, and/or revoking the client’s exchange privilege.

Accounts Held by Intermediaries

When intermediaries establish accounts in Vanguard funds for the benefit of their clients, we cannot always monitor the trading activity of the individual clients. However, we review trading activity at the intermediary (omnibus) level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary, including for the benefit of certain of the intermediary’s clients. Intermediaries also may monitor their clients’ trading activities with respect to Vanguard funds.

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Consolidated Financial Highlights (unaudited)

The following financial highlights tables are intended to help you understand the Growth and Distribution Fund’s financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been obtained from the most recent unaudited financial statements, which is included in the Fund‘s most recent semi-annual report to shareholders. You may obtain a free copy of the latest annual or semiannual report online at vanguard.com or by contacting Vanguard by telephone or mail.

Growth and Distribution Fund

	Six Months					April 21,
	Ended					2008[1] to
			Year Ended December 31,
For a Share Outstanding	June 30,					Dec. 31,
Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value,
Beginning of Period	$17.62	$16.61	$17.26	$15.92	$13.68	$20.00
Investment Operations
Net Investment Income	.165 [2]	.337	.340	.318[2]	.439	.436 [2]
Capital Gain Distributions
Received	.009 [2]	.027	.028	.050 [2]	.006	.082 [2]
Net Realized and Unrealized
Gain (Loss)
on Investments	.728	1.437	(.242)	1.733	2.634	(6.172)
Total from Investment
Operations	.902	1.801	.126	2.101	3.079	(5.654)
Distributions
Dividends from Net
Investment Income	(.422)	(.417)	(.410)	(.658)	(.660)	—
Distributions from Realized
Capital Gains	—	—	—	—	—	—
Return of Capital	—	(.374)	(.366)	(.103)	(.179)	(.666)
Total Distributions	(.422)	(.791)	(.776)	(.761)	(.839)	(.666)
Net Asset Value, End of
Period	$18.10	$17.62	$16.61	$17.26	$15.92	$13.68
Total Return	5.10%	11.02%	0.69%	13.67%	23.51%	-28.79%
Ratios/Supplemental
Data
Net Assets, End of Period
(Millions)	$484	$373	$293	$256	$178	$115
Ratio of Total Expenses
to
Average Net Assets	0.03%	0.03%[3]	—	—	—	—
Acquired Fund Fees and
Expenses	0.31%	0.40%	0.39%	0.37%	0.48%	0.46%[3]
Ratio of Net Investment
Income to
Average Net Assets	1.92%	1.96%	1.97%	1.98%	2.81%	3.92%[3]
Portfolio Turnover Rate	25%	32%	33%	44%[4]	50%[5]	73%

The expense ratio, acquired fund fees and expenses, net income ratio, and turnover rate for the current period have been annualized.

1 Subscription period for the fund was April 21, 2008, to May 2, 2008, during which time all assets were held in money market instruments. Performance measurement began May 2, 2008, at a net asset value of $20.01.

2 Calculated based on average shares outstanding. 3 Annualized.

4 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s international equity investments from Vanguard European, Pacific, and Emerging Markets Stock Index Funds to Vanguard Total International Stock Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

5 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s bond investments from Vanguard Total Bond Market Index Fund to Vanguard Total Bond Market II Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

27

Information About the Reorganization

At a meeting on September 26, 2013, the board of trustees for the Funds discussed and approved the proposed Reorganization and the Agreement and Plan of Reorganization (the “Agreement and Plan”). The Vanguard Valley Forge Funds (the “Trust”), the legal entity to which the Funds belong, has entered into an Agreement and Plan, by and among the Growth Fund, Distribution Fund and the Growth and Distribution Fund.

Agreement and Plan of Reorganization. The Agreement and Plan sets out the terms and conditions that will apply to the Reorganization.

Three Steps to Reorganize. The Reorganization will be accomplished in a three-step process:

  First, the Growth Fund and Distribution Fund will transfer substantially all of their assets and liabilities to the Growth and Distribution Fund.
  Second, and simultaneously with step one, the Growth and Distribution Fund will open an account for each Growth Fund and Distribution Fund shareholder, crediting it with an amount of Investor Shares of the Growth and Distribution Fund equal in value to the Growth Fund and Distribution Fund shares, as appropriate, owned by such holder at the time of the Reorganization.
  Third, the Growth Fund and Distribution Fund will be liquidated promptly and terminated as series of the Trust.

Until the closing date of the Reorganization, shareholders of the Growth Fund and Distribution Fund will be able to redeem their shares of their respective Fund. Redemption requests received after the Reorganization will be treated as requests for redemption of Investor Shares of the Growth and Distribution Fund received by the shareholder in the Reorganization. It is also anticipated that shortly before the Reorganization is scheduled to occur, the Growth Fund and Distribution Fund will be closed for any new investment, which will assist in the processing of the Reorganization. If you place a purchase order directly or through an investment program during this period before the closing, then it will be rejected.

The obligations of the Funds under the Agreement and Plan are subject to various conditions. Among other things, the Agreement and Plan requires that all filings be made with, and all consents be received from federal, state, and local regulatory authorities as may be necessary to carry out the transactions contemplated by the Agreement and Plan. The Agreement and Plan may be terminated at any time by the actions of the trustees of any Fund, and may be amended, modified, or supplemented as may be mutually agreed upon by authorized officers for the Funds. For a complete description of the terms and conditions that will apply to the Reorganization, please see the form of Agreement and Plan attached as Appendix A to this information statement/prospectus.

Effective as Soon as Practicable. The Reorganization will take place as soon as practicable after all necessary regulatory approvals and legal opinions are received. It is currently anticipated that the Reorganization will be accomplished on or about the close of business on January 17, 2014.

Tax-Free Reorganization. It is expected that the proposed Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code. This means that none of the parties involved –the Growth Fund, Distribution Fund, Growth and Distribution Fund, or their respective shareholders – will recognize a gain or loss directly as a result of the Reorganization. There is additional information about the federal income tax consequences of the Reorganization in the Agreement and Plan.

- Final distribution. Prior to the Reorganization, the Growth Fund and Distribution Fund will distribute any remaining undistributed net income and/or realized capital gains.

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- Payments of distributions. Following the Reorganization, Growth and Distribution Fund shareholders (including former shareholders of the Growth Fund and Distribution Fund) will participate fully in the monthly distributions and additional distributions, if any, made for the Growth and Distribution Fund.

- Cost basis. Following the Reorganization, your aggregate cost basis and your holding period in your shares will remain the same. However, your nominal per-share cost basis will change as a result of differences in the share prices of the Growth Fund and/or Distribution and the Growth and Distribution Fund. Vanguard will provide to you certain cost basis information in connection with the Reorganization on its Report of Organizational Actions Affecting Basis of Securities, which will be available on vanguard.com a short time after the Reorganization.

Each Fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at December 31, 2012, Growth Fund had available capital loss carryforwards totaling $4,368,000 to offset future net capital gains of $1,244,000 through December 31, 2017 and $3,124,000 through December 31, 2018. At December 31, 2012, the Growth and Distribution Fund had available capital loss carryforwards totaling $2,785,000 to offset future net capital gains through December 31, 2018.

Should the Growth Fund and/or the Growth and Distribution Fund have available capital loss carryforwards at the time of the Reorganization, the Reorganization would impact the use the Growth Fund’s and/or the Growth and Distribution Fund’s capital loss carryforwards, in the following manner: (1) the carryforwards would benefit the shareholders of the combined Fund, rather than only the shareholders of the Growth Fund and/or the Growth and Distribution Fund; (2) the amount of the carryforwards that could be utilized in any taxable year would equal the long-term tax-exempt rate at such time, multiplied by the aggregate net asset value of the Growth Fund and/or the Growth and Distribution Fund at the time of the Reorganization, and this yearly limitation will be increased by any capital gains realized after the Reorganization on securities held by the Growth Fund and/or the Growth and Distribution Fund that had unrealized appreciation at the time of the Reorganization; and (3) any gains recognized after the Reorganization that are attributable to appreciation in the Growth Fund’s and/or the Growth and Distribution Fund’s portfolio at the time of the Reorganization would not be able to be offset by the capital loss carryforward of the other Funds in the merger.

Should the Distribution Fund have available capital loss carryforwards at the time of the Reorganization, the Reorganization would impact the use of the Distribution Fund’s capital loss carryforwards, in the following manner: (1) the carryforwards would benefit the shareholders of the combined Fund, rather than only the shareholders of the Distribution Fund; and (2) subsequently recognized gains that are attributable to appreciation in the distribution Fund’s portfolio at the time of the Reorganization cannot be utilized against any capital loss carryforwards or losses recognized after the Reorganization that are attributable to depreciation in the Growth Fund’s or the Growth and Distribution Fund’s portfolios at the time of the Reorganization.

The capital loss carryforwards and limitations described above may change significantly between now and the Reorganization Closing Date, expected to be approximately January 17, 2014. Further, the ability of each Fund to use these losses (even in the absence of the Reorganization) depends on factors other than loss limitations, such as the future realization of capital gains or losses. The combination of these factors on the use of loss carryforwards may result in some portion of the loss carryforwards of either or both of the Funds expiring unused.

Each Fund will continue its operations pursuant to its investment objective and policies through the Reorganization. The Growth Fund and Distribution Fund may restructure their respective portfolios in anticipation of the Reorganization. Any type of restructuring done by either Fund prior to the closing of the Reorganization may incur potential transactions costs, which will be borne by the shareholders of the respective Fund. We expect that the Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code.

Expenses of the Reorganization. The Funds will bear their own expenses incurred in the Reorganization, which is expected to be a total of $17,560. We expect that the Growth Fund’s and Distribution Fund’s expenses for the

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Reorganization to be approximately $2,976 and $14,584, respectively. These expenses will include the cost of the printing and mailing of this information statement; and accounting fees.

Why We Want to Reorganize Your Funds.

The purpose of the Reorganization is to combine the Growth Fund and Distribution Fund with and into the Growth and Distribution Fund, which is a Fund with similar investment objectives, identical strategies and risks of the Growth Fund and Distribution Fund. The Reorganization has been proposed to consolidate the assets of the Managed Payout Funds, in order to simplify the Managed Payout Fund lineup, and create a larger combined fund, which we anticipate will achieve economies of scale. It is anticipated that the combined fund would increase the ability for shareholders to receive ongoing stable distributions based on expected market conditions.

First, each of the Managed Payout Funds have not been able to increase materially their assets and their consolidation would simplify the fund lineup and focus inflows to one fund. With these Funds, investors have a mixture of different investment objectives related to invested capital, which combined with different payout levels, has led to inconsistent growth among these Funds. The individual Funds are not expected to grow materially from their current assets levels of, as of August 31, 2013, $104 million for Growth Fund, $772 million for Distribution Fund and $507 million for Growth and Distribution Fund. Consolidating the Funds and offering one type of payout, with a common investment objective may result in sustainable growth of assets and could be a better alternative for investors.

Next, the shareholders of the Funds would benefit from economies of scale of a larger, combined fund. Shareholders would benefit from eliminating duplicative expenses and spreading fixed costs over the larger asset base of the combined Fund, which we anticipate over time, will achieve economies of scale. We would also like to note that the Funds do not incur any management fees. After the merger, the expense ratios for the Distribution Fund and Growth and Distribution Fund, currently 0.51% and 0.43% respectively, are expected to be lower after the completion of the merger. Shareholders of the Growth Fund, however, will experience an increase in their expense ratio, which is currently 0.35%. This increase is due to the higher expense ratios in the underlying funds in which the combined Fund invests. Growth Fund shareholders may benefit from a larger, combined fund. The increase in the payout rate for Growth Fund (from 3% to 4%) could also provide these shareholders with the increased ability to keep pace with inflation for both their invested capital and distributions over time, as well as appreciation of invested capital. Finally, we anticipate that the expense ratio of the combined fund could decrease over time as the combined fund grows.

Finally, the consolidation of the Funds could increase the ability to provide stable distributions for shareholders. Returns for fixed income and cash investments have been reduced since the launch of the Funds in 2008. The current payout rates may not be sustainable based on current asset levels due to the increasing amount of returns of capital provided to shareholders. The Growth and Distribution Fund could be the best alternative for the other Funds’ shareholders since it has attracted more assets than the Growth Fund, and may be able to maintain a more stable payout rate in the long-term than the Distribution Fund. In addition, the Growth and Distribution Fund has an investment objective that is similar to the other Funds and has comparable performance with the Growth Fund and the Distribution Fund. All of the Funds have identical primary investment strategies and risks.

As a result of this merger, there is expected to be no gain or loss recognized by shareholders for U.S. federal income tax purposes, since the Reorganization is expected to be a tax-free transaction.

Your board of trustees believes that it is in shareholders’ best interests to reorganize the Growth Fund and Distribution Fund with and into the Growth and Distribution Fund, which will issue Investor Shares of the Growth and Distribution Fund to shareholders of the Growth Fund and Distribution Fund, as appropriate. After the reorganization, you will be a shareholder of the Growth and Distribution Fund, and the Growth Fund and Distribution Fund, which will have no remaining assets, will be dissolved.

What are Some of the Changes to the Growth and Distribution Fund After the Reorganization

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Upon completion of the Reorganization, the Growth and Distribution Fund would implement the following changes:

  The name of the Growth and Distribution Fund will be changed to the Vanguard Managed Payout Fund.
  The payout rate will be adjusted to 4%.
  The 2014 monthly distributions will use September 30, 2013 as the immediate prior year end for the calculation of the distribution. The monthly distributions for 2015 and other future years will revert back to a calendar year end of December 31.
  The monthly distribution for January 2014 will occur at or near the end of the month. The remaining distributions for 2014 will continue to be paid on or about the 15th of every month.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Form of Organization. The Trust is organized as a Delaware statutory trust. The Funds are series of the Trust, which is an open-end management investment company registered under the 1940 Act.

Trustees. The business and affairs of each Fund are managed under the direction of a board of trustees. The respective boards of trustees of each Fund have the same members.

Voting Rights. Shareholders of the Funds are entitled to one vote for each dollar of investment value and a fractional vote for each fractional dollar of net assets owned unless otherwise required by law. Separate votes are required by each series or class of shares on matters affecting an individual series or class. Shares have noncumulative voting rights and no preemptive or subscription rights. The Funds are not required to hold shareholder meetings annually, although shareholder meetings may be called from time to time for purposes such as electing or removing trustees, changing fundamental policies, or approving a significant transaction.

Independent Auditor. PricewaterhouseCoopers LLP serves as the independent registered public accounting firm for the Funds.

Service Agreements. Each Fund is part of the Vanguard group of investment companies, which consists of more than 180 funds. Through their jointly owned subsidiary, Vanguard, the Funds obtain at cost virtually all of their corporate management, administrative, and distribution services. Vanguard also provides investment advisory services on an at-cost basis to the Funds. Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the Funds and also furnishes the Funds with necessary office space, furnishings, and equipment.

As funds of funds, the Managed Payout Funds contribute toward Vanguard’s capitalization and operating expenses through its underlying funds.

According to an agreement applicable to the Funds and Vanguard, the Funds’ direct expenses will be offset by Vanguard for (1) the Funds’ contributions to the costs of operating the underlying Vanguard funds in which the Funds invest, and (2) certain savings in administrative and marketing costs that Vanguard expects to derive from the Funds’ operation.

The following is a description of the material terms of the current arrangements for the Funds.

Fees

Under the Funds’ Service Agreement, each Fund obtains, at cost, from Vanguard corporate management, administrative, transfer agency, investment advisory, and distribution services.

Delegation of Duties

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Under the Funds’ Service Agreement, Vanguard may establish wholly owned subsidiaries, and supervise the management and operations of such subsidiaries, as are necessary or appropriate to carry on or support the business activities of each Fund. In addition, Vanguard may authorize such subsidiaries to perform such other functions for each Fund as Vanguard’s board of directors may determine.

Duration and Termination

Each Fund may elect to withdraw from the Funds’ Service Agreement at the end of any monthly period by giving at least 90 days’ prior written notice to each other party to the Funds’ Service Agreement. Furthermore, upon the written demand of all other funds which are a party to the Funds’ Service Agreement, each Fund may be required to withdraw from the Agreement.

Liability and Indemnification

Under the Funds’ Service Agreement, each Fund agrees to indemnify, and hold harmless, each other fund that is a party to the Funds’ Service Agreement, Vanguard, and any subsidiary of Vanguard against costs and losses related to civil, criminal, or administrative litigation if the suit or loss is a result of being a party to the Funds’ Service Agreement or from indirect participation in transactions contemplated by the Funds’ Service Agreement and the suit or loss is related primarily and substantially to the business of the Fund. Each Fund’s obligations to another party to the Funds’ Service Agreement are limited to expenses and losses actually incurred by the indemnified party.

Capitalization. The following table shows, on an unaudited basis, the capitalization of each of the Funds as of June 30, 2013, and the capitalization of the Growth and Distribution Fund on a pro forma basis as of that date, after giving effect to the proposed acquisition of assets at net asset value. The following are examples of the number of Investor Shares of the Growth Fund and Distribution Fund that would be exchanged for the Investor Shares of the Growth and Distribution Fund if the Reorganization had been consummated on June 30, 2013, and do not reflect the number of such shares or the value of such shares that would actually be received if the Reorganization occurs.

Capitalization Table

(unaudited)

	Growth Fund	Distribution Fund	Growth and	Pro Forma	Pro Forma
	Investor Shares	Investor Shares	Distribution Fund	Adjustments	Combined
			Investor Shares		Growth and
					Distribution Fund
					Investor Shares

Total Net	$98,618,035	$728,450,189	$483,640,704		$1,310,709,228
Assets
Total Number
of Shares	5,043,033	48,780,441	26,726,659	-8,118,515	72,431,618
Outstanding

NAV Per	$19.56	$14.93	$18.10		$18.10
Share

GENERAL INFORMATION

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This section provides information on a number of topics relating to the information statement.

Annual/Semiannual Reports. The most recent annual and semiannual reports to shareholders for the Growth and Distribution Fund and the Growth Fund and Distribution Fund are available at no cost. To request a report, please call us toll-free at 1-800-662-7447, or write to us at P.O. Box 2600, Valley Forge, PA 19482-2600. The reports are also available at our website, www.vanguard.com. Participants in a company-sponsored 401(k) or other retirement plan administered by Vanguard may call us at 800-523-1188.

Principal Shareholders. As of November 1, 2013, the Growth Fund had approximately $[_______________] in net assets and [_____________ ] outstanding shares. As of the same date, the officers and trustees of the Trust, as a group, owned less than 1% of the outstanding shares of the Growth Fund. As of the same date, each of the following persons was known to be the record or beneficial owner of more than 5% of the outstanding Investor Shares of the Growth Fund:

Percentage of Outstanding Shares
Record Owner	Owned

As of November 1, 2013, the Distribution Fund had approximately $[_______________] in net assets and [_____________ ] outstanding shares. As of the same date, the officers and trustees of the Trust, as a group, owned less than 1% of the outstanding shares of the Distribution Fund. As of the same date, each of the following persons was known to be the record or beneficial owner of more than 5% of the outstanding Investor Shares of the Distribution Fund:

Percentage of Outstanding Shares
Record Owner	Owned

As of November 1, 2013, the Growth and Distribution Fund had approximately $[_____________] in net assets and [_________________] outstanding shares. As of the same date, the officers and trustees of the Trust as a group, owned less than 1% of the outstanding shares of the Growth and Distribution Fund. As of the same date, each of the following persons was known to be the record or beneficial owner of more than 5% of the outstanding shares of the Growth and Distribution Fund:

Percentage of Outstanding Shares
Record Owner	Owned

The percentage of the Investor Shares of the Growth Fund and Distribution Fund that would be owned by the above named shareholders upon completion of the Reorganization is expected to be less, as would the aggregate percentage of the Growth and Distribution Fund.

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For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a shareholder identified in the foregoing tables is identified as the beneficial holder of more than 25% of a class, or is identified as the holder of record of more than 25% of a class and has voting and/or investment power, it may be presumed to control such class. The Funds believe that most of the shares referred to in the above tables were held by the above persons in accounts for their fiduciary, agency, or custodial customers.

Obtaining Information From the SEC. The Trust is subject to the informational requirements of the 1933 Act, Securities Exchange Act of 1934 and 1940 Act and must file certain reports and other information with the SEC.

The reports and other information filed by the Growth Fund, Distribution Fund and the Growth and Distribution Fund can be inspected and copied at the public reference facilities maintained by the SEC located at 100 F Street, N.E., Washington, DC 20549. Copies of such materials can be obtained from the Public Reference Branch, Officer of Consumer Affairs and Information Service, Securities and Exchange Commission, Washington, DC 20549, at prescribed rates.

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FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this _____ day of _____, 2014, by and among Vanguard Valley Forge Funds (the “Trust”), a Delaware statutory trust with its principal place of business at 100 Vanguard Boulevard, Malvern, Pennsylvania 19355, on behalf of Vanguard Managed Payout Growth and Distribution Fund (the “Acquiring Fund”) and Vanguard Managed Payout Growth Focus Fund and Vanguard Managed Payout Distribution Focus Fund (each an “Acquired Fund,” and together the “Acquired Funds.”) This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of (i) the transfer of substantially all of the assets of the Acquired Funds to the Acquiring Fund, in exchange solely for shares of beneficial interest of the Acquiring Fund (the “Acquiring Fund Shares”); (ii) the assumption by the Acquiring Fund of the liabilities of the Acquired Funds; and (iii) the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Funds in complete liquidation of the Acquired Funds as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the Trust is an open-end, management investment company registered under the Investment Company Act of 1940 (the “1940 Act”) and the Acquired Funds own securities that are assets of the character in which the Acquiring Fund is permitted to invest; WHEREAS, each of the Acquired Funds and Acquiring Fund qualifies as a “regulated investment company” under Subchapter M of the Code; WHEREAS, the Board of Trustees of the Trust has determined that the exchange of substantially all of the assets of the Acquired Funds for the Acquiring Fund Shares and the assumption of the liabilities of the Acquired Funds by the Acquiring Fund is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; WHEREAS, the Board of Trustees of the Trust has (i) determined that the exchange of substantially all of the assets of the Acquired Funds for Acquiring Fund Shares and the assumption of the liabilities of the Acquired Funds by the Acquiring Fund is in the best interests of the Acquired Funds and that the interests of the existing shareholders of the Acquired Funds would not be diluted as a result of this transaction, and (ii) determined that the Reorganization is advisable; WHEREAS, the purpose of the Reorganization is to combine the assets of the Acquiring Fund with those of the Acquired Funds; NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUNDS TO THE ACQUIRING FUND IN EXCHANGE FOR THE ACQUIRING

FUND SHARES, THE ASSUMPTION OF THE ACQUIRED FUNDS’ LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUNDS

     1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, each Acquired Fund agrees to transfer substantially all of its assets as set forth in paragraph 1.2 to the Acquiring Fund and the Acquiring Fund agrees in exchange therefor (i) to deliver to each Acquired Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares (rounded to the third decimal place), determined in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to

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assume the liabilities of each Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the “Closing”).

     1.2. The assets of each of the Acquired Funds to be acquired by the Acquiring Fund shall consist of all property, including without limitation, all cash, securities, commodities and futures interests, other financial instruments, accrued amortization and accretion, receivables (including interest and dividend receivables), claims and rights of action, and rights to register shares under applicable securities laws, which are owned by each of the Acquired Funds and any deferred or prepaid expenses shown as an asset on the books of the Acquired Funds on the closing date provided in paragraph 3.1 (the “Closing Date”), other than cash in an amount necessary to pay dividends and distributions as provided in paragraph 5.3.

     1.3. Each Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all liabilities, expenses, costs, charges and reserves (expected to include expenses incurred in the ordinary course of each Acquired Fund’s operations, such as accounts payable relating to custodian and transfer agency fees, legal and audit fees, and expenses of state securities registration of each Acquired Fund’s shares) of each Acquired Fund.

     1.4. Immediately after the transfer of assets provided for in paragraph 1.1, each Acquired Fund will distribute pro rata to each Acquired Fund’s shareholders of record, determined as of immediately after the close of business on the Closing Date (collectively the “Acquired Funds’ Shareholders”), the Acquiring Fund Shares received by the Acquired Funds pursuant to paragraph 1.1 and will completely liquidate. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then-credited to the accounts of each of the Acquired Funds on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of each of the Acquired Fund Shareholders. The aggregate net asset value of Acquiring Fund Shares to be so credited to the Acquired Fund Shareholders shall be equal to the aggregate net asset value of all the Acquired Fund shares owned by such shareholders as of immediately after the close of business on the Closing Date (and after the declaration and payment of any dividends). The outstanding shares of all the Acquired Funds will simultaneously be canceled on the books of each of the Acquired Fund, although share certificates representing interests in the Acquired Funds will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with paragraph 2.3. The Acquiring Fund will not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

     1.5. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund’s then-current prospectus and statement of additional information.

     1.6. Any reporting responsibility of each Acquired Fund including (but not limited to) the responsibility for any periods ending on or before the Closing Date for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “Commission”), any state securities or any other relevant regulatory authority, is and shall remain the responsibility of each Acquired Fund.

     1.7. The Trust on behalf of the Acquiring Fund shall take all actions expressed herein as being the obligations of the Acquiring Fund. The Trust on behalf of the Acquired Funds shall take all actions expressed herein as being the obligations of the Acquired Funds.

2. VALUATION

     2.1. The value of each Acquired Fund’s assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of regular trading on the New York Stock Exchange (and after the declaration and payment of any dividends) on the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures set forth in the Acquired Funds’ Declaration of Trust and then-current prospectus or statement of additional information.

2.2. The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of

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immediately after the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Acquiring Fund’s Declaration of Trust and then-current prospectus or statement of additional information.

     2.3. The number of the Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for each Acquired Fund’s assets shall be determined by dividing the value of the net assets of each Acquired Fund determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value of an Acquiring Fund Share determined in accordance with paragraph 2.2.

2.4. All computations of value shall be made by The Vanguard Group, Inc. (“VGI”).

3. CLOSING AND CLOSING DATE

     3.1. Subject to the terms and conditions set forth herein, the Closing Date shall be January 17, 2014, or such other date as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4 p.m. Eastern time. The Closing shall be held at the offices of the Trust, 100 Vanguard Boulevard, Malvern, Pennsylvania 19355, or at such other place and time as the parties shall mutually agree.

     3.2. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or a Acquired Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the officers of the Trust, accurate appraisal of the net assets of the Acquiring Fund or either Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

     3.3. Each Acquired Fund shall direct the Custodian for the Acquired Funds (the “Acquired Fund Custodian”) to deliver, at the Closing, a certificate of an authorized officer stating that (a) the assets shall have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date, and (b) all necessary taxes in connection with the delivery of the assets, including all applicable Federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. Each Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be transferred and delivered by the Trust on behalf of each Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. Each Acquired Fund shall direct the Acquired Fund Custodian to deliver portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, or other permitted counterparties or a futures commission merchant (as defined in Rule 17f-6 under the 1940 Act), as of the Closing Date by book entry in accordance with the customary practices of such depositories and futures commission merchants and the Custodian. The cash to be transferred by each Acquired Fund shall be transferred and delivered by each Acquired Fund as of the Closing Date for the account of the Acquiring Fund.

     3.4. Each Acquired Fund shall deliver to the Acquiring Fund at the Closing a list of the names and addresses of each shareholder of an Acquired Fund and the number of outstanding shares of each Acquired Fund owned by each shareholder, all as of the Closing Date, certified by the Trust’s Secretary or Assistant Secretary. The Acquiring Fund shall cause VGI to deliver at the Closing a certificate as to the opening of accounts in the Acquired Funds’ shareholders’ names on the Acquiring Fund’s share transfer books. The Acquiring Fund shall issue and deliver a confirmation to each Acquired Fund evidencing the Acquiring Fund Shares to be credited to each Acquired Fund on the Closing Date or provide evidence satisfactory to each Acquired Fund that such shares have been credited to each Acquired Fund’s account on such books. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts, or other documents as the other party or its counsel may reasonably request.

3.5. If either Acquired Fund is unable to make delivery pursuant to paragraph 3.3 hereof to the Custodian of

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the Acquiring Fund (the “Acquiring Fund Custodian”) of any of the assets of the respective Acquired Fund for the reason that any of such assets have not yet been delivered to it by the Acquired Fund’s broker, dealer or other counterparty, then, in lieu of such delivery, then the Acquired Fund shall deliver, with respect to said assets, executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or the Acquiring Fund Custodian, including brokers’ confirmation slips.

     3.6 Each Acquired Fund and the Acquiring Fund shall each deliver to the other at the Closing a certificate executed in its name by an authorized officer and in form and substance satisfactory to the recipient and dated the Closing Date to the effect that the representations and warranties it made in this Agreement are true and correct as of the Closing Date except as they may be affected by the transactions contemplated by this Agreement.

4. REPRESENTATIONS AND WARRANTIES

     4.1. Each Acquired Fund represents and warrants to the Acquiring Fund that for each taxable year of operation since inception (including the taxable year including the Closing Date) the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such and has computed its federal income tax in a manner consistent with that election. Each Acquired Fund represents and warrants to the Acquiring Fund that on or before the Closing Date, the Acquired Fund will have distributed to its shareholders an amount intended to equal all of its current and accumulated investment company taxable income and net realized capital gains, including any such income or gain accruing through the Closing Date.

     4.2. Each Acquired Fund represents and warrants to the Acquiring Fund that the current prospectus, Statement of Additional Information, and shareholder report of the Acquired Fund and each prospectus, Statement of Additional Information, and shareholder report of the Acquired Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the Securities Act of 1933 (the “1933 Act”) and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

     4.3. Each Acquired Fund represents and warrants to the Acquiring Fund that (i) the financial statements of the Acquired Fund as of and for the fiscal year ended December 31, 2012, have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, and such statements are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (copies of which are available to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date and for such period in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein; and (ii) the unaudited financial statements of the Acquired Fund for the six months ended June 30, 2013, once available, will have been prepared in accordance with GAAP consistently applied by the Acquired Fund, and such statements (copies of which are available to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date and for such period in accordance with GAAP, and that there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

     4.4. Each Acquired Fund represents and warrants to the Acquiring Fund that since [ ], there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this paragraph 4.4, a decline in net asset value per share of the Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of the

0305459, v0.4 v0.4 v0.2

Acquired Fund’s liabilities, or the redemption of the Acquired Fund’s shares by shareholders of the Acquired Fund shall not constitute a material adverse change.

     4.5. Since [ ], there has not been (i) any pending or to the knowledge of the Acquired Funds threatened litigation, which has had or may have a material adverse effect on the business, results of operations, assets or financial condition of the Acquired Funds; (ii) any option to purchase or other right to acquire shares of the Acquired Funds issued or granted by or on behalf of the Acquired Funds to any person other than subscriptions to purchase shares at net asset value in accordance with the terms in the current prospectus for the Acquired Funds; (iii) any contract or agreement or amendment or termination of any contract or agreement entered into by or on behalf of the Acquired Funds, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the Acquired Funds for borrowed money or any commitment to borrow money by or on behalf of the Acquired Funds; (v) any amendment of the Acquired Funds’ organizational documents in a manner materially affecting the Acquired Funds; and (vi) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Acquired Funds other than a lien for taxes not yet due and payable.

     4.6. Each Acquired Fund represents and warrants to the Acquiring Fund that on the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of each Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

     4.7. Each Acquired Fund represents and warrants to the Acquiring Fund that the Acquired Fund is series of a statutory trust that has been duly formed and is in good standing under the laws of the State of Delaware. Each Acquired Fund is duly authorized to transact business in the State of Delaware and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquired Fund. Each Acquired Fund has all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquired Fund.

     4.8. Each Acquired Fund represents and warrants to the Acquiring Fund that: (i) the Agreement has been duly authorized, executed and delivered by the Acquired Fund and constitutes a valid and legally binding obligation of the Acquired Fund; and (ii) the Agreement is enforceable against the Acquired Fund in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

     4.9. Each Acquired Fund represents and warrants to the Acquiring Fund that the Registration Statement on Form N-14 of the Acquiring Fund and the Prospectus contained therein relating to the transactions contemplated by the Agreement that is filed with the Commission and becomes effective, as such Registration Statement may be amended or supplemented subsequent to the effective date of the Registration Statement (the “Registration Statement”), as of such effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to each Acquired Fund based on information provided in writing by each Acquired Fund for inclusion therein, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to each Acquired Fund based on information provided in writing by each Acquired Fund for inclusion therein, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Any written information furnished by each Acquired Fund for use in the Registration Statement or any other materials provided by each Acquired Fund in connection with the Reorganization, as of the effective date of the Registration Statement and at

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all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

     4.10. Each Acquired Fund represents and warrants to the Acquiring Fund that it has no material contracts, agreements or other commitments that will not be terminated without liability to it before the Closing Date, other than liabilities, if any, to be discharged prior to the Closing Date or included in the liabilities as provided in paragraph 1.3 hereof.

     4.11. The Trust is authorized to issue an unlimited number of shares of beneficial interest, par value $0.001 per share of the Acquired Funds. All issued and outstanding shares of beneficial interest of the Acquired Funds have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and applicable state securities laws and are, and on the Closing Date will be, duly authorized, legally issued, fully paid and non-assessable, and are not subject to preemptive or dissenter’s rights.

     4.12. The Acquiring Fund represents and warrants to the Acquired Funds that for each taxable year of the Acquiring Fund’s operation since inception (including the taxable year including the Closing Date), the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has computed its federal income taxes in a manner consistent with that election, and intends to so qualify and elect each taxable year following the Reorganization.

     4.13. The Acquiring Fund represents and warrants to the Acquired Funds that the current prospectus, statement of additional information and shareholder report of the Acquiring Fund and each prospectus, statement of additional information and shareholder report of the Acquiring Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

     4.14. The Acquiring Fund represents and warrants to the Acquired Funds that (i) the financial statements of the Acquiring Fund as of and for the year ended December 31, 2012, have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, and such statements are in accordance with GAAP consistently applied, and such statements (copies of which are available to the Acquired Funds) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date and for such period in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein; and (ii) the unaudited financial statements of the Acquiring Fund for the six months ended June 30, 2013, once available, will have been prepared in accordance with GAAP consistently applied by the Acquiring Fund, and such statements (copies of which are available to the Acquired Funds) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date and for such period in accordance with GAAP, and that there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

     4.15. The Acquiring Fund represents and warrants to the Acquired Funds that since [ ], there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Funds. For purposes of this paragraph 4.15, a decline in net asset value per share of the Acquiring Fund’s shares due to declines in market values of securities held by the Acquiring Fund, the discharge of the Acquiring Fund’s liabilities, or the redemption of the Acquiring Fund’s shares by shareholders of the Acquiring Fund, shall not constitute a material adverse change.

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     4.16. Since [ ], there has not been (i) any pending or to the knowledge of the Acquiring Fund threatened litigation, which has had or may have a material adverse effect on the business, results of operations, assets or financial condition of the Acquiring Fund; (ii) any option to purchase or other right to acquire shares of the Acquiring Fund issued or granted by or on behalf of the Acquiring Fund to any person other than subscriptions to purchase shares at net asset value in accordance with the terms in the current prospectus for the Acquiring Fund; (iii) any contract or agreement or amendment or termination of any contract or agreement entered into by or on behalf of the Acquiring Fund, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the Acquiring Fund for borrowed money or any commitment to borrow money by or on behalf of the Acquiring Fund; (v) any amendment of the Acquiring Fund’s organizational documents in a manner materially affecting the Acquiring Fund; and (vi) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Acquiring Fund other than a lien for taxes not yet due and payable.

     4.17. The Acquiring Fund represents and warrants to the Acquired Funds that on the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund’s knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

     4.18. The Acquiring Fund represents and warrants to the Acquired Funds that the Acquiring Fund is a business trust that has been duly formed and is validly existing and in good standing under the laws of the State of Delaware. The Acquiring Fund is duly authorized to transact business in the State of Delaware and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Fund. The Acquiring Fund has all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund.

     4.19. The Acquiring Fund represents and warrants to the Acquired Funds that the Agreement has been duly authorized, executed and delivered by the Acquiring Fund and constitutes a valid and legally binding obligation of the Trust on behalf of the Acquiring Fund; and the Agreement is enforceable against the Acquiring Fund in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

     4.20. The Acquiring Fund represents and warrants to the Acquired Funds that the Acquiring Fund Shares to be issued and delivered to each of the Acquired Funds for the account of the Acquired Funds’ Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, the Acquiring Fund Shares will be duly and legally issued and will be fully paid and nonassessable (except as disclosed in the Acquiring Fund’s prospectus).

     4.21. The Acquiring Fund represents and warrants to the Acquired Funds that the Registration Statement as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Acquiring Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Acquiring Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations and warranties in this paragraph 4.21 apply to statements or omissions made in reliance upon and in conformity with written information concerning the Acquired Funds furnished to the Acquiring Fund by the Acquired Funds. Any written information furnished by the Acquiring Fund for use in the Registration Statement or any other materials provided by the Acquiring Fund in connection with the

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Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

5. COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUNDS

     5.1. The Acquiring Fund and the Acquired Funds will each operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distributions that may be advisable.

     5.2. Each Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

     5.3. Each Acquired Fund will distribute to the shareholders of the Acquired Fund on or before the Closing Date an amount intended to equal all of its current or accumulated investment company taxable income and realized net capital gain, including any such income or gain accruing through the Closing Date.

     5.4. As soon as is reasonably practicable after the Closing, each Acquired Fund will make a liquidating distribution to its respective shareholders consisting of the Acquiring Fund Shares received at the Closing.

     5.5. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Funds will take or cause to be taken all action and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. In particular, each Acquired Fund covenants that it will, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

     5.6. The Acquiring Fund will prepare and file with the Commission the Registration Statement relating to the Acquiring Fund Shares to be issued to shareholders of the Acquired Funds. The Registration Statement shall include a prospectus relating to the transactions contemplated by this Agreement. At the time the Registration Statement becomes effective, the Registration Statement shall be in compliance in all material respects with the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, as applicable. If at any time prior to the Closing Date a party becomes aware of any untrue statement of material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in light of the circumstances under which they were made, then the party discovering the item shall notify the other party and the parties shall cooperate in promptly preparing, and filing with the Commission and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUNDS

If any of the conditions set forth below do not exist on or before the Closing Date with respect to an Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

     6.1. The Board of Trustees of the Trust shall have determined in good faith that (a) participating in the transaction is in the best interests of an Acquired Fund, and (b) the interests of existing shareholders of an Acquired Fund will not be diluted as a result of its effecting the transaction.

     6.2. The Board of Trustees of the Trust shall have determined in good faith that (a) participating in the transaction is in the best interests of the Acquiring Fund, and (b) the interests of existing shareholders of the

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Acquiring Fund will not be diluted as a result of its effecting the transaction.

     6.3. On the Closing Date, no court or governmental agency of competent jurisdiction shall have issued any order that remains in effect and that restrains or enjoins the Acquiring Fund or the Acquired Funds from completing the transactions contemplated herein.

     6.4. The Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transaction contemplated by this Agreement under Section 25(c) of the 1940 Act.

     6.5. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Funds to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Funds, provided that either party hereto may for itself waive any of such conditions.

     6.6. The Acquiring Fund’s Registration Statement relating to the shares to be issued in connection with the transactions contemplated by this Agreement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

     6.7. The parties shall have received the opinion of counsel addressed to the Acquiring Fund and the Acquired Funds substantially to the effect that, based upon certain facts, assumptions, and representations: 6.7.1. The acquisition by Acquiring Fund of substantially all of the assets of the Acquired Funds in exchange solely for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Funds by Acquiring Fund followed by the distribution of Acquiring Fund Shares to the Acquired Funds’ Shareholders in exchange for their Acquired Fund shares in complete liquidation and termination of the Acquired Funds will constitute a tax-free reorganization under Section 368(a) of the Code.

     6.7.2. Acquired Funds will not recognize gain or loss upon the transfer of substantially all of its assets to Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption of all liabilities of Acquired Funds except that Acquired Funds may be required to recognize gain or loss with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code.

     6.7.3. Acquired Funds will not recognize gain or loss upon the distribution to its shareholders of the Acquiring Fund Shares received by Acquired Funds in the Reorganization.

     6.7.4. Acquiring Fund will recognize no gain or loss upon receiving the assets of Acquired Funds in exchange solely for Acquiring Fund Shares.

     6.7.5. The adjusted basis to Acquiring Fund of the assets of Acquired Funds received by Acquiring Fund in the reorganization will be the same as the adjusted basis of those assets in the hands of Acquired Funds immediately before the exchange, except for certain adjustments that may be required to be made as a result of the close of Acquired Funds’ taxable year due to the reorganization or as a result of gain recognized on the transfer of certain assets of Acquired Funds.

     6.7.6. Acquiring Fund’s holding periods with respect to the assets of Acquired Funds that Acquiring Fund acquires in the transaction will include the respective periods for which those assets were held by Acquired Funds(except where investment activities of Acquiring Fund have the effect of reducing or eliminating a holding period with respect to an asset and except for any assets which may be marked to market for U.S. federal income tax purposes on the termination of the Acquired Funds’ taxable year or on which gain was recognized upon the transfer to the Acquired Funds).

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     6.7.7. The Acquired Fund Shareholders will recognize no gain or loss upon receiving Acquiring Fund Shares solely in exchange for Acquired Fund Shares.

     6.7.8. The basis of the Acquiring Fund Shares received by an Acquired Fund Shareholder in the transaction will be the same as the basis of Acquired Fund Shares surrendered by the Acquired Funds’ Shareholder in exchange therefor.

     6.7.9. An Acquired Fund Shareholder’s holding period for the Acquiring Fund Shares received by the Acquired Fund Shareholder in the transaction will include the holding period during which the Acquired Fund Shareholder held Acquired Fund Shares surrendered in exchange therefor, provided that the Acquired Fund Shareholder held such shares as a capital asset on the date of the Reorganization.

     6.7.10. Pursuant to Section 381 of the Code and Section 1.381(a)-1 of the United States Treasury regulations, the Acquiring Fund will succeed to and take into account the items of the Acquired Funds described in Section 381(c) of the Code, subject to the provisions and limitations specified in Sections 381, 382, 383, and 384 of the Code and the United States Treasury regulations promulgated thereunder.

     6.8. All representations and warranties of the Acquiring Fund and the Acquired Funds contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

     6.9. The Acquiring Fund and the Acquired Funds shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund and the Acquired Funds on or before the Closing Date.

7. BROKERAGE FEES AND EXPENSES

     7.1. The Acquiring Fund and the Acquired Funds each represent and warrant to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

     7.2. Each party to this Agreement shall bear its own expenses in connection with carrying out the terms of this Agreement.

8. TERMINATION

This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Acquired Funds. In addition, this Agreement may be terminated as follows at or prior to the Closing Date: (a) each Acquired Fund may terminate this Agreement by resolution of the Board of Trustees of the Trust if, in the good faith opinion of such Board, proceeding with the Agreement is not in the best interests of the Acquired Fund or the shareholders of the Acquired Fund.

     (b) the Acquiring Fund may terminate this Agreement by resolution of the Board of Trustees of the Trust if, in the good faith opinion of such Board, proceeding with the Agreement is not in the best interests of the Acquiring Fund or the shareholders of the Acquiring Fund.

9. AMENDMENTS

This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Funds and the Acquiring Fund.

10. ENTIRE AGREEMENT; TERMINATION OF WARRANTIES

     10.1. The Acquired Funds and the Acquiring Fund agree that neither party has made any representation, warranty, or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

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     10.2. The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. Notwithstanding the foregoing sentence, the covenants to be performed after the Closing shall survive the Closing.

11. HEADINGS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY; COUNTERPARTS

     11.1. The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     11.2. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

     11.3. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     11.4. All persons dealing with the Trust on behalf of the Acquiring Fund must look solely to the property of the Acquiring Fund for the enforcement of any claims as none of its trustees, officers, agents, or shareholders assume any personal liability for obligations entered into on behalf of the Acquiring Fund. No series of the Trust shall be liable for any claims against any other series of the Trust. The rust on behalf of the Acquired Funds specifically acknowledges and agrees that any liability of the Trust under this Agreement with respect to the Acquiring Fund, or in connection with the transactions contemplated herein with respect to the Acquiring Fund, shall be discharged only out of the assets of the Acquiring Fund and that no other series of the Trust shall be liable with respect thereto.

     11.5. All persons dealing with the Trust on behalf of the Acquired Funds must look solely to the property of the Acquired Funds for the enforcement of any claims as none of the trustees, officers, agents, or shareholders assume any personal liability for obligations entered into on behalf of the Acquired Funds. No series of the Trust shall be liable for any claims against any other series of the Trust. The Trust on behalf of the Acquiring Fund specifically acknowledges and agrees that any liability of the Trust under this Agreement with respect to the Acquired Funds, or in connection with the transactions contemplated herein with respect to the Acquired Funds, shall be discharged only out of the assets of the Acquired Funds and that no other series of the Trust shall be liable with respect thereto.

     11.6. This Agreement may be executed in one or more counterparts, all of which counterparts shall together constitute one and the same agreement.

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer and attested by its Secretary or Assistant Secretary.

ATTEST	VANGUARD VALLEY FORGE FUNDS, ON BEHALF OF
VANGUARD MANAGED PAYOUT GROWTH AND DISTRIBUTION FUND

Name: Heidi Stam		Name: F. William McNabb III
Title:	Secretary	Title:	President and Chief Executive Officer

ATTEST	VANGUARD VALLEY FORGE FUNDS, ON BEHALF OF
VANGUARD MANAGED PAYOUT GROWTH FOCUS FUND

Name: Heidi Stam		Name: F. William McNabb III
Title:	Secretary	Title:	President and Chief Executive Officer

ATTEST	VANGUARD VALLEY FORGE FUNDS, ON BEHALF OF
VANGUARD MANAGED PAYOUT DISTRIBUTION FOCUS FUND

Name: Heidi Stam		Name: F. William McNabb III
Title:	Secretary	Title:	President and Chief Executive Officer

0305459, v0.4 v0.4 v0.2

Vanguard Managed Payout Growth and Distribution Fund

Supplement to the Prospectus

Reorganization of Vanguard Managed Payout Growth Focus Fund and Vanguard Managed Payout Distribution Focus Fund Into Vanguard Managed Payout Growth and Distribution Fund

The board of trustees of Vanguard Valley Forge Funds (the Trust) has approved an agreement and plan of reorganization (the Agreement) to reorganize Vanguard Managed Payout Growth Focus Fund and Vanguard Managed Payout Distribution Focus Fund into Vanguard Managed Payout Growth and Distribution Fund (collectively, the Funds).

The reorganization will consolidate the assets of the Funds in order to simplify the Managed Payout Fund* lineup. It is anticipated that the larger combined fund will, over time, achieve economies of scale and could increase the ability of shareholders to receive ongoing stable distributions based on expected market conditions.

The reorganization does not require shareholder approval, and the closing of the reorganization is expected to occur on or about January 17, 2014.

The following changes will take effect immediately after the closing of the reorganization: Fund Name. Vanguard Managed Payout Growth and Distribution Fund will be renamed Vanguard Managed Payout Fund.

Investment Objective. The Fund’s investment objective will be revised to: “The Fund will make monthly cash distributions while seeking to have these distributions and the invested capital keep pace with inflation over time.” Annual Distribution Rate. The Fund will adopt a managed distribution policy with a 4% annual distribution rate that will be applied to a hypothetical account value based on the Fund’s average performance over the previous three years.

*U.S. Patent Nos. 8,180,695 and 8,185,464.

(over, please)

In the More on the Funds section of the Prospectus, the following will be added under “Managed Distribution Policy”:

The January 2014 distribution will occur at or near the end of the month. The remaining distributions for 2014 will continue to be paid on or about the 15th of every month.

In the same section, the following will replace the formulas under “Managed Distribution Policy”:

Vanguard Managed Payout Fund
			Average daily value of hypothetical account
Monthly distribution	4%		over prior three calendar years[1]
	=	x
per share	12		Number of shares held by hypothetical account
			at the end of the prior calendar year[1]

1 The calculation for the 2014 monthly distributions will use September 30, 2013—rather than December 31, 2013—as the immediate prior year-end. Therefore, the “prior three calendar years” shall be from October 1, 2010, to September 30, 2013, and the “end of the prior calendar year” shall be September 30, 2013. The calculation for the monthly distributions for 2015 and other future years will revert back to be based on the prior three calendar years and a calendar year-end of December 31.

© 2013 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	PS 1497B 102013

Vanguard Managed Payout Growth and Distribution Fund
Prospectus

August 12, 2013

Investor Shares
Vanguard Managed Payout Growth and Distribution Fund Investor Shares (VPGDX)

This prospectus contains financial data for the Funds through the fiscal year ended December 31, 2012.
The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Vanguard Fund Summary		Financial Highlights	53
Investing in Vanguard Managed Payout Growth
and Distribution Fund		Investing With Vanguard	55
More on the Fund	15	Purchasing Shares	55
The Fund and Vanguard	44	Redeeming Shares	58
Investment Advisor	45	Exchanging Shares	61
Dividends, Capital Gains, and Taxes	46	Frequent-Trading Limitations	62
Share Price	51	Other Rules You Should Know	64
		Fund and Account Updates	68
		Contacting Vanguard	70
		Additional Information	71
		Glossary of Investment Terms	72

Vanguard Managed Payout Growth and Distribution Fund

Investment Objective

The Fund will make monthly distributions of cash while seeking to provide inflation protection and preservation of invested capital over the long term.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Account Service Fee (for fund account balances below $10,000)	$20/year

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Expenses	None
12b-1 Distribution Fee	None
Other Expenses	0.03%[1]
Acquired Fund Fees and Expenses	0.40%
Total Annual Fund Operating Expenses	0.43%[2]

1 Other Expenses reflect direct expenses attributable to the Fund's investment in an Irish-domiciled wholly owned subsidiary, which in turn invests in commodity-linked and other investments.

2 Total Annual Fund Operating Expenses would be 0.22% if Acquired Fund Short Sale Dividend and Acquired Fund Short Sale Borrowing Expenses were excluded. Vanguard Market Neutral Fund's short sale borrowing and dividend expenses are expected to be offset by amounts the fund earns through short sale-related interest earnings and other investment returns.

See "Plain Talk About Acquired Fund Short Sale Borrowing and Dividend Expenses."

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. This example assumes that the Fund provides a return of 5% a year and that total annual fund operating expenses of the Fund and its underlying funds remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$44	$138	$241	$542

Portfolio Turnover

The Fund may pay transaction costs, such as purchase fees, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 32%.

Primary Investment Strategies

The Fund invests in Vanguard mutual funds and other investments according to an asset allocation strategy designed to provide shareholders with regular cash flow from their investments in the Fund. The Fund may allocate its assets across a broadly diversified selection of opportunities—such as stocks (including stocks issued by real estate investment trusts (REITs)), bonds, cash, inflation-linked investments, and selected other investments—in proportions that reflect the advisor’s evaluation of their expected returns and risks as an integrated whole. The advisor uses quantitative analysis and professional judgment in an attempt to combine complementary asset classes and investments across the risk/reward spectrum. The exact proportion of each asset class or investment may be changed to reflect shifts in the advisor’s risk and return expectations. Although the Fund has flexibility to invest substantially in a single asset class or investment, the Fund is generally expected to allocate its assets across multiple asset classes and investments, including the following:

• Stocks. The Fund may invest in Vanguard Total Stock Market Index Fund and Vanguard Total International Stock Index Fund (and/or other Vanguard stock funds) to capture the investment returns of U.S. and foreign equity markets. The Fund may also invest in Vanguard REIT Index Fund, in order to capture the returns of stocks issued by equity real estate investment trusts (known as REITs). The Fund will, through its investments in Vanguard stock funds, indirectly invest, to varying degrees, in large-, mid-, and small-capitalization stocks diversified across growth and value styles in the United States, as well as stocks of companies located in developed and emerging markets around the world.

• Bonds and Cash. The Fund may invest in Vanguard Total Bond Market II Index Fund, Vanguard Intermediate-Term Investment-Grade Fund, and Vanguard Total International Bond Index Fund (and/or other Vanguard bond funds) to capture the investment returns of U.S. and foreign fixed income markets. Through its investments in one or more Vanguard bond funds, the Fund will indirectly invest, to varying degrees, in a wide spectrum of short-, intermediate-, and long-term U.S. government, U.S. agency, and investment-grade U.S. corporate bonds; mortgage-backed and asset-backed securities; and government, agency, corporate, and securitized investment-grade foreign bonds issued in currencies other than the U.S. dollar (but hedged by Vanguard to minimize foreign currency exposure). The Fund may also invest a portion of its assets in a Vanguard money market fund that invests in high-quality, short-term money market instruments.

• Inflation-Linked Investments. The Fund may invest in Vanguard Inflation-Protected Securities Fund, which invests primarily in inflation-indexed securities issued by the U.S. government, its agencies and instrumentalities, and corporations.

• Other Investments. The Fund may invest in selected other investments (“other investments”) that employ strategies that have historically generated capital appreciation over the long term while exhibiting low correlation with the returns of the U.S. stock market. The advisor believes that the expected return characteristics of these other investments offer potential diversification to a balanced portfolio of stocks, bonds, and cash. A description of the Fund’s potential other investments follows. o Commodity-Linked Investments and Subsidiary Investments. The Fund may allocate a portion of its assets to investments that create exposure to the commodity markets, including investments that provide exposure to the total return of a diversified basket of exchange-traded futures contracts on physical commodities. Commodities include real assets such as agricultural products, livestock, precious and industrial metals, and energy products. The Fund may obtain exposure to the commodities markets through investing a portion of its assets in a wholly owned subsidiary, which in turn invests in fixed income securities as well as commodity-linked investments. The Fund may also obtain exposure to commodities markets by direct investment in commodity-linked investments. Commodity-linked investments may include commodity futures contracts, options on commodity futures contracts, commodity-linked total return swaps, commodity-linked structured notes, exchange-traded commodity pools or funds, and other commodity-linked investments.

o Market Neutral Investments. The Fund may invest in Vanguard Market Neutral Fund, which seeks to provide long-term capital appreciation while limiting exposure to general stock market risk. The Market Neutral Fund’s advisor selects and maintains a diversified portfolio of common stocks for the fund. The Market Neutral Fund follows a market neutral strategy, which the fund defines as a strategy designed to produce a portfolio that is neutral with respect to general stock market risk, sometimes referred to as beta neutrality. Beta is a measure of a stock’s volatility relative to the volatility of the general stock market. The advisor for the Market Neutral Fund buys equity securities it considers to be undervalued and sells short securities it considers to be overvalued, in amounts that it believes will achieve market neutrality. By taking long and short positions in different securities, the Market Neutral Fund attempts to limit the effect of market movements on portfolio performance.

Primary Risks

The Fund’s investment strategies are intended to create a moderate level of risk for the Fund. An investment in the Fund, however, could lose money over short, intermediate, or even long periods of time because the Fund allocates its assets worldwide across different asset classes and investments with specific risk and return characteristics. Results may vary substantially over time, and there is no guarantee that the Fund will achieve its investment objective or that any of its investment strategies will succeed.

The Fund is subject to one or more of the risks described in this section. Each of these risks, alone or in combination with other risks, has the potential to hurt, sometimes significantly, Fund performance and reduce Fund distributions.

Managed Distribution Risk

The Fund is expected to continue to make monthly cash distributions under its managed distribution policy regardless of the Fund’s investment performance. Because these distributions will be made from Fund assets and shareholders are generally not expected to reinvest such distributions in additional Fund shares, the Fund’s monthly cash distributions will reduce the amount of assets available for investment by the Fund. It is possible for the Fund to suffer substantial investment losses and simultaneously experience additional asset reductions as a result of its distributions to shareholders under the managed distribution policy. Moreover, even if the Fund’s capital grows over short, intermediate, or long periods of time, it is possible that such growth will be insufficient to enable the Fund to maintain the amount of its scheduled cash distributions without returning capital to shareholders. A return of capital is a return of all or part of a shareholder’s original investment in the Fund. In general, return of capital reduces a shareholder’s cost basis in Fund shares and is not taxable to a shareholder until his or her cost basis has been reduced to zero.

The Fund’s ability to achieve its objective of preserving capital while making monthly distributions is subject to market conditions at the time you invest and the length of time you hold shares of the Fund. For example, buying shares of the Fund when interest rates are low and stock prices are declining may result in lower monthly distributions and less capital preservation or appreciation in the Fund.

The Fund’s managed distribution policy is designed to distribute a consistent amount of cash once per month throughout each calendar year, excluding any additional distributions required to comply with applicable law. Under the managed distribution policy, the dollar amount of the Fund’s scheduled monthly distributions for a particular calendar year generally will increase or decrease each January based on the Fund’s performance over the previous three years. Accordingly, the dollar amount of the Fund’s monthly cash distributions could increase or decrease substantially from one year to the next and over time depending on, among other things, the performance of the financial markets in which the Fund invests, the allocation of Fund assets across different asset classes and investments, the performance of the Fund’s investment strategies, and the amount and timing of prior distributions by the Fund. It is also possible for your distributions from the Fund to decrease substantially from one year to the next and over time, depending on the timing of your investments in the Fund. Any redemptions you make from your Fund account also may proportionately reduce the amount of future cash distributions you will receive from the Fund.

Manager Risk and Asset Allocation Risk

The Fund is subject to manager risk and asset allocation risk, which are the risks that poor investment selections and/or poor asset allocation decisions by the advisor, and the asset allocation targets set by the investment committee (described on page 39), will cause the Fund either to fail to achieve its objective or to generate lower returns than were possible from different investment selections and/or asset allocation decisions. The underlying Vanguard funds in which the Fund invests also may be subject to manager risk to the extent that poor security selection by an advisor of an underlying fund will cause that underlying fund to underperform relevant benchmarks or other funds with similar investment objectives.

U.S. Stock Risks

The Fund’s investments in underlying funds that invest in stocks subject it to stock risks, such as stock market risk and REIT stock risk.

• Stock market risk is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

• REIT stock risk includes risks associated with investments in an underlying fund that invests primarily in REITs, and also includes real estate industry risk and investment style risk, as well as stock market risk (previously described) and interest rate risk (described under “Bond Risks”). Real estate industry risk is the chance that the stocks of REITs will decline because of adverse developments affecting the real estate industry and real property values. Investment style risk is the chance that the returns from REIT stocks—which typically are small- or mid-capitalization stocks—will trail returns from the overall stock market. Historically, small- and mid-cap stocks have performed quite differently from the overall market.

Foreign Stock Risks

The Fund’s investments in underlying funds that invest in foreign stocks can be riskier than U.S. stock investments. The prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions. Additional foreign stock risks include currency risk, country/regional risk, and emerging markets risk.

• Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

• Country/regional risk is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions.

• Emerging markets risk is the chance that the stocks of companies located in emerging markets will be substantially more volatile, and substantially less liquid, than the stocks of companies located in more developed foreign markets.

Bond Risks

The Fund’s investments in underlying funds that invest in bonds or money market instruments subject it to bond risks, such as interest rate risk, income risk, credit risk, call risk, and, to a limited extent, event risk. The Fund is also subject to risks associated with investment in currency-hedged foreign bonds, including country/ regional risk and currency hedging risk.

• Interest rate risk is the chance that bond prices will decline because of rising interest rates. Interest rate risk should be moderate for the Fund because the underlying bond funds invest primarily in short- and intermediate-term bonds, whose prices are less sensitive to interest rate changes than are the prices of long-term bonds.

• Income risk is the chance that an underlying fund’s income will decline because of falling interest rates.

• Credit risk is the chance that the issuer of a security will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that security to decline, thus reducing an underlying fund’s return. Although the Fund has limited exposure to low-quality bonds (through its investment in Vanguard Intermediate-Term Investment-Grade Fund), overall credit risk should be low for the Fund because the underlying bond funds invest primarily in bonds that are considered high-quality and, to a lesser extent, in bonds that are considered medium-quality.

• Call risk is the chance that during periods of falling interest rates, issuers of callable bonds may call (redeem) securities with higher coupons or interest rates before their maturity dates. If an underlying fund holds a bond that is called, the underlying fund would then lose any price appreciation above the bond’s call price and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the underlying fund’s income. For mortgage-backed securities, this risk is known as prepayment risk.

• Country/regional risk is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by foreign governments, government agencies, or companies.

• Currency hedging risk is the chance that the currency hedging transactions entered into by the underlying international bond fund may not perfectly offset the fund’s foreign currency exposure.

• Event risk is the chance that corporate fixed income securities will suffer a substantial decline in credit quality and market value because of a corporate restructuring.

Inflation-Linked Investment Risk

The Fund’s investment in Vanguard Inflation-Protected Securities Fund subjects it to risks associated with investing in inflation-indexed securities. These risks include the chance of considerable income fluctuations associated with changes in inflation, as well as bond risks (previously described).

Commodity-Linked Investment and Subsidiary Risk

The Fund has the ability to obtain commodity exposure by investing directly in commodity-linked investments, and in a subsidiary that invests in commodity-linked investments. These investments subject the Fund to risks associated with investments that create exposure to the total return of exchange-traded futures contracts on physical commodities. Commodity futures prices have a historically low correlation with the returns of the stock and bond markets. Particular commodity-linked investments will not necessarily conform to the composition, weighting, roll dates, reset dates, or contract months of any particular commodity futures market index. Commodity-linked investment risks include commodity futures trading risk, structured note risk, swap agreement risk, and derivatives risk. Derivatives may involve risks different from, and possibly greater than, investments in the underlying securities, assets, reference rates, or indexes. The use of a derivative subjects the investor to the risk of non-performance by the counterparty, potentially resulting in delayed or partial payment or even non-payment of amounts due under the derivative contract. Investment in a subsidiary also subjects the Fund to subsidiary investment risk, manager risk, and tax risk. These risks are described under More on the Funds. The subsidiary will not be organized as a mutual fund that is registered under any federal or state securities laws, including the Investment Company Act of 1940.

Market Neutral Investment Risk

The Fund’s investment in Vanguard Market Neutral Fund subjects it to risks associated with market neutral investing, such as strategy risk, short-selling risk, manager risk, investment risk, country risk, and currency risk. These risks are described under More on the Funds.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of relevant market indexes and a composite index, which have investment characteristics similar to those of the Fund. FTSE All-World Index returns are adjusted for withholding taxes applicable to U.S.-based mutual funds organized as Delaware statutory trusts. MSCI ACWI Equity Investable Market Index (IMI) returns are adjusted for withholding taxes. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Managed Payout Growth and Distribution Fund Investor Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 13.52% (quarter ended June 30, 2009), and the lowest return for a quarter was –10.51% (quarter ended September 30, 2011).

Average Annual Total Returns for Periods Ended December 31, 2012
		Since
		Inception
		(May 2,
	1 Year	2008)
Vanguard Managed Payout Growth and Distribution Fund Investor Shares
Return Before Taxes	11.02%	2.41%
Return After Taxes on Distributions	10.35	1.57
Return After Taxes on Distributions and Sale of Fund Shares	7.40	1.60
Comparative Indexes
FTSE All-World Index
(reflects no deduction for fees or expenses)	16.61%	–0.29%
Barclays U.S. Aggregate Bond Index
(reflects no deduction for fees, expenses, or taxes)	4.21	5.98
Managed Payout Growth and Distribution Composite Index
(reflects no deduction for fees, expenses, or taxes)	10.67	1.66
MSCI ACWI Equity IMI
(reflects no deduction for fees or expenses)	16.38	–0.13

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisor
The Vanguard Group, Inc.

Portfolio Manager

Michael H. Buek, CFA, Principal of Vanguard. He has managed the Fund since its inception in 2008.

Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). The following table provides the Fund’s minimum initial and subsequent investment requirements.

Account Minimums	Investor Shares
To open and maintain an account	$25,000
To add to an existing account	Generally $100 (other than by Automatic Investment
Plan, which has no established minimum)

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

Investing in Vanguard Managed Payout Growth and Distribution Fund*

This prospectus provides information about the Vanguard Managed Payout Growth and Distribution Fund. The Fund combines a unique managed distribution policy with an investment strategy to generate regular monthly payments to investors while seeking to grow or preserve its invested capital over the long term. The Fund‘s managed distribution policy is designed to provide level monthly payments throughout each year, with payments adjusted each January based on the Fund’s performance over the previous three years. The Fund may invest across a wide spectrum of asset classes and investments—such as stocks (including stocks issued by REITs), bonds, cash, inflation-linked investments, and selected other investments—that are expected to add diversification and result in a more consistent return pattern than a traditional balanced portfolio of stocks, bonds, and cash.

Plain Talk About “Managed Payout Funds”

“Managed payout funds” are funds specifically designed to provide investors with regular cash flows from their investments. For example, many closed-end funds have adopted “managed distribution policies” to pay periodic, level distributions to shareholders on a monthly or quarterly basis. Another example is a mutual fund that self-liquidates gradually over several years through periodic distributions, resulting in a market value close to zero by a scheduled termination date. An innovation in managed payout funds is a mutual fund—such as the Vanguard
Managed Payout Growth and Distribution Fund—designed to invest over the long-
term to preserve or grow invested capital, while providing a regular stream of cash distributions. Managed payout funds may be an appropriate way for an investor to generate cash flow to help meet retirement expenses.

It is possible for the Fund’s monthly distributions to increase or decrease from one year to the next because the scheduled monthly distributions during any calendar year are based on the Fund’s performance over the previous three years. There can be no assurance, and there is no guarantee, that the Fund will provide a fixed or stable level of cash distributions at any time or over any period of time. An investment in the Fund could lose money over short, intermediate, or even long periods of time.

The Fund’s twelve scheduled distributions each year are made monthly, at mid-month. An additional distribution may be made in December, and other additional distributions may be made with respect to a particular fiscal year in order to comply with applicable law. The Fund is designed with the expectation that the twelve scheduled monthly distributions will be paid in cash but that each additional distribution for a particular fiscal year will be automatically reinvested in additional Fund shares. The reinvestment of additional distributions is done to allow the Fund to achieve its investment objectives. These additional shares can be redeemed under the same terms and conditions as any other shares of the Fund.

Retirement Investing

Many investors arrive at retirement with substantial assets accumulated over years of disciplined saving and prudent investing. Often, these investors are concerned about how to best use their assets to meet monthly retirement expenses, while at the same time preserving their assets for heirs, philanthropy, or other purposes. Traditionally, these investors have had three basic options for generating retirement income:

• A “planned withdrawal program,” in which the investor gradually spends a limited portion of assets over a set period, with the remaining assets invested for long-term retirement goals.

• A “guaranteed income option,” in which the investor turns over assets to an insurance company and purchases an annuity that provides guaranteed income for life.

• A “spend-only-the-income strategy,” in which an investor spends only the dividend and interest income generated by his or her retirement portfolio, leaving the principal intact.

The Managed Payout Growth and Distribution Fund combines elements of a planned withdrawal program and a spend-only-the-income strategy. The Fund aims to satisfy two basic needs shared by many retirees: first, to generate regular monthly payments to help meet retirement expenses; and second, to preserve retirement savings for future use.

If you are investing through a tax-deferred retirement account, please note that the Fund is not designed to comply with any required minimum distribution rules applicable to such accounts. Shareholders receiving cash distributions from the Fund within such accounts will need to include such distributions as appropriate in the computation of their annual required minimum distribution.

Fund Suited for Investors with Specific Goals

The Managed Payout Growth and Distribution Fund is expected to suit investors with specific goals.

The Fund is likely to appeal to investors who want to balance a need for a current payout from their assets with the desire to maintain the purchasing power of their payouts and capital over the long term. The Fund has adopted a managed distribution policy with a 5% annual distribution rate that is applied to a hypothetical account value based on the Fund’s average performance over the previous three years.* The Fund is expected to provide inflation protection and preservation of invested capital over the long term.

In deciding whether the Managed Payout Growth and Distribution Fund is right for you, it is important to consider how the Fund is expected to perform over time, among other key considerations.

Expectations about future inflation or about the Fund’s future relative performance or distributions are not a guarantee of future inflation or of the Fund’s actual future relative performance or distributions. It is possible that an investment in the Fund could lose money over short, intermediate, or even long periods of time. Results may vary substantially over time. There is no guarantee that the Fund will achieve its investment objective or that its investment strategies will succeed. It is possible for the Fund’s monthly distributions to increase or decrease from one year to the next over several years because monthly distributions during any calendar year are based on the Fund’s performance over the previous three years. The Fund is not guaranteed to provide a fixed or stable level of cash distributions at any time or over any period of time.

The Fund generally expects to distribute to shareholders substantially all of its net income (for example, interest and dividends) as well as substantially all of its net capital gains (for example, from the sale of its holdings or distributions from other funds it holds). In addition, the Fund’s distributions may be treated, in part, as a return of capital.

The Fund is a “fund of funds” that invests in other Vanguard funds as well as in non-fund investments.

* For information about the Fund’s managed distribution policies, see Dividends, Capital Gains, and Taxes

Plain Talk About “Fund of Funds”

The term “fund of funds” is used to describe a mutual fund that pursues its objective by investing in other mutual funds. A fund of funds may charge for its own direct expenses, in addition to bearing a proportionate share of the expenses charged by the underlying funds in which it invests. A fund of funds is best suited for long-term investors.

More on the Fund

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: Generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether a Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund’s board of trustees, which oversees the Fund’s management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that the Fund’s investment objective is not fundamental and may be changed without a shareholder vote. As “funds-of-funds,” the Managed Payout Growth and Distribution Fund achieves its investment objectives by investing primarily in other Vanguard mutual funds but also in other potential investments. Through its investments in these underlying funds, and through other investments, the Managed Payout Growth and Distribution Fund is generally expected to maintain a broadly diversified portfolio.

Plain Talk About Costs of Investing

Costs are an important consideration in choosing a mutual fund. That’s because you, as a shareholder, pay a proportionate share of the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund’s performance.

Managed Distribution Policy

The Fund has adopted a managed distribution policy under which it seeks to distribute a targeted amount of cash to shareholders on or about the 15th calendar day of each month. The monthly distribution per share for a given calendar year will be calculated as of January 1 of that year and is generally expected to be fixed during the year. This monthly distribution per share, however, will vary from year to year based on the

Fund’s performance over the previous three years. The monthly distribution per share for the Fund is based on the account value of a hypothetical account assumed to hold shares of the Fund purchased at inception. It is further assumed that this hypothetical account experiences the same distributions as the accounts of actual shareholders of the Fund and that no further purchases, redemptions, or reinvestments are made for the hypothetical account, except the automatic reinvestment of certain required taxable distributions in additional shares of the Fund. The shareholders of the Fund are expected to receive a monthly cash distribution that is equal to the monthly distribution per share (as in the calculation that follows) multiplied by the number of shares they own on the record date. The formula to calculate the monthly distribution per share in a calendar year is as follows:

Managed Payout Growth and Distribution Fund
			Average daily value of hypothetical account
Monthly distribution	5%		over prior 3 calendar years
	=	x
per share	12		Number of shares held by hypothetical account
			at the end of the prior calendar year

Please note that the Fund’s managed distribution policy is not designed to generate, and is not expected to result in, distributions that equal a fixed percentage of the Fund’s current net asset value per share or a fixed percentage of a shareholder’s current account value. Instead, Fund shareholders are expected to receive a monthly distribution that is equal to the monthly distribution per share (as determined under the distribution formula) multiplied by the number of shares they own on the record date.

The hypothetical account value is averaged over the prior three years in order to increase the relative predictability and relative stability of distributions to shareholders from year to year.

The Fund generally expects to distribute to shareholders substantially all of its net income (for example, interest and dividends) as well as substantially all of its net capital gains (for example, from the sale of its holdings or distributions from other funds it holds). In addition, given its managed distribution policy, the Fund’s distributions may be treated, in part, as a return of capital. For additional information on the Fund’s managed distribution policy, please see Dividends, Capital Gains, and Taxes.

Plain Talk About Acquired Fund Short Sale Borrowing and Dividend Expenses

The Managed Payout Growth and Distribution Fund is a “fund of funds” that invests in underlying Vanguard funds (the Acquired Funds) as well as in non-fund investments. The Managed Payout Growth and Distribution Fund may invest in an
Acquired Fund that engages in short selling as a primary investment strategy. A short sale occurs when the Acquired Fund sells a stock it does not own and then borrows the stock from a lender in order to settle the transaction. When the
Acquired Fund sells short, it will normally incur two types of expenses, which increase the Acquired Fund’s expense ratio: borrowing expenses and dividend expenses.

In connection with the short sale, the Acquired Fund may receive income or be charged a fee on borrowed stock. This income or fee is calculated on a daily basis, based upon the market value of the borrowed stock and a variable rate that is dependent upon the availability of the stock. The net amounts of income or fees are recorded as “interest income“ (for net income received) or “borrowing expense on securities sold short“(for net fees charged) on the Acquired Fund’s
Statement of Operations.

The Acquired Fund incurs dividend expenses until the borrowed stock is returned to the lender. These expenses are paid to the lender of the stock and are based upon the amount of any dividends declared on the stock. Having sold the borrowed stock, the Acquired Fund does not itself collect the dividends, and thus has a net expense payable to the lender. This payment is recorded as “dividend expense on securities sold short“ on the Acquired Fund’s financial statements.
Short sale dividend expenses generally reduce the market value of the stock by the amount of the dividend declared, thus increasing the Acquired Fund’s unrealized gain or reducing the Acquired Fund’s unrealized loss on the stock sold short.

It is important to note that when the Acquired Fund sells a stock short, the proceeds are typically held in cash, which earns interest at a negotiated rate. This interest, when combined with the Acquired Fund’s other investment income, is expected to offset— in part—the Acquired Fund’s short sale borrowing and dividend expenses and thereby reduce total expenses.

Allocation Framework

Asset allocation—that is, dividing your investment among stocks, bonds, cash, and other asset classes or investments—is one of the most critical decisions you can make as an investor. The Managed Payout Growth and Distribution Fund invests in Vanguard mutual funds and other potential investments according to an asset allocation strategy designed to provide shareholders with regular cash flow from their investments in the Fund. The advisor uses quantitative analysis and professional judgment in an attempt to combine complementary asset classes and investments across the risk/reward spectrum. The advisor’s goal for the Fund is to construct a broadly diversified portfolio that achieves the Fund’s investment objective.

The advisor has appointed an investment committee for the Fund. The investment committee makes three key asset allocation decisions for the Fund. First, the committee identifies eligible asset classes and investments for the Fund. Second, the committee establishes strategic asset allocation ranges specifying the Fund’s minimum and maximum long-term allocations to eligible asset classes and investments. Third, the committee establishes a short- to intermediate-term asset allocation target for the Fund. The committee’s asset allocation targets govern the portfolio manager’s day-to-day investment decisions for the Fund.

The investment committee’s decisions are based, in part, on a consideration of a wide range of strategic inputs, which may include some combination of the following factors (or others): the Fund’s prior performance; value at risk and expected shortfall; volatility; macroeconomic factors; current and expected market conditions; cash flows; estimates of changes in the spreads between the expected returns of eligible asset classes and investments; historical and expected correlations between and among asset classes and investments; quantitative modeling of the likelihood that a proposed combination of asset classes and investments will achieve the Fund’s investment objective; and the results of stress tests. The investment committee’s decisions are also based on the collective professional judgment of its members. The Funds are managed in accordance with a variety of statistical and compliance-based risk management controls and procedures.

The Fund does not have fixed asset allocations but has the flexibility, subject to applicable law, to invest substantially in a single asset class or investment. However, the Fund is generally expected to invest its assets across multiple asset classes or investments. The assets of the Fund are independently allocated based on the Fund’s investment objective. The exact proportion of each asset class or investment held by the Fund may change to reflect shifts in the advisor’s risk-and-return expectations.

Plain Talk About Retirement Investing: “Real” Returns versus “Nominal” Returns

In retirement, the primary purpose of your investment portfolio is to meet current and future spending needs. If you have accumulated adequate retirement savings, it should be relatively easy to generate sufficient cash to satisfy a reasonable level of spending in the near term. It is important, however, to consider the destructive effects that inflation can have on the purchasing power of your retirement portfolio over time. Inflation—the increase in the price of goods and services—can wreak havoc on a long-term investor’s money. Unless the returns of your retirement portfolio keep place with inflation, your money’s purchasing power will erode over time, with the risk that you may run out of money. Because inflation’s erosion of value increases over time, the longer you expect to live, the more concerned you should be about your retirement portfolio’s future purchasing power.

A retirement investment, then, should be evaluated not only for its expected gross total return (the “nominal” return) but also for its expected total return as reduced to take into account the effects of inflation (the “real” return). (Because every retiree has his or her own personal spending pattern, or “personal inflation rate,” it may not be appropriate to base investment decisions on a broad inflation average, such as the CPI. For example, some services, such as health care, may make up a larger portion of personal spending in retirement, and have been increasing in cost at rates exceeding the CPI.) Ideally, a retiree should seek real returns that match his or her expected retirement spending rate plus a reserve for unplanned medical or other expenses.

An investment in the Fund could lose money over short, intermediate, or even long periods of time because the Fund allocates its assets worldwide across different asset classes and investments with specific risk and return characteristics. Results may vary substantially over time, and there is no guarantee that the Fund will achieve its investment objective or that any of its investment strategies will succeed.

The Fund is expected to continue to make monthly cash distributions under its managed distribution policy regardless of the Fund’s investment performance. Because these distributions will be made from Fund assets, and shareholders are generally not expected to reinvest such distributions in additional Fund shares, the Fund’s monthly cash distributions will reduce the amount of assets available for investment by the Fund. It is possible for the Fund to suffer substantial investment losses and simultaneously experience additional asset reductions as a result of its distributions to shareholders under the managed distribution policy. Moreover, even if the Fund’s capital grows over short, intermediate, or long periods of time, it is possible that such growth will be insufficient to enable the Fund to maintain the amount of its scheduled cash distributions without returning capital to shareholders.

The Fund’s managed distribution policy is designed to distribute a consistent amount of cash once per month throughout each calendar year, excluding any additional distributions required to comply with applicable law. Under the managed distribution policy, the dollar amount of the Fund’s scheduled monthly distributions for a particular calendar year generally will increase or decrease each January based on the Fund’s performance over the previous three years. Accordingly, the dollar amount of the Fund’s monthly cash distributions could increase or decrease substantially from one year to the next and over time depending on, among other things, the performance of the capital markets in which the Fund invests, the allocation of Fund assets across different asset classes and investments, the performance of the Fund’s investment strategies, and the amount and timing of prior distributions by the Fund. It is also possible for your distributions from a Fund to decrease substantially from one year to the next and over time, depending on the timing of your investments in the Fund. Any redemptions you make from your Fund account also may proportionately reduce the amount of future cash distributions you will receive from the Fund.

Security Selection

The Fund invests in Vanguard mutual funds and other investments according to an asset allocation strategy designed to provide shareholders with regular cash flow from their investments in the Fund.

The Fund is subject to manager risk and asset allocation risk, which are the risks that poor investment selections and/or poor asset allocation decisions by the advisor, and the asset allocation targets set by the investment committee, will cause the Fund either to fail to achieve its investment objective or to generate lower returns than were possible from different investment selections and/or asset allocation decisions.

The Fund’s advisor uses quantitative analysis and professional judgment to select the asset classes and investments that make up the Fund’s investment portfolio. In making such decisions, the advisor must, among other things, monitor and evaluate the expected risks, returns, and correlations of eligible assets classes and investments, as well as the likelihood that the selected combination will achieve the Fund’s investment objective. These decisions are based, in part, upon the advisor’s forecasts, estimates, analysis of historical events, and other aspects of quantitative analysis and professional judgment. The advisor’s decisions may, for a variety of reasons, fail to accurately predict the actual risk, returns, and correlations of the asset classes and investments held by the Fund. Among the reasons predictions could be inaccurate are scarcity of historical data about certain asset classes or investments, the fact that future events may not follow historical norms, and the potential for human error. It is possible that the advisor’s allocation of Fund assets across specific asset classes and investments will cause the Fund to incur losses or underperform other funds with a similar investment objective. The underlying Vanguard funds in which the Fund invests also may be subject to manager risk to the extent that an underlying fund advisor’s poor security selection will cause that underlying fund to underperform relevant benchmarks or other funds with similar investment objectives.

There is no guarantee that the advisor will succeed in combining multiple asset classes and investments in a manner that either achieves the Fund’s investment objective or maintains a moderate level of risk. There can be no assurance that any asset classes or investments with relatively low historical correlations to the U.S. stock market will exhibit low correlations in the future. It is possible that the returns and direction of the Fund’s asset classes and investments may suddenly converge with the investment returns of the U.S. stock market, thereby magnifying the risks of the Fund’s portfolio as a whole. This could potentially result in significant losses and significant reductions in the dollar amount of monthly distributions by the Fund. Diversification does not necessarily ensure a profit or protect against a loss in a declining market. The Fund could lose money at any time and may underperform the markets, asset classes, and investments in which it invests during any given period that such markets, asset classes, or investments rise or fall. The Fund’s asset allocation strategy is complex and may involve more risk than other funds that invest only in stocks, bonds, cash, or a combination thereof.

• Stocks

The Fund may invest in Vanguard Total Stock Market Index Fund and Vanguard Total International Stock Index Fund (and/or other Vanguard stock funds) to capture the investment returns of U.S. and foreign equity markets. The Managed Payout Growth and Distribution Fund may also invest in Vanguard REIT Index Fund, in order to capture the returns of stocks issued by equity real estate investment trusts (known as REITs). The Managed Payout Growth and Distribution Fund will, through its investments in Vanguard stock funds, indirectly invest, to varying degrees, in large-, mid-, and small-capitalization stocks diversified across growth and value styles in the United States, as well as stocks of companies located in developed and emerging markets around the world. Depending on the amount of Fund assets allocated to stock funds, the Fund is proportionately subject to stock risks.

U.S. Stocks

The Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor‘s 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

U.S. Stock Market Returns
(1926–2012)
	1 Year	5 Years	10 Years	20 Years
Best	54.2%	28.6%	19.9%	17.8%
Worst	–43.1	–12.4	–1.4	3.1
Average	11.8	9.8	10.5	11.2

The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2012. You can see, for example, that although the average annual return on common stocks for all of the 5-year periods was 9.8%, average annual returns for individual 5-year periods ranged from –12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average annual returns reflect past performance of common stocks; you should not regard them as an indication of future performance of either the stock market as a whole or the Fund in particular.

The Managed Payout Growth and DistributionFund may allocate a portion of its assets to Vanguard REIT Index Fund, which invests primarily in stocks issued by equity REITs. Depending on the amount of Fund assets allocated to Vanguard REIT Index Fund, the Fund is proportionately subject to risks associated with an investment in REITs.

Real estate industry risk is the chance that the stocks of REITs will decline because of adverse developments affecting the real estate industry and real property values. Investment style risk is the chance that the returns from REIT stocks—which typically are small- or mid-capitalization stocks—will trail returns from the overall stock market. Historically, small- and mid-cap stocks have performed quite differently from the overall market.

Foreign Stocks

Depending on the amount of Fund assets allocated to foreign stock funds, the Fund is proportionately subject to foreign stock risks.

The Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. In addition, investments in foreign stocks can be riskier than U.S. stock investments. The prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions.

The Fund is subject to country/regional risk and currency risk. Country/regional risk is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions. Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

The Fund is subject to emerging markets risk, which is the chance that the stocks of companies located in emerging markets will be substantially more volatile, and substantially less liquid, than the stocks of companies located in more developed foreign markets.

To illustrate the volatility of international stock prices, the following table shows the best, worst, and average annual total returns for foreign stock markets over various periods as measured by the MSCI EAFE Index, a widely used barometer of international market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

International Stock Market Returns

(1970–2012)

	1 Year	5 Years	10 Years	20 Years
Best	69.4%	36.1%	22.0%	15.5%
Worst	–43.4	–4.7	0.8	3.1
Average	11.4	9.7	10.4	10.7

The table covers all of the 1-, 5-, 10-, and 20-year periods from 1970 through 2012. These average annual returns reflect past performance of international stocks; you should not regard them as an indication of future performance of either foreign markets as a whole or the Funds in particular.

• Bonds

The Managed Payout Growth and Distribution Fund may invest in Vanguard Total Bond Market II Index Fund, Vanguard Intermediate-Term Investment-Grade Fund, and Vanguard Total International Bond Index Fund (and/or other Vanguard bond funds) to capture the investment returns of U.S. and foreign fixed income markets. Through its investments in one or more Vanguard bond funds, The Managed Payout Growth and Distribution Fund will indirectly invest, to varying degrees, in a wide spectrum of short-, intermediate-, and long-term U.S. government, U.S. agency, and investment-grade U.S. corporate bonds; mortgage-backed and asset-backed securities; and government, agency, corporate, and securitized investment-grade foreign bonds issued in currencies other than the U.S. dollar (but hedged by Vanguard to minimize foreign currency exposure). Depending on the amount of Fund assets allocated to bond funds, the Fund is proportionately subject to bond risks.

The Fund is subject to interest rate risk, which is the chance that bond prices will decline because of rising interest rates. Interest rate risk should be moderate for the Fund because the underlying bond funds invest primarily in short- and intermediate-term bonds, whose prices are less sensitive to interest rate changes than are prices of long-term bonds.

Although bonds are often thought to be less risky than stocks, there have been periods when bond prices have fallen significantly because of rising interest rates. For instance, prices of long-term bonds fell by almost 48% between December 1976 and September 1981.

To illustrate the relationship between bond prices and interest rates, the following table shows the effect of a 1% and a 2% change (both up and down) in interest rates on the values of three noncallable bonds of different maturities, each with a face value of $1,000.

How Interest Rate Changes Affect the Value of a $1,000 Bond[1]
	After a 1%	After a 1%	After a 2%	After a 2%
Type of Bond (Maturity)	Increase	Decrease	Increase	Decrease
Short-Term (2.5 years)	$977	$1,024	$954	$1,049
Intermediate-Term (10 years)	922	1,086	851	1,180
Long-Term (20 years)	874	1,150	769	1,328
1 Assuming a 4% coupon.

These figures are for illustration only; you should not regard them as an indication of future performance of the bond market as a whole or the Funds in particular.

Plain Talk About Bonds and Interest Rates

As a rule, when interest rates rise, bond prices fall. The opposite is also true:
Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let’s assume that you hold a bond offering a 4%
yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 5% yield. With higher-yielding bonds available, you would have trouble selling your 4% bond for the price you paid—you would probably have to lower your asking price. On the other hand, if interest rates were falling and 3% bonds were being offered, you should be able to sell your 4%
bond for more than you paid.

How mortgage-backed securities are different: In general, declining interest rates will not lift the prices of mortgage-backed securities—such as GNMAs—as much as the prices of comparable bonds. Why? Because when interest rates fall, the bond market tends to discount the prices of mortgage-backed securities for prepayment risk—the possibility that homeowners will refinance their mortgages at lower rates and cause the bonds to be paid off prior to maturity. In part to compensate for this prepayment possibility, mortgage-backed securities tend to offer higher yields than other bonds of comparable credit quality and maturity.

The Fund is subject to income risk, which is the chance that an underlying fund’s income will decline because of falling interest rates. A fund holding bonds will experience a decline in income when interest rates fall because the fund then must invest in lower-yielding bonds. Income risk is generally higher for funds holding short-term bonds and lower for funds holding long-term bonds.

The Fund is subject to call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (redeem) securities with higher coupons or interest rates before their maturity dates. If an underlying fund holds a bond that is called, the underlying fund would then lose any price appreciation above the bond’s call price and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the underlying fund’s income. For mortgage-backed securities, this risk is known as prepayment risk.

The Fund is subject to credit risk, which is the chance that the issuer of a security will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that security to decline, thus reducing the underlying fund’s return. Although the Fund has limited exposure to low-quality bonds (through its investment in Vanguard Intermediate-Term Investment-Grade Fund), overall credit risk should be low for the Fund because the underlying bond funds invest primarily in bonds that are considered high-quality and, to a lesser extent, in bonds that are considered medium-quality.

The Fund is subject, to a limited extent, to event risk, which is the chance that corporate fixed income securities will suffer a substantial decline in credit quality and market value because of a corporate restructuring.

Plain Talk About Bond Maturities

A bond is issued with a specific maturity date—the date when the issuer must pay back the bond’s principal (face value). Bond maturities range from less than 1 year to more than 30 years. Typically, the longer a bond’s maturity, the more price risk you, as a bond investor, face as interest rates rise—but also the higher yield you could receive. Longer-term bonds are more suitable for investors willing to take a greater risk of price fluctuations to get higher and more stable interest income.
Shorter-term bond investors should be willing to accept lower yields and greater income variability in return for less fluctuation in the value of their investment.

Depending on the amount of assets allocated to Vanguard Total International Bond Index Fund, the Fund is proportionately subject to risks associated with investing in currency-hedged foreign bonds. These risks include country/ regional risk and currency hedging risk. Country/regional risk is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by foreign governments, government agencies, or companies. Currency hedging risk is the chance that the currency hedging transactions entered into by the underlying international bond fund may not perfectly offset the fund’s foreign currency exposure.

• Short-Term Investments

The Managed Payout Growth and Distribution Fund may invest a portion of its assets in a Vanguard money market fund that invests in high-quality, short-term money market instruments.

Although designed as low risk investments, money market instruments, like most bonds, are subject to income risk and credit risk.

• Inflation-Linked Investments

The Managed Payout Growth and Distribution Fund may allocate a portion of its assets to Vanguard Inflation-Protected Securities Fund, which invests primarily in inflation-indexed securities issued by the U.S. government, its agencies and instrumentalities, and corporations.

Plain Talk About Inflation-Indexed Securities

Unlike a conventional bond, whose issuer makes regular fixed interest payments and repays the face value of the bond at maturity, an inflation-indexed security
(IIS) provides principal and interest payments that are adjusted over time to reflect a rise (inflation) or a drop (deflation) in the general price level for goods and services. This adjustment is a key feature, given that inflation has typically occurred. However, there have been periods of deflation, such as in 1954 when the Consumer Price Index (CPI) declined by 0.7%. (Source: Bureau of Labor
Statistics.) Importantly, in the event of deflation, the U.S. Treasury has guaranteed that it will repay at least the face value of an IIS issued by the U.S. government.

Inflation measurement and adjustment for an IIS have two important features.
There is a two-month lag between the time that inflation occurs in the economy and when it is factored into IIS valuations. This is due to the time required to measure and calculate the CPI and for the Treasury to adjust the inflation accrual schedules for an IIS. For example, inflation that occurs in January is calculated and announced during February and affects IIS valuations throughout the month of March. In addition, the inflation index used is the non-seasonally adjusted index. It differs from the CPI that is reported by most news organizations, which is statistically smoothed to overcome highs and lows observed at different points each year. The use of the non-seasonally adjusted index can cause the Fund’s income level to fluctuate.

Depending on the amount of assets allocated to Vanguard Inflation-Protected Securities Fund, the Fund is proportionately subject to the risks associated with investing in inflation-indexed securities. These risks include the chance of considerable income fluctuations associated with changes in inflation, as well as bond risks.

Plain Talk About Inflation-Indexed Securities and Interest Rates

Interest rates on conventional bonds have two primary components: a “real”
yield and an increment that reflects investor expectations of future inflation. By contrast, interest rates on an IIS are adjusted for inflation and, therefore, aren’t affected meaningfully by inflation expectations. This leaves only real rates to influence the price of an IIS. A rise in real rates will cause the price of an IIS to fall, while a decline in real rates will boost the price of an IIS.

• Other Investments

The Managed Payout Growth and Distribution Fund may invest in selected other investments that employ strategies that have historically generated capital appreciation over the long term while exhibiting low correlation with the returns of the U.S. stock market. The advisor believes that the expected return characteristics of these other investments offer potential diversification to a balanced portfolio of stocks, bonds, and cash. The Fund’s potential other investments may include commodity-linked and subsidiary investments, and investments in Vanguard Market Neutral Fund and an absolute return fund. These investments are described on the following pages.

Commodity-Linked Investments and Subsidiary Investments

The Fund may allocate a portion of its assets to investments that create exposure to the commodities markets, including investments that provide exposure to the total return of a diversified basket of exchange-traded futures contracts on physical commodities. Commodities include real assets such as agricultural products, livestock, precious and industrial metals, and energy products. Commodity futures prices have a historically low correlation with the returns of the stock and bond markets. Particular commodity-linked investments may not necessarily conform to the composition, weighting, roll dates, reset dates, or contract months of any particular commodity futures market index.

The Fund may obtain exposure to the commodities futures market primarily through investing a portion of its assets in a wholly owned subsidiary, which in turn invests in fixed income securities as well as commodity-linked investments. A subsidiary’s underlying investments are subject to the same risks as if they were held directly by the Fund. The Fund’s direct and indirect commodity-linked investments may include commodity futures contracts, options on commodity futures contracts, commodity-linked total return swaps, commodity-linked structured notes, exchange-traded commodity pools or funds, and other commodity-linked investments.

To illustrate the volatility of commodity futures prices, the following table shows the best, worst, and average annual total returns for the U.S. commodities futures market over various periods as measured by the S&P GSCITM Total Return Index, a widely used barometer of commodity futures activity. (This index measures a fully collateralized commodity futures investment that is rolled forward from the 5th to the 9th business day of each month.) Note that the returns shown do not include the costs of buying and selling these investments or other expenses that a real-world investment portfolio would incur, and the return on this index is significantly different from the return on buying physical commodities.

U.S. Commodity Futures Returns[1]
(1983–2012)
	1 Year	5 Years	10 Years	20 Years
Best	75.98%	29.13%	15.50%	17.33%
Worst	–60.08	–11.67	0.24	2.17
Average	9.81	7.59	8.48	9.40

1 Returns represent cumulative average annual returns over all one-year periods, and all 5-, 10-, and 20- year consecutive periods from 1983 to 2012.

The table covers all of the 1-, 5-, 10-, and 20-year periods from 1983 through 2012. You can see, for example, that although the average annual return on commodity futures for all of the 5-year periods was 7.59%, average annual returns for individual 5-year periods ranged from –11.67% to 29.13%. These average annual returns reflect past performance of commodity futures; you should not regard them as an indication of future performance of either the commodities futures market as a whole or the Funds in particular. Also note that the returns of the index only measure the returns of the specific commodity futures contracts tracked by the index over the relatively short period covered by the index. The returns of the index may not necessarily illustrate the volatility of commodity futures contracts that are not included in the index and may not necessarily illustrate the historic volatility of the commodity futures market as a whole.

Because the history of the S&P GSCI Total Return Index is relatively short, we also illustrate the volatility of commodity futures prices as reflected by the prices of physical commodities that are bought for immediate delivery (“on the spot”). The following table shows the best, worst, and average annual total returns for the U.S. commodity market as measured by the CRB Spot IndexTM over various periods from

1947 through 2012. (This index is a measure of price movements of 22 basic physical commodities whose markets are presumed to be among the first to be influenced by changes in economic conditions.) The spot return for a physical commodity represents the return from changes in the price of the commodity. Although the CRB Spot Index only captures the spot return of physical commodities and does not capture the total return of commodity futures, it does serve as a reasonable indication of the volatility of commodity futures prices in general, because the change in the spot prices of physical commodities has been the largest source of volatility in the commodities futures market over time. Note that the returns shown do not include the costs of buying, storing, and selling physical commodities or other expenses that a real-world commodity portfolio would incur.

U.S. Commodity Spot Returns[1]
(1947–2012)
	1 Year	5 Years	10 Years	20 Years
Best	65.57%	17.73%	10.60%	5.74%
Worst	–33.56	–7.85	–4.65	–1.90
Average	3.05	2.30	2.22	2.34

1 Returns represent cumulative average annual returns over all one-year periods, and all 5-, 10-, and 20- year consecutive periods from 1947 to 2012.

The table covers all of the 1-, 5-, 10-, and 20-year periods from 1947 through 2012. You can see, for example, that although the average annual return on commodities for all of the 5-year periods was 2.30%, average annual returns for individual 5-year periods ranged from –7.85% to 17.73%. These average annual returns reflect past performance of the index; you should not regard them as an indication of future performance of either the commodities market as a whole or the Funds in particular.

Plain Talk About Commodities

Commodities are raw materials used to create the goods that consumers buy.
They include a wide range of physical assets, such as agricultural products, livestock, precious metals, energy products, and industrial metals. Commodities can be purchased for immediate delivery (“on the spot”) or delivery within a specific time period in the future under the terms of a futures contract. An exchange-traded commodity futures contract provides for the purchase and sale of a specified type and quantity of a commodity during a stated delivery month. A futures contract on an index of commodities provides for the payment and receipt of cash, based on the level of the index at settlement or liquidation of the contract.
Unlike equity securities, futures contracts, by their terms, have stated expirations and, at a specified time prior to expiration, trading in a futures contract for the current delivery month will cease. As a result, an investor wishing to maintain exposure to a futures contract on a particular commodity with the nearest expiration must close out a position in the expiring contract and establish a new position in the contract for the next delivery month. This process is referred to as
“rolling.” An investor will profit from rolling a futures contract if the cost for the new contract is lower than the cost of the expiring contract. Conversely, an investor will lose money by rolling a futures contract if the cost for the new contract is higher than the cost of the expiring contract.

Depending on the amount of Fund assets allocated to investments that create exposure to the total return of exchange-traded futures contracts on physical commodities, the Fund is proportionately subject to the risks associated with investing in commodity-linked investments, which include commodity futures trading risk, structured note risk, swap agreement risk, and derivatives risk.

Commodity futures trading risk is the chance that a Fund could lose all or substantially all of its investments in instruments linked to the returns of commodity futures. Commodity futures trading is volatile, and even a small movement in market prices could cause large losses.

The prices of commodity futures are subject to change based on various factors, including, but not limited to, the following: lack of liquidity; global supply and demand for commodities; disorderly markets; limitations on deliverable supplies; the participation of hedgers and speculators; domestic and foreign interest rates and investors’ expectations concerning interest rates; domestic and foreign inflation rates and investors’ expectations concerning inflation rates; investment and trading activities of institutional investors; global or regional political, economic, or financial events and situations; government regulation and intervention; technical and operational or system failures; nuclear accident; terrorism; and natural disasters.

Structured note risk is the risk associated with investments in commodity-linked structured notes, which includes commodity futures trading risk and bond risks.

Swap agreement risk is the chance that the counterparty to a swap agreement will default.

There are typically contractual remedies that may be pursued under a swap agreement in the event of default by a swap counterparty. Each Fund and subsidiary expects to hold margin or collateral to secure the obligations of a swap counterparty in an effort to mitigate this risk.

Derivatives risk is the risk associated with the use of futures contracts, options on futures contracts, options on securities, swap agreements, warrants, forward contracts, and other derivatives. Derivatives may involve risks different from, and possibly greater than, investments in the underlying securities, assets, reference rates, or indexes.

Losses involving certain derivatives can sometimes be substantial or even greater than the principal amount invested—in part because a relatively small price movement in such derivatives may result in an immediate and substantial loss to the investor. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying securities, assets, reference rates, or indexes. The market for many derivatives is, or can suddenly become, illiquid, which may result in significant, rapid, and unpredictable changes in the prices for derivatives. The use of a derivative subjects the investor to the risk of non-performance by the counterparty, potentially resulting in delayed or partial payment or even non-payment of amounts due under the derivative contract.

Plain Talk About Derivatives

Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset
(such as gold, oil, or wheat), or a market index (such as the S&P 500 Index). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades.
These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily.
Nonstandardized derivatives (such as swap agreements and foreign currency exchange forward contracts), on the other hand, tend to be more specialized or complex, and may be harder to value.

Subsidiary Investments. The Fund may obtain exposure to the commodities markets by seeking exposure to the commodities futures market primarily through investment in a wholly owned subsidiary, which indirectly exposes the Fund to the risks associated with the subsidiary’s underlying investments. Each subsidiary invests in fixed income securities as well as commodity-linked investments, which may include total return swaps on a commodities futures index. The subsidiary’s fixed income investments include, but are not limited to, cash instruments, money market instruments, money market funds, and short-term bonds. Fixed income investments provide liquidity for the subsidiary and may serve as margin or collateral for the subsidiary’s commodity-linked investments. The subsidiary’s underlying investments subject the Fund to the same risks as if they were held directly by the Fund, and are described elsewhere in this prospectus under Bonds, Short-Term Investments, and

Commodity-Linked Investments and Subsidiary Investments. Each subsidiary is organized under the laws of Ireland, is advised by Vanguard, and has the same portfolio manager as the Funds. The investment strategy of each subsidiary is intended to enable each Fund to obtain exposure to the returns of a commodities futures index in accordance with the Internal Revenue Code of 1986, as amended (the IRC). In addition, under U.S. tax law, each Fund may not invest more than 25% of its assets in its subsidiary.

Subsidiary investment risk is the risk that because a subsidiary is not registered under any federal or state securities laws, it does not offer the same investor protections available to shareholders of registered investment companies.

There is no assurance that a Fund will be permitted to continue to invest indirectly in commodity-linked investments through a subsidiary. Changes in the laws of the United States and/or Ireland could adversely affect a Fund and/or a subsidiary.

Manager risk is the chance that poor strategy execution will cause a subsidiary to fail to achieve its investment objective.

Each subsidiary’s success will depend on its advisor’s ability to successfully invest in commodity-linked investments such as total return swaps on the commodities futures markets, and to invest the subsidiary’s assets in a combination of other fixed income investments. Each subsidiary is subject to the risk that it will not be successful in executing this strategy, and there is no guarantee that the subsidiary will achieve its investment objective. The subsidiary could lose money at any time.

Tax risk is the risk associated with the Fund’s investment in a subsidiary that depends on current tax laws.

The IRC currently treats the Fund’s income derived from its investment in a wholly owned subsidiary as qualifying income, provided the subsidiary distributes each year its earnings and profits to the Fund. Accordingly, to comply with the IRC, each year the subsidiary will distribute its earnings and profits in cash to the Fund. There is no assurance that these provisions of the IRC will continue. Although the subsidiary is not expected to owe Irish income tax on its earnings under current Irish law, a subsidiary could be affected by changes in the tax laws of Ireland.

Market Neutral Fund

The Managed Payout Growth and Distribution Fund may invest in Vanguard Market Neutral Fund, which seeks to provide long-term capital appreciation while limiting exposure to general stock market risk. The Market Neutral Fund’s advisor selects and maintains a diversified portfolio of common stocks for the fund. The advisor employs active investment management methods, which means that securities are bought and sold according to the advisor’s evaluations of companies and their financial prospects, the prices of the securities, and the stock market and the economy in general. The Market Neutral Fund follows a market neutral strategy, which that fund defines as a strategy designed to produce a portfolio that is neutral with respect to general stock market risk, sometimes referred to as beta neutrality. Beta is a measure of a stock’s volatility relative to the volatility of the general stock market. The advisor for the Market Neutral Fund buys equity securities it considers to be undervalued and sells short securities it considers to be overvalued, in amounts that it believes will achieve market neutrality. By taking long and short positions in different securities, the Market Neutral Fund attempts to limit the effect of market movements on portfolio performance. The advisor for the Market Neutral Fund uses an independent security selection process and may emphasize specific industries, styles (growth/value), capitalization ranges, countries, or other factors. The overall performance of the Market Neutral Fund depends on the net performance of its long and short positions, and it is possible for that fund to experience a net loss across all positions. If the Market Neutral Fund’s investment strategy is successful, however, the net performance of its long and short positions will produce long-term capital appreciation that reflects the quality of the advisor’s security selections, with limited exposure to general stock market risk.

Plain Talk About Market Neutral Investing

The goal of market neutral investing is to generate returns that are independent of the returns and direction of the stock market (called beta) and driven largely by the value added by the advisor’s skill in selecting stocks (called alpha). A portfolio that has the same volatility as that of the general stock market has a beta of 1. If a portfolio has a beta less than 1, the portfolio is less volatile than the general stock market. On the other hand, a portfolio that has a beta greater than 1 is more volatile than the general stock market. For instance, if a portfolio has a beta of 1.1, it is expected to move 1.1 times the movement of the general stock market. So, if the general stock market increases 10%, the portfolio’s expected return over the same period would be 11%. A market neutral portfolio could hold, for example, long positions with a beta of 0.5 and short positions with a beta of –0.5, which would render the portfolio market neutral.

Market neutral investing is often implemented through a long/short portfolio of investments in publicly traded stocks. The advisor buys what it believes are attractive (or undervalued) stocks for the long portion of the portfolio, and sells what it believes are unattractive (or overvalued) stocks for the short portion of the portfolio, in amounts it believes will achieve market neutrality. The long portion of the portfolio is expected to deliver the overall returns of the stock market, plus additional performance unique to the specific stocks purchased by the advisor.
The short portion of the portfolio is expected to deliver the inverse of the overall returns of the stock market, plus additional performance unique to the specific stocks the advisor sold short. The long and short positions can have risk exposures significantly different from those of the general stock market. The larger these risk differences, the more the performance of the portfolio will differ from that of the general stock market. The market exposure of the combined long and short positions is expected to cancel out, producing a net stock market return close to zero, plus or minus the alpha added by the advisor’s stock selection process. Market neutral investing is sometimes called an “absolute return”
strategy because it seeks positive returns, whether the stock market goes up or down. Market neutral funds will generally underperform more traditional (long-
only) stock portfolios during periods of significant market appreciation.

Depending on the amount of assets allocated to Vanguard Market Neutral Fund, the Fund is proportionately subject to risks associated with market neutral investing, including strategy risk, short-selling risk, manager risk, investment risk, country risk, and currency risk.

Strategy risk is the chance that the long/short market neutral investment strategy used by the Market Neutral Fund will not succeed. There is no guarantee that the fund will be able to limit exposure to general stock market risk or produce returns that exceed the returns of 3-month Treasury bills.

The fund’s use of short sales in combination with its long positions in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the fund held only long positions.

Short-selling risk is the chance that the Market Neutral Fund will lose money in connection with its short sales of securities.

Short selling allows an investor to profit from declines in the prices of securities. To engage in a short sale, the fund must “borrow” securities for a fee. There is no guarantee that the price of the borrowed securities will decline; in fact, it may rise. Short selling involves higher transaction costs than long-only investing. To close out short positions, the fund may have to sell related long positions at disadvantageous times to produce cash to unwind a short position. The fund’s loss on a short sale is potentially unlimited, because there is no upward limit on the price a borrowed security could attain.

Manager risk is the chance that poor security selection or strategy execution will cause the Market Neutral Fund to fail to achieve its investment objective or to underperform other funds with a similar investment strategy.

The advisor’s security selection process may not eliminate all stock market risk factors associated with the long and short positions it establishes for the fund. It is possible that the stocks the fund holds long will decline in value at the same time that the stocks it holds short increase in value, thereby increasing potential losses to the fund. Any gain from a short position may be partially or totally offset by a decline in a long position, or vice versa.

Investment risk is the chance that the Market Neutral Fund’s advisor will take positions in securities, intentionally or unintentionally, that increase the fund’s sensitivity to certain investment factors.

These factors may include market capitalization of underlying securities, growth and/or value spread, and other factors. These factors may cause the fund to fail to achieve its investment objective of limiting exposure to general stock market risk, or cause it to underperform other funds with a similar investment strategy.

Plain Talk About Short Sales

A short sale is the sale of a security that the seller does not own. In order to deliver the security to the purchaser, the short seller borrows the security, typically from a broker-dealer or an institutional investor, for a fee. The short seller later closes out the position by returning the security to the lender, typically by purchasing the same security on the open market. A short sale theoretically carries the risk of an unlimited loss, because the price of the underlying security could increase without limit, thus increasing the cost of buying that security to cover the short position. In addition, there can be no assurance that the security needed to cover a short position will be available for purchase. Also, the purchase of a security to close out the short position can itself cause the price of the security to rise further, thereby exacerbating the loss. Short selling is often used to profit from an expected downward price movement in a security.

Absolute Return Fund

The Managed Payout Growth and Distribution Fund may invest in a private investment fund managed by Vanguard (the “absolute return fund”). Vanguard expects that the absolute return fund will seek to generate capital appreciation over the long term while exhibiting low correlation with the returns of the U.S. stock market. The absolute return fund is expected to employ multiple strategies, each seeking to produce investment returns that have two key characteristics: (1) volatility that is similar in magnitude to the historic volatility of the U.S. stock market; and (2) performance over the long term comparable to, but independent of the direction and timing of, U.S. stock returns. Some of the absolute return fund’s strategies may be designed to capture risk premiums through investment opportunities arising from the structure, pricing, liquidity, volatility, or other features of the financial markets. Other strategies employed by the absolute return fund may be designed to take advantage of relative value differences perceived among securities or across the financial markets. To the extent that a strategy contemplated for use in the absolute return fund would be expected to exhibit lower volatility than the historic volatility of the U.S. stock market, the absolute return fund may use substantial leverage to amplify the volatility and expected returns of these investments to targeted levels.

The absolute return fund’s strategies may be implemented through direct or indirect investments in stocks, bonds, hybrid securities, future contracts, commodities, currencies, and other asset classes or investments. The absolute return fund may employ leverage, derivatives, short sales, and other complex investment techniques or transactions as part of its investment program. As of the date of this prospectus, the Managed Payout Growth and Distribution Fund had not made a decision to invest in the absolute return fund. The absolute return fund will not be established as a mutual fund that is registered under any federal or state securities laws, including the

Investment Company Act of 1940. If the absolute return fund is approved for investment by the Managed Payout Growth and Distribution Fund, the Fund expects to adhere to a policy (which can be changed only by the Fund’s board of trustees) that it will not invest more than 20% of its total assets in the absolute return fund.

Plain Talk About Absolute Return Investing

Conventional approaches to investing money seek to either duplicate or exceed the performance of a specific asset class. An absolute return approach to investing, however, seeks capital appreciation over the long term while exhibiting low correlation with the returns of the U.S. stock market. During periods of falling or rising stock prices, an absolute return investment may generate returns that are markedly different from the returns of the stock market, for better or worse.
Some absolute return strategies are designed to take advantage of disparities or inefficiencies in different markets or to benefit from cyclical relationships or special situations. Certain absolute return strategies may be designed to systematically capture risk premiums across the financial markets by offering risk transfer opportunities to market participants. Other absolute return strategies employed by the fund are designed to track the performance of an asset class that has historically positive long-term returns while exhibiting low correlation with stock market returns. Generally speaking, an absolute return approach to investing places a premium on manager insight, effective execution, and disciplined risk controls. Absolute return strategies often use a high degree of implicit or explicit leverage, which introduces the potential for a substantial or total loss of invested capital over short periods of time.

Depending on the amount of Fund assets that may in the future be allocated to the absolute return fund, the Fund will be proportionately subject to risks associated with an investment in the absolute return fund. These risks are expected to include leverage risk, swap agreement risk, manager risk, currency trading risk, liquidity risk, and leverage-financing risk (described on the following pages), as well as stock risks, bond risks, short-selling risk, and derivatives risk (previously described). It is possible for a Fund to experience a total loss of the entire amount that it may in the future invest in the absolute return fund.

Leverage risk is the chance that any leveraged losses will exceed the principal amount invested by a Fund. Returns from a leveraged investment will be more volatile than returns from the underlying investment.

Leverage exists when an investor achieves the right to a return on a total investment amount that exceeds the cash amount the investor contributed to the entity or instrument achieving the return. Leverage magnifies the effect of gains and losses. Vanguard expects that the absolute return fund may employ substantial leverage in connection with its investments. The absolute return fund’s losses from its leveraged investments could result in a total loss of all amounts the Fund invests in the absolute return fund. Vanguard expects that the absolute return fund would limit the personal liability of its shareholders to the amount invested in the absolute return fund. In that case, the Fund, as a shareholder of the absolute return fund, would be legally protected from losing more than the cash amount the Fund invested in the absolute return fund.

Swap agreement risk is the chance that the counterparty to a swap agreement entered into by the absolute return fund will default.

However, there are typically contractual remedies that may be pursued under a swap agreement in the event of a default by a swap counterparty. In the case of currency swaps, the absolute return fund may exchange with another party respective commitments to pay or receive currency, and therefore would be subject to currency trading risk (described in a following paragraph).

Manager risk is the chance that poor investment selections will cause the absolute return fund either to fail to achieve its investment objective or to generate lower returns than were possible from different investment selections.

The absolute return fund’s future success will depend upon the expertise of Vanguard, which has limited experience in managing absolute return investment strategies. The absolute return fund is subject to the risk that Vanguard will not be successful in executing one or more absolute return strategies. The absolute return fund’s investment program may be considered speculative and is expected to involve substantial risks. There is no guarantee that the absolute return fund will achieve its investment objective or that its strategies will succeed. The absolute return fund could lose money at any time and may underperform the markets in which it invests during any given period, regardless of whether such markets rise or fall.

Absolute return investing is complex and may involve greater risk than investing in a balanced portfolio of stocks, bonds, and cash. There is no guarantee that the performance of the absolute return fund will have low correlation with the returns of the U.S. stock market. It is possible that the investment returns of the absolute return fund may suddenly converge with the investment returns of the U.S. stock market during a period of declining stock prices, thereby eliminating the diversification benefit that the Fund’s advisor would expect from including the absolute return fund within the Fund’s investment portfolio. Although the advisor believes an appropriate level of investment in the absolute return fund could have the potential to reduce the volatility of the Fund’s investment portfolio as a whole, an investment in the absolute return fund could experience high volatility and increase the Fund’s overall volatility.

Currency trading risk is the chance that the absolute return fund could suffer losses from currency-related investments. Currency prices can be highly volatile and trading currencies for non-hedging purposes is generally considered speculative and involves a high risk of a substantial or total loss of invested capital.

Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including, but not limited to, changes in interest rates, the imposition of currency controls, the devaluation of a currency by a country’s government or banking authority, or political developments in the United States or abroad.

Liquidity risk is the chance that the markets, assets, and instruments in which the absolute return fund invests are, or may become, illiquid.

Vanguard expects that the absolute return fund generally will seek to invest in liquid markets, assets, and instruments, although the absolute return fund may have the ability to invest a portion of its assets in markets, assets, or instruments that are or may become illiquid. In addition, Vanguard expects to treat any investment in the absolute return fund as liquid. There is no assurance, however, that the absolute return fund’s investments will not suddenly become illiquid for an indefinite period of time. Illiquidity could cause the absolute return fund to experience difficulties in valuing its portfolio holdings and may cause that fund to delay redemptions and/or honor redemption requests from an investing Fund with distributions of illiquid underlying portfolio holdings on an in-kind basis.

Leverage financing risk is the chance that the absolute return fund will be unable to access and maintain financing sufficient to leverage its investments to targeted levels.

Vanguard expects that the absolute return fund will require the use of substantial leverage in order for its absolute return strategies to exhibit volatility and generate expected returns similar to the historic volatility and returns of the U.S. stock market. It is possible that the derivative or other counterparties that finance the leverage employed by the absolute return fund may not be able or willing to provide the level of financing that Vanguard believes is required to achieve its volatility and return targets.

Other Investment Policies and Risks

Although the Fund actively allocates its assets principally among some combination of stocks (including stocks issued by REITs), bonds, cash, inflation-linked investments, and selected other investments, the Fund may make other kinds of investments to achieve its objective.

The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that the Fund may not be able to sell in the ordinary course of business. Restricted securities are a special type of illiquid security; these securities have not been publicly issued and legally can be resold only to qualified buyers. From time to time, the board of trustees may determine that particular restricted securities are not illiquid, and those securities may then be purchased by the Fund without limit.

The Fund may invest in derivatives only if the expected risks and rewards of the derivatives are consistent with the investment objective, policies, strategies, and risks of the Fund as disclosed in this prospectus. In particular, derivatives will be used only when they may help the advisor:

• Invest in eligible asset classes or investments with greater efficiency and lower cost than is possible through direct investment;

• Add value when these instruments are attractively priced;

• Hedge specific risk factors associated with eligible asset classes or investments or with the investment portfolio as a whole;

• Reduce the potential volatility of the investment portfolio as a whole; or

• Minimize the risk of loss.

The Fund’s derivative investments may include futures contracts, options on futures contracts, options on securities or securities indexes, credit default swaps, interest rate swaps, total return swaps, foreign currency exchange forward contracts, and other derivatives.

The Fund may invest a portion of its assets in direct holdings of investment-grade fixed income securities, high-quality money market instruments, and cash. The primary purpose of these investments is to enable the Fund to satisfy margin deposit, collateralization, and/or segregation obligations associated with its use of derivatives.

The Fund may invest a small portion of assets in shares of stock or bond exchange-traded funds (ETFs). ETFs provide returns similar to those of stocks or bonds. The advisor may purchase ETFs when doing so will reduce the transaction costs, facilitate cash management, or add value because the instruments are favorably priced. Vanguard receives no additional revenue from Fund assets invested in ETF Shares of other Vanguard funds. Fund assets invested in ETF Shares are excluded when allocating to the Fund its share of the costs of Vanguard operations.

Cash Management

The Fund’s daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, the Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.

Temporary Investment Measures

The Fund may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Fund’s best interest, so long as the alternative is consistent with the Fund’s investment objective. For instance, the Fund may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Fund’s objective when those instruments are more favorably priced or provide needed liquidity, as might be the case if the Fund is transitioning assets from one advisor to another or receives large cash flows that it cannot prudently invest immediately.

In addition, the Fund may take temporary defensive positions that are inconsistent with its normal investment policies and strategies—for instance, by allocating substantial assets to cash, commercial paper, or other less volatile instruments—in response to adverse or unusual market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective.

Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, the fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.

Policies to Address Frequent Trading. The Vanguard funds (other than money market funds and short-term bond funds) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds) has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. These policies and procedures do not apply to Vanguard ETF® Shares because frequent trading in ETF Shares does not disrupt portfolio management or otherwise harm fund shareholders. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

• Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because of a history of frequent trading by the investor or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance.

• Each Vanguard fund (other than money market funds and short-term bond funds) generally prohibits, except as otherwise noted in the Investing With Vanguard section, an investor’s purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.

• Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard’s transaction policies.

Each fund (other than money market funds), in determining its net asset value, will, when appropriate, use fair-value pricing, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.

Turnover Rate

Although the Fund generally seeks to invest for the long term, the Fund may sell shares of the underlying funds regardless of how long they have been held. The Financial Highlights section of this prospectus shows historical turnover rates for the Funds. A turnover rate of 100%, for example, would mean that a Fund had sold and replaced shares of underlying funds valued at 100% of its net assets within a one-year period.

Plain Talk About Turnover Rate

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund’s expense ratio, could affect the fund’s future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions, dealer markups, and other transaction costs will have on its return.
Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.

The Fund and Vanguard

The Fund is a member of The Vanguard Group, a family of more than 180 mutual funds holding assets of approximately $2.2 trillion. All of the funds that are members of The Vanguard Group (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.

Vanguard Marketing Corporation provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.

According to an agreement applicable to the Fund and Vanguard, the Fund’s direct expenses will be offset by Vanguard for (1) the Fund’s contributions to the costs of operating the underlying Vanguard funds in which the Managed Payout Growth and Distribution Fund invests, and (2) certain savings in administrative and marketing costs that Vanguard expects to derive from the Fund’s operation.

The Fund’s trustees believe that the offsets should be sufficient to cover most of the direct expenses incurred by the Fund. As a result, the Fund is expected to operate at a very low or zero direct expense ratio. The Fund will incur direct expenses through its subsidiary investments. The Fund’s shareholders indirectly bear the expenses of the underlying Vanguard funds in which the Fund invests.

Plain Talk About Vanguard’s Unique Corporate Structure

The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds.
Most other mutual funds are operated by management companies that may be owned by one person, by a private group of individuals, or by public investors who own the management company’s stock. The management fees charged by these companies include a profit component over and above the companies’ cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds’ expenses low.

Investment Advisor

The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through an investment committee and a portfolio manager subject to the supervision and oversight of the board of trustees. Vanguard also serves as investment advisor for each of the underlying funds. As of December 31, 2012, Vanguard served as advisor for approximately $1.7 trillion in assets.

For a discussion of why the board of trustees approved the Fund’s investment advisory arrangement, see the most recent semiannual report to shareholders covering the fiscal period ended June 30.

Vanguard’s Equity Investment Group is overseen by:

Mortimer J. Buckley, Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard’s Equity Investment and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Mr. Buckley joined Vanguard in 1991 and has held various senior leadership positions with Vanguard. He received his A.B. in economics from Harvard and an M.B.A. from Harvard Business School.

Joseph Brennan, CFA, Principal of Vanguard and head of Vanguard’s Equity Index Group. He has oversight responsibility for all equity index funds managed by the Equity Investment Group. He first joined Vanguard in 1991. He received his B.A. in economics from Fairfield University and an M.S. in finance from Drexel University.

John Ameriks, Ph.D., Principal of Vanguard and head of Vanguard’s Active Equity Group. He has oversight responsibility for all active quantitative equity funds managed by the Equity Investment Group. He joined Vanguard in 2003. He received his A.B. in economics from Stanford University and a Ph.D. in economics from Columbia University.

The Funds’ investment committee is made up of John Ameriks (chair of the committee); Mortimer J. Buckley; Joseph Davis, Principal, Investment Strategy Group and Chief Economist; and Sean P. Hagerty, Principal, Portfolio Review Department.

The manager primarily responsible for the day-to-day management of the Funds, consistent with the asset allocation targets established by the Funds’ investment committee, is:

Michael H. Buek, CFA, Principal of Vanguard. He has been with Vanguard since 1987; has managed investment portfolios since 1991; and has managed the Funds since their inceptions in 2008. Education: B.S., University of Vermont; M.B.A., Villanova University.

The Statement of Additional Information provides information about the portfolio manager’s compensation, other accounts under management, and ownership of shares of the Funds.

Dividends, Capital Gains, and Taxes

Fund Distributions

The Managed Payout Growth and Distribution Fund has adopted a managed distribution policy under which it seeks to distribute a targeted amount of cash to shareholders on or about the 15th calendar day of each month. The monthly distribution per share for a given calendar year will be calculated as of January 1 of that year and is generally expected to be fixed during the year, unless there is an additional distribution in December or after the fiscal year-end, as in the description that follows. This monthly distribution per share, however, will vary from year to year based on the Fund’s performance over the previous three years. The monthly distribution per share for the Fund is based on the account value of a hypothetical account assumed to hold shares of the Fund purchased at inception. It is further assumed that this hypothetical account experiences the same distributions as the accounts of actual shareholders of the Fund and that no further purchases, redemptions, or reinvestments are made for the hypothetical account, except the automatic reinvestment of certain required taxable distributions in additional shares of the Fund, which is explained in more detail on the following page. The shareholders of the Fund are expected to receive a monthly cash distribution that is equal to the monthly distribution per share (as in the calculation that follows) multiplied by the number of shares they own on the record date. The formula to calculate the monthly distribution per share in a calendar year is as follows (the annual distribution rate depends on the Fund):

		Annual distribution rate		Average daily value of hypothetical
Monthly distribution		(5%)		account over prior 3 calendar years
	=		x
per share		12		Number of shares held by
				hypothetical account at the end of the
				prior calendar year

Please note that the Fund’s managed distribution policy is not designed to generate, and is not expected to result in, distributions that equal a fixed percentage of the Fund’s current net asset value per share or a fixed percentage of a shareholder’s current account value. Instead, Fund shareholders are expected to receive a monthly distribution that is equal to the monthly distribution per share (as determined under the distribution formula) multiplied by the number of shares they own on the record date.

The hypothetical account value is averaged over the prior three years in order to increase the relative predictability and relative stability of distributions to shareholders from year to year.

Shareholders can choose to receive their twelve scheduled monthly distributions each year in cash or to automatically reinvest their distributions in additional Fund shares or in shares of other Vanguard funds (subject to any fund-specific requirements or limitations). Because the monthly distribution per share is expected to remain fixed during a calendar year, shareholders are expected to receive twelve fixed monthly payments over the course of the calendar year, unless the number of Fund shares they hold changes because of purchases, including any voluntary reinvestment of Fund distributions in more Fund shares, or because of redemptions.

The Fund generally expects to distribute to shareholders substantially all of its net income (for example, interest and dividends) as well as substantially all of its net capital gains (for example, from the sale of its holdings or distributions from other funds it holds). In addition, pursuant to its managed distribution policy, the Fund may make distributions that are treated as a return of capital. The Fund will provide disclosures with each monthly distribution that estimate the percentages of the current and year-to-date distributions that represent net investment income, other income or capital gains, and return of capital (if any). At the end of the year, the Fund may be required under applicable law to recharacterize distributions for the year among ordinary income, capital gains, and return of capital (if any) for purposes of tax reporting to shareholders.

An additional distribution may be made in December or after the Fund’s fiscal year end, and other additional distributions may be made with respect to a particular fiscal year in order to comply with applicable law. The Fund is designed with the expectation that the twelve scheduled monthly distributions will be paid in cash but that each additional distribution will be automatically reinvested in additional shares. Accordingly, the Fund will generally automatically reinvest any thirteenth or other additional distribution in additional shares. These additional shares can then be redeemed under the same terms and conditions as any other shares of the Fund. The Fund also may, upon written request, distribute cash rather than automatically reinvesting an additional distribution in additional shares. If you wish to receive an additional distribution for a particular calendar year in cash (rather than in additional shares), please call Vanguard for instructions in October of that calendar year. Please note that your decision to receive additional distributions in cash (rather than in additional shares) will proportionately reduce the amount of future cash distributions you will receive from the Fund. The hypothetical account also will be required to reinvest each additional distribution in additional shares of the Fund.

The Fund’s board of trustees may change the managed distribution policy in the interest of shareholders without a shareholder vote.

Plain Talk About Distributions

As a shareholder, you are entitled to your portion of a fund’s income from interest, dividends, and other sources as well as capital gains from the fund’s sale of investments. Income consists of, among other things, the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells investments for higher prices than it paid for them or receives certain distributions or allocations from funds it holds. These capital gains are either short-term or long-
term, depending on whether the fund held the investments for one year or less or for more than one year.

Plain Talk About Return of Capital

The Managed Payout Growth and Distribution Fund may make distributions that are treated as return of capital. “Return of capital” is the portion of a distribution representing the return of your original investment in the Fund. Return of capital reduces your cost basis in the Fund’s shares, and is not taxable to you until your cost basis has been reduced to zero.

Basic Tax Points

Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, investors in taxable accounts should be aware of the following basic federal income tax points:

• Distributions (other than any return of capital) are taxable to you whether or not you reinvest these amounts in additional Fund shares.

• Distributions declared in December—if paid to you by the end of January—are taxable as if received in December.

• Any dividends and short-term capital gains distributions that you receive are taxable to you as ordinary income. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced tax rates on “qualified dividend income,”if any, distributed by the Fund.

• Any distributions of net long-term capital gains are taxable to you as long-term capital gains, no matter how long you’ve owned shares in the Fund.

• Capital gains distributions may vary considerably from year to year as a result of the Funds‘ normal investment activities and cash flows.

• A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.

• Your cost basis in the Fund will be decreased by the amount of any return of capital that you receive. This, in turn, will affect the amount of any capital gain or loss that you realize when selling or exchanging your Fund shares.

• Return-of-capital distributions generally are not taxable to you until your cost basis has been reduced to zero. If your cost basis is at zero, return-of-capital distributions will be treated as capital gains.

Individuals, trusts, and estates whose income exceeds certain threshold amounts will be subject to a 3.8% Medicare contribution tax on “net investment income” in tax years beginning on or after January 1, 2013. Net investment income includes dividends paid by the Fund and capital gains from any sale or exchange of Fund shares.

Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.

This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. The Fund’s distributions are not designed to comply with any required minimum distribution rules applicable to tax-deferred retirement accounts, and shareholders receiving cash distributions from the Fund within such accounts will need to include such distributions, as appropriate, in the computation of their annual required minimum distribution. Please consult your tax advisor for detailed information about any tax consequences for you.

Plain Talk About “Buying a Dividend”

Unless you are investing through a tax-deferred retirement account (such as an
IRA), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as “buying a dividend.” For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on
December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares
x $1 = $250 in distributions), but you owe tax on the $250 distribution you received—even if you reinvest it in more shares. To avoid “buying a dividend,”
check a fund’s distribution schedule before you invest.

General Information

Backup withholding. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not:

  Provide us with your correct taxpayer identification number;
  Certify that the taxpayer identification number is correct; and
  Confirm that you are not subject to backup withholding.

Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.

Foreign investors. Vanguard funds offered for sale in the United States (Vanguard U.S. funds), including the Funds offered in this prospectus, generally are not sold outside the United States, except to certain qualified investors. Non-U.S. investors should be aware that U.S. withholding and estate taxes and certain U.S. tax reporting requirements may apply to any investments in Vanguard U.S. funds. For example, Vanguard may withhold an amount based on 100% of a Fund‘s distributions even if it is subsequently determined that one or more of these distributions consisted in part or entirely of amounts not subject to withholding. Foreign investors should visit the “Non-U.S. Investors” page on our website at vanguard.com for information on Vanguard’s non-U.S. products.

Invalid addresses. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest the distribution and all future distributions until you provide us with a valid mailing address. Reinvestments will receive the net asset value calculated on the date of the reinvestment.

Share Price

Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. The NAV per share is computed by dividing the total assets, minus liabilities, of the Fund by the number of Fund shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. The underlying funds in which the Fund invests also do not calculate their NAV on days when the Exchange is closed but the value of their assets may be affected to the extent that they hold foreign securities that trade on foreign markets that are open.

The Fund’s NAV is calculated based, in part, upon the values of the underlying mutual funds in which the Fund invests. The values of any mutual fund shares held by a fund are based on the market value of the shares. The values of any ETF shares held by a Fund are based on the market value of those shares. The prospectuses for the underlying funds explain the circumstances under which those funds will use fair-value pricing and the effects of doing so.

Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Debt securities held by a fund are valued based on information furnished by an independent pricing service or market quotations. Certain short-term debt instruments used to manage a fund’s cash are valued on the basis of amortized cost.

When a fund determines that pricing-service information or market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security). A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund’s pricing time. Intervening events might be: company-specific (e.g., earnings report, merger announcement), or country-specific or regional/global (e.g., natural disaster, economic or political news, act of terrorism, interest rate change). Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Fair-value pricing may be used for domestic securities—for example, if (1) trading in a security is halted and does not resume before the fund’s pricing time or if a security does not trade in the course of a day, and (2) the fund holds enough of the security that its price could affect the NAV. A fund may use fair-value pricing with respect to its fixed income securities on bond market holidays when the fund is open for business (such as Columbus Day and Veterans Day).

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices are published daily on our website at vanguard.com/prices.

Financial Highlights

The following financial highlights table is intended to help you understand the Fund’s financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report—along with the Fund’s financial statements—is included in the Fund‘s most recent annual report to shareholders. You may obtain a free copy of the latest annual or semiannual report online at vanguard.com or by contacting Vanguard by telephone or mail.

Managed Payout Growth and Distribution Fund
					April 21,
					2008[1] to
		Year Ended December 31,
					Dec. 31,
For a Share Outstanding Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$16.61	$17.26	$15.92	$13.68	$20.00
Investment Operations
Net Investment Income	.337	.340	.318[2]	.439	.436[2]
Capital Gain Distributions Received	.027	.028	.050[2]	.006	.082[2]
Net Realized and Unrealized Gain (Loss)
on Investments	1.437	(.242)	1.733	2.634	(6.172)
Total from Investment Operations	1.801	.126	2.101	3.079	(5.654)
Distributions
Dividends from Net Investment Income	(.417)	(.410)	(.658)	(.660)	—
Distributions from Realized Capital Gains	—	—	—	—	—
Return of Capital	(.374)	(.366)	(.103)	(.179)	(.666)
Total Distributions	(.791)	(.776)	(.761)	(.839)	(.666)
Net Asset Value, End of Period	$17.62	$16.61	$17.26	$15.92	$13.68
Total Return[3]	11.02%	0.69%	13.67%	23.51%	–28.79%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$373	$293	$256	$178	$115
Ratio of Total Expenses to Average
Net Assets	0.03%[4]	—	—	—	—
Acquired Fund Fees and Expenses	0.40%	0.39%	0.37%	0.48%	0.46%[4]
Ratio of Net Investment Income to Average
Net Assets	1.96%	1.97%	1.98%	2.81%	3.92%[4]
Portfolio Turnover Rate	32%	33%	44%[5]	50%[6]	73%
1 Subscription period for the Fund was April 21, 2008, to May 2, 2008, during which time all assets were held in money market instruments. Performance measurement began May 2, 2008, at a net asset value of $20.01.
2 Calculated based on average shares outstanding.
3 Total returns do not include account service fees that may have applied in the periods shown.
4 Annualized.
5 Excludes the value of mutual fund shares delivered and received in connection with a change in the Fund’s international equity investments from Vanguard European, Pacific, and Emerging Markets Stock Index Funds to Vanguard Total
International Stock Index Fund because those transactions were effected in kind and did not cause the Fund to incur transaction costs.
6 Excludes the value of mutual fund shares delivered and received in connection with a change in the Fund’s bond investments from Vanguard Total Bond Market Index Fund to Vanguard Total Bond Market II Index Fund because those transactions were effected in kind and did not cause the Fund to incur transaction costs.

Investing With Vanguard

This section of the prospectus explains the basics of doing business with Vanguard. Vanguard fund shares can be held directly with Vanguard or indirectly through an intermediary, such as a bank, a broker, or an investment advisor. If you hold Vanguard fund shares directly with Vanguard, you should carefully read each topic within this section that pertains to your relationship with Vanguard. If you hold Vanguard fund shares indirectly through an intermediary (including shares held through a Vanguard brokerage account), please see Investing With Vanguard Through Other Firms, and also refer to your account agreement with the intermediary for information about transacting in that account. Vanguard reserves the right to change the following policies without notice. Please call or check online for current information. See

Contacting Vanguard.

For Vanguard fund shares held directly with Vanguard, each fund you hold in an account is a separate “fund account.” For example, if you hold three funds in a nonretirement account titled in your own name, two funds in a nonretirement account titled jointly with your spouse, and one fund in an individual retirement account, you have six fund accounts—and this is true even if you hold the same fund in multiple accounts. Note that each reference to “you” in this prospectus applies to any one or more registered account owners or persons authorized to transact on your account.

Purchasing Shares

Vanguard reserves the right, without notice, to increase or decrease the minimum amount required to open or maintain a fund account, or to add to an existing fund account.

Investment minimums may differ for certain categories of investors.

If you are an intermediary who would like to open and maintain an account in the Managed Payout Growth and Distribution Fund, please note that Vanguard will require your written agreement to provide certain information about fund distributions to your clients on a periodic basis. Intermediaries who establish fund accounts without a written agreement may be prevented from making additional investments in those accounts. If you are an intermediary, please call Vanguard for instructions before you open an account in the Managed Payout Growth and Distribution Fund.

Account Minimums

To open and maintain an account. $25,000.

Add to an existing account. Generally $100 (other than by Automatic Investment Plan, which has no established minimum).

How to Initiate a Purchase Request

Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your purchase request.

Online. You may open certain types of accounts, request a purchase of shares, and request an exchange through our website or our mobile application if you are registered for online access.

By telephone. You may call Vanguard to begin the account registration process or request that the account-opening forms be sent to you. You may also call Vanguard to request a purchase of shares in your account or to request an exchange. See

Contacting Vanguard.

By mail. You may send Vanguard your account registration form and check to open a new fund account. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from a transaction confirmation or your account statement), with a deposit slip (available online), or with a written request. You may also send a written request to Vanguard to make an exchange. For a list of Vanguard addresses, see Contacting Vanguard.

How to Pay for a Purchase

By electronic bank transfer. You may purchase shares of a Vanguard fund through an electronic transfer of money from a bank account. To establish the electronic bank transfer option on an account, you must designate the bank account online, complete a special form, or fill out the appropriate section of your account registration form. After the option is set up on your account, you can purchase shares by electronic bank transfer on a regular schedule (Automatic Investment Plan) or from time to time. Your purchase request can be initiated online (if you are registered for online access), by telephone, or by mail.

By wire. Wiring instructions vary for different types of purchases. Please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.

By check. You may make initial or additional purchases to your fund account by sending a check or through our mobile application if you are registered for online access. Also see How to Initiate a Purchase Request. Make your check payable to Vanguard and include the appropriate fund number (e.g., Vanguard—xx). For a list of Fund numbers (for Funds in this prospectus), see Additional Information.

By exchange. You may purchase shares of a Vanguard fund using the proceeds from the simultaneous redemption of shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by written request. See Exchanging Shares.

Trade Date

The trade date for any purchase request received in good order will depend on the day and time Vanguard receives your request, the manner in which you are paying, and the type of fund you are purchasing. Your purchase will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the New York Stock Exchange (NYSE) is open for trading (a business day).

For purchases by check into all funds other than money market funds, and for purchases by exchange, wire, or electronic bank transfer (not using an Automatic Investment Plan) into all funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the same day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the next business day.

For purchases by check into money market funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the next business day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the second business day following the day Vanguard receives the purchase request. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date for the purchase will be one business day later than for other funds.

For purchases by electronic bank transfer using an Automatic Investment Plan: Your trade date generally will be one business day before the date you designated for withdrawal from your bank account.

If your purchase request is not accurate and complete, it may be rejected. See Other Rules You Should Know—Good Order.

For further information about purchase transactions, consult our website at vanguard.com or see Contacting Vanguard.

Other Purchase Rules You Should Know

Check purchases. All purchase checks must be written in U.S. dollars and must be drawn on a U.S. bank. Vanguard does not accept cash, traveler’s checks, or money orders. In addition, Vanguard may refuse “starter checks” and checks that are not made payable to Vanguard.

New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without notice, to close your account or take such other steps as we deem reasonable.

Refused or rejected purchase requests. Vanguard reserves the right to stop selling fund shares or to reject any purchase request at any time and without notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because of a history of frequent trading by the investor or because the purchase may negatively affect a fund’s operation or performance.

Large purchases. Please call Vanguard before attempting to invest a large dollar amount.

No cancellations. Vanguard will not accept your request to cancel any purchase request once processing has begun. Please be careful when placing a purchase request.

Redeeming Shares

How to Initiate a Redemption Request

Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your redemption request.

Online. You may request a redemption of shares or request an exchange through our website or our mobile application if you are registered for online access.

By telephone. You may call Vanguard to request a redemption of shares or an exchange. See Contacting Vanguard.

By mail. You may send a written request to Vanguard to redeem from a fund account or to make an exchange. See Contacting Vanguard.

How to Receive Redemption Proceeds

By electronic bank transfer. You may have the proceeds of a fund redemption sent directly to a designated bank account. To establish the electronic bank transfer option on an account, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. After the option is set up on your account, you can redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan) or from time to time. Your redemption request can be initiated online (if you are registered for online access), by telephone, or by mail.

By wire. To receive your proceeds by wire, you may instruct Vanguard to wire your redemption proceeds ($100 minimum) to a previously designated bank account. To establish the wire redemption option, you generally must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form.

By exchange. You may have the proceeds of a Vanguard fund redemption invested directly in shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by written request. See Exchanging Shares.

By check. If you have not chosen another redemption method, Vanguard will mail you a redemption check, generally payable to all registered account owners, normally within two business days of your trade date, and generally to the address of record.

Trade Date

The trade date for any redemption request received in good order will depend on the day and time Vanguard receives your request and the manner in which you are redeeming. Your redemption will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day).

For redemptions by check, exchange, or wire: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

• Note on timing of wire redemptions from money market funds: For telephone requests received by Vanguard on a business day before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund), the redemption proceeds generally will leave Vanguard by the close of business the same day. For telephone requests received by Vanguard on a business day after those cut-off times, or on a nonbusiness day, and for all requests other than by telephone, the redemption proceeds generally will leave Vanguard by the close of business on the next business day.

• Note on timing of wire redemptions from all other funds: For requests received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the redemption proceeds generally will leave Vanguard by the close of business on the next business day. For requests received by Vanguard on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the redemption proceeds generally will leave Vanguard by the close of business on the second business day after Vanguard receives the request.

For redemptions by electronic bank transfer using an Automatic Withdrawal Plan: Your trade date generally will be the date you designated for withdrawal of funds (redemption of shares) from your Vanguard account. Proceeds of redeemed shares generally will be credited to your designated bank account two business days after your trade date. If the date you designated for withdrawal of funds from your Vanguard account falls on a weekend, holiday, or other nonbusiness day, your trade date generally will be the previous business day.

For redemptions by electronic bank transfer not using an Automatic Withdrawal Plan: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

If your redemption request is not accurate and complete, it may be rejected. If we are unable to send your redemption proceeds by wire or electronic bank transfer because the receiving institution rejects the transfer, Vanguard will make additional efforts to complete your transaction. If Vanguard is still unable to complete the transaction, we may send the proceeds of the redemption to you by check, generally payable to all registered account owners, or use your proceeds to purchase new shares of the fund from which you sold shares for the purpose of the wire or electronic bank transfer transaction. See Other Rules You Should Know—Good Order.

For further information about redemption transactions, consult our website at vanguard.com or see Contacting Vanguard.

Other Redemption Rules You Should Know

Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.

Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind—that is, in the form of securities—if we reasonably believe that a cash redemption would negatively affect the fund’s operation or performance or that the shareholder may be engaged in market-timing or frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limitations for information about Vanguard’s policies to limit frequent trading.

Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to seven calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.

Address change. If you change your address online or by telephone, there may be up to a 14-day restriction on your ability to request check redemptions online and by telephone. You can request a redemption in writing at any time. Confirmations of address changes are sent to both the old and new addresses.

Payment to a different person or address. At your request, we can make your redemption check payable, or wire your redemption proceeds, to a different person or send it to a different address. However, this generally requires the written consent of all registered account owners and may require a signature guarantee or a notarized signature. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.

No cancellations. Vanguard will not accept your request to cancel any redemption request once processing has begun. Please be careful when placing a redemption request.

Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC.

Exchanging Shares

An exchange occurs when you use the proceeds from the redemption of shares of one Vanguard fund to simultaneously purchase shares of a different Vanguard fund. You can make exchange requests online (if you are registered for online access), by telephone, or by written request. See Purchasing Shares and Redeeming Shares.

If the NYSE is open for regular trading (generally until 4 p.m., Eastern time, on a business day) at the time an exchange request is received in good order, the trade date generally will be the same day. See Other Rules You Should Know—Good Order for additional information on all transaction requests.

Vanguard will not accept your request to cancel any exchange request once processing has begun. Please be careful when placing an exchange request.

Please note that Vanguard reserves the right, without notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. See Frequent-Trading Limitations for additional restrictions on exchanges.

Frequent-Trading Limitations

Because excessive transactions can disrupt management of a fund and increase the fund’s costs for all shareholders, the board of trustees of each Vanguard fund places certain limits on frequent trading in the funds. Each Vanguard fund (other than money market funds and short-term bond funds) limits an investor’s purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account. ETF Shares are not subject to these frequent-trading limits.

For Vanguard Retirement Investment Program pooled plans, the limitations apply to exchanges made online or by telephone.

These frequent-trading limitations do not apply to the following:

• Purchases of shares with reinvested dividend or capital gains distributions.

• Transactions through Vanguard’s Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online®.

• Redemptions of shares to pay fund or account fees.

• Redemptions of shares to remove excess shareholder contributions to certain types of retirement accounts (including, but not limited to, IRAs, certain Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans).

• Transaction requests submitted by mail to Vanguard from shareholders who hold their accounts directly with Vanguard or through a Vanguard brokerage account. (Transaction requests submitted by fax, if otherwise permitted, are subject to the limitations.)

• Transfers and reregistrations of shares within the same fund.

• Purchases of shares by asset transfer or direct rollover.

• Conversions of shares from one share class to another in the same fund.

• Checkwriting redemptions.

• Section 529 college savings plans.

• Certain approved institutional portfolios and asset allocation programs, as well as trades made by Vanguard funds that invest in other Vanguard funds. (Please note that shareholders of Vanguard’s funds of funds are subject to the limitations.)

For participants in employer-sponsored defined contribution plans,* the frequent-trading limitations do not apply to:

• Purchases of shares with participant payroll or employer contributions or loan repayments.

• Purchases of shares with reinvested dividend or capital gains distributions.

• Distributions, loans, and in-service withdrawals from a plan.

• Redemptions of shares as part of a plan termination or at the direction of the plan.

• Automated transactions executed during the first six months of a participant’s enrollment in the Vanguard Managed Account Program.

• Redemptions of shares to pay fund or account fees.

• Share or asset transfers or rollovers.

• Reregistrations of shares.

• Conversions of shares from one share class to another in the same fund.

• Exchange requests submitted by written request to Vanguard. (Exchange requests submitted by fax, if otherwise permitted, are subject to the limitations.)

* The following Vanguard fund accounts are subject to the frequent-trading limitations: SEP-IRAs, SIMPLE IRAs, certain Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans.

Accounts Held by Institutions (Other Than Defined Contribution Plans)

Vanguard will systematically monitor for frequent trading in institutional clients’ accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client’s accounts the 60-day policy previously described, prohibiting a client’s purchases of fund shares, and/or revoking the client’s exchange privilege.

Accounts Held by Intermediaries

When intermediaries establish accounts in Vanguard funds for the benefit of their clients, we cannot always monitor the trading activity of the individual clients. However, we review trading activity at the intermediary (omnibus) level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary, including for the benefit of certain of the intermediary’s clients. Intermediaries also may monitor their clients’ trading activities with respect to Vanguard funds.

For those Vanguard funds that charge purchase and/or redemption fees, intermediaries will be asked to assess these fees on client accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading limitations may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading limitations. If you invest with Vanguard through an intermediary, please read that firm’s materials carefully to learn of any other rules or fees that may apply.

Other Rules You Should Know

Prospectus and Shareholder Report Mailings

Vanguard attempts to eliminate the unnecessary expense of duplicate mailings by sending just one summary prospectus (or prospectus) and/or shareholder report when two or more shareholders have the same last name and address. You may request individual prospectuses and reports by contacting our Client Services Department in writing, by telephone, or online. See Contacting Vanguard.

Vanguard.com

Registration. If you are a registered user of vanguard.com, you can review your account holdings; buy, sell, or exchange shares of most Vanguard funds; and perform most other transactions through our website. You must register for this service online.

Electronic delivery. Vanguard can deliver your account statements, transaction confirmations, prospectuses, and shareholder reports electronically. If you are a registered user of vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preferences under “Account Maintenance.” You can revoke your electronic consent at any time through our website, and we will begin to send paper copies of these documents within 30 days of receiving your revocation.

Telephone Transactions

Automatic. When we set up your account, we’ll automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.

Tele-Account®. To obtain fund and account information through Vanguard’s automated telephone service, you must first establish a Personal Identification Number (PIN) by calling Tele-Account at 800-662-6273.

Proof of a caller’s authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

• Authorization to act on the account (as the account owner or by legal documentation or other means).

• Account registration and address.

• Fund name and account number, if applicable.

• Other information relating to the caller, the account owner, or the account.

Good Order

We reserve the right to reject any transaction instructions that are not in “good order.” Good order generally means that your instructions:

• Are provided by the person(s) authorized in accordance with Vanguard’s policies and procedures to access the account and request transactions.

• Include the fund name and account number.

• Include the amount of the transaction (stated in dollars, shares, or percentage).

Written instructions also must include:

• Signature guarantees or notarized signatures, if required for the type of transaction.

(Call Vanguard for specific requirements.)

• Any supporting documentation that may be required.

The requirements vary among types of accounts and transactions. For more information, consult our website at vanguard.com or see Contacting Vanguard.

Vanguard reserves the right, without notice, to revise the requirements for good order.

Future Trade-Date Requests

Vanguard does not accept requests to hold a purchase, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Purchasing Shares, Redeeming Shares, and Exchanging Shares. Vanguard reserves the right to return future-dated purchase checks.

Accounts With More Than One Owner

If an account has more than one owner or authorized person, Vanguard generally will accept instructions from any one owner or authorized person.

Responsibility for Fraud

Vanguard will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements or other information that we provide to you. It is important that you contact Vanguard immediately about any transactions or changes to your account that you believe to be unauthorized.

Uncashed Checks

Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.

Dormant Accounts

If your account has no activity in it for a period of time, Vanguard may be required to transfer it to a state under the state’s abandoned property law.

Unusual Circumstances

If you experience difficulty contacting Vanguard online or by telephone, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.

Investing With Vanguard Through Other Firms

You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, a broker, or an investment advisor. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply.

Please see Frequent-Trading Limitations—Accounts Held by Intermediaries for information about the assessment of any purchase or redemption fees and the monitoring of frequent trading for accounts held by intermediaries.

Account Service Fee

Vanguard charges a $20 account service fee on fund accounts that have a balance below $10,000 for any reason, including market fluctuation. The account service fee applies to both retirement and nonretirement fund accounts and will be assessed on fund accounts in all Vanguard funds, regardless of a fund’s minimum initial investment amount. The fee, which will be collected by redeeming fund shares in the amount of $20, will be deducted from a fund account only once per calendar year.

If you register on vanguard.com and elect to receive electronic delivery of statements, reports, and other materials for all of your fund accounts, the account service fee for balances below $10,000 will not be charged, so long as that election remains in effect.

The account service fee also does not apply to the following:

• Money market sweep accounts owned in connection with a Vanguard Brokerage Services® account.

• Accounts held through intermediaries.

• Accounts held by Voyager, Voyager Select, and Flagship clients. Eligibility is based on total household assets held at Vanguard, with a minimum of $50,000 to qualify for Vanguard Voyager Services®, $500,000 for Vanguard Voyager Select Services®, and $1 million for Vanguard Flagship Services®. Vanguard determines eligibility by aggregating assets of all qualifying accounts held by the investor and immediate family members who reside at the same address. Aggregate assets include investments in Vanguard mutual funds, Vanguard ETFs®, certain annuities through Vanguard, the Vanguard 529 Plan, and certain small-business accounts. Assets in employer-sponsored retirement plans for which Vanguard provides recordkeeping services may be included in determining eligibility if the investor also has a personal account holding Vanguard mutual funds. Note that assets held in a Vanguard Brokerage Services account (other than Vanguard funds, including Vanguard ETFs) are not included when determining a household’s eligibility.

• Participant accounts in employer-sponsored defined contribution plans.* Please consult your enrollment materials for the rules that apply to your account.

• Section 529 college savings plans.

* The following Vanguard fund accounts have alternative fee structures: SIMPLE IRAs, certain Individual 403(b)(7) Custodial Accounts, Vanguard Retirement Investment Program pooled plans, and Vanguard Individual 401(k) Plans.

Low-Balance Accounts

The Fund reserves the right to liquidate a fund account whose balance falls below the minimum initial investment for any reason, including market fluctuation. This policy applies to nonretirement fund accounts and accounts that are held through intermediaries.

Right to Change Policies

In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right, without notice, to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, service, or privilege at any time; (2) accept initial purchases by telephone; (3) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners, or if Vanguard reasonably believes a fraudulent transaction may occur or has occurred; (4) temporarily freeze any account and/or suspend account services upon initial notification to Vanguard of the death of the shareholder until Vanguard receives required documentation in good order; (5) alter, impose, discontinue, or waive any purchase fee, redemption fee, account service fee, or other fees charged to a group of shareholders; and (6) redeem an account or suspend account privileges, without the owner’s permission to do so, in cases of threatening conduct or activity Vanguard believes to be suspicious, fraudulent, or illegal. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, Vanguard reasonably believes they are deemed to be in the best interest of a fund.

Fund and Account Updates

Confirmation Statements

We will send (or provide through our website, whichever you prefer) a confirmation of your trade date and the amount of your transaction when you buy, sell, or exchange shares. However, we will not send confirmations reflecting only checkwriting redemptions or the reinvestment of dividend or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on a confirmation statement, or Vanguard will consider the transaction properly processed.

Portfolio Summaries

We will send (or provide through our website, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, and transfers for the current calendar quarter. Promptly review each summary that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary, or Vanguard will consider the transaction properly processed.

Tax Information Statements

For most accounts, we are required to provide annual tax forms to assist you in preparing your income tax returns. These forms, which are generally mailed in January, will report the previous year’s dividends, capital gains distributions, proceeds from the sale of shares from taxable accounts, and distributions from IRAs and other retirement plans. Registered users of vanguard.com can also view these forms through our website. Vanguard may also provide you with additional tax-related documentation. For more information, consult our website at vanguard.com or see Contacting Vanguard.

Annual and Semiannual Reports

We will send (or provide through our website, whichever you prefer) reports about Vanguard Managed Payout Funds twice a year, in February and August. These reports include overviews of the financial markets and provide the following specific Fund information:

  Performance assessments and comparisons with industry benchmarks.
  Reports from the advisor.
  Financial statements with listings of Fund holdings.

Portfolio Holdings

We generally post on our website at vanguard.com, in the Portfolio section of the Fund’s Portfolio & Management page, a detailed list of the securities held by the Fund as of the end of the most recent calendar quarter. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We also generally post the ten largest stock portfolio holdings of the Fund and the percentage of the Fund’s total assets that each of these holdings represents, as of the end of the most recent calendar quarter. This list is generally updated within 15 calendar days after the end of each calendar quarter. Please consult the Fund’s Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.

Contacting Vanguard

Web
Vanguard.com	For the most complete source of Vanguard news
For fund, account, and service information
For most account transactions
For literature requests
24 hours a day, 7 days a week

Phone
Vanguard Tele-Account® 800-662-6273	For automated fund and account information
(ON-BOARD)	Toll-free, 24 hours a day, 7 days a week
Investor Information 800-662-7447 (SHIP)	For fund and service information
(Text telephone for people with hearing	For literature requests
impairment at 800-749-7273)	Hours of operation: Monday–Friday, 8 a.m. to 10 p.m.,
Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
Client Services 800-662-2739 (CREW)	For account information
(Text telephone for people with hearing	For most account transactions
impairment at 800-749-7273)	Hours of operation: Monday–Friday, 8 a.m. to 10 p.m.,
Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
Institutional Division	For information and services for large institutional investors
888-809-8102	Hours of operation: Monday–Friday, 8:30 a.m. to 9 p.m.,
Eastern time
Financial Advisor and Intermediary Sales	For information and services for financial intermediaries
Support 800-997-2798	including financial advisors, broker-dealers, trust institutions, and insurance companies
Hours of operation: Monday–Friday, 8:30 a.m. to 7 p.m.,
Eastern time

Vanguard Addresses

Please be sure to use the correct address. Use of an incorrect address could delay the processing of your transaction.

Regular Mail (Individuals)	The Vanguard Group
P.O. Box 1110
Valley Forge, PA 19482-1110
Regular Mail (Institutions)	The Vanguard Group
P.O. Box 2900
Valley Forge, PA 19482-2900
Registered, Express, or Overnight	The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815

Additional Information

	Inception	Suitable	Newspaper	Vanguard	CUSIP
	Date	for IRAs	Abbreviation	Fund Number	Number
Managed Payout Growth and	5/2/2008	Yes MgdPayGr&D		1498	92205M200
Distribution Fund

CFA® is a trademark owned by CFA Institute.

Glossary of Investment Terms

Absolute Return Investing. An investment strategy seeking capital appreciation that is independent of stock market returns.

Acquired Fund. Any mutual fund, business development company, closed-end investment company, or other pooled investment vehicle whose shares are owned by a fund.

Barclays U.S. Aggregate Bond Index. An index that is the broadest representation of the taxable U.S. bond market, including most Treasury, agency, corporate, mortgage-backed, asset-backed, and international dollar-denominated issues, all with investment-grade ratings (rated Baa3 or above by Moody’s) and maturities of one year or more.

Bond. A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and generally to make regular interest payments until that date.

Borrowing Expenses on Securities Sold Short. A fee charged by a fund’s broker when a fund sells a stock short. This fee is calculated on a daily basis, based upon the market value of the stock sold short and a variable rate that is dependent upon the availability of the stock.

Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Cash Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker’s acceptances.

Commodities. Bulk goods or raw materials, such as agricultural products, livestock, precious metals, energy products, and industrial metals. Commodities can be purchased for immediate delivery (“on the spot”) or delivery on a future date under a standardized agreement.

Commodity Futures Contract. A legally binding agreement for the purchase or sale of a specified type and quantity of a commodity during a stated delivery month for a fixed price.

Common Stock. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company’s profits, some of which may be paid out as dividends.

Correlation. The relationship between two variables, such as the relationship between the prices of stocks and bonds. Investments that are positively correlated have prices that tend to move in the same direction at the same time. Investments that are negatively correlated have prices that tend to move in opposite directions at the same time.

Dividend Expenses on Securities Sold Short. The amount of money that a fund is required to pay to a lender of stock that the fund has sold short when a dividend has been declared on the stock.

Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund’s investments.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Face Value. The amount to be paid at a bond’s maturity; also known as the par value or principal.

Fixed Income Security. An investment, such as a bond, representing a debt that must be repaid by a specified date, and on which the borrower must pay a fixed, variable, or floating rate of interest.

Float-Adjusted Index. An index that weights its constituent securities based on the value of the constituent securities that are available for public trading, rather than the value of all constituent securities. Some portion of an issuer’s securities may be unavailable for public trading because, for example, those securities are owned by company insiders on a restricted basis or by a government agency. By excluding unavailable securities, float-adjusted indexes can produce a more accurate picture of the returns actually experienced by investors in the measured market.

FTSE All-World Index. An index that tracks approximately 2,900 large- and mid-capitalization stocks in countries around the world, including both developed and emerging markets.

Fund of Funds. A mutual fund that pursues its objective by investing in other mutual funds.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.

Investment-Grade Bond. A debt security whose credit quality is considered by independent bond-rating agencies, or through independent analysis conducted by a fund’s advisor, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Debt securities rated in one of the four highest rating categories are considered investment-grade. Other debt securities may be considered by an advisor to be investment-grade.

Managed Payout Growth and Distribution Composite Index. An index weighted 15% FTSE Global All Cap ex US Index and 35% CRSP US Total Market Index (15% MSCI ACWI ex USA IMI Index and 35% MSCI US Broad Market Index through June 2, 2013; 50% FTSE All-World Index through December 31, 2010); 15% Barclays U.S. Aggregate Float Adjusted Index (15% Barclays U.S. Aggregate Bond Index through December 31, 2009); 15% Citigroup Three-Month U.S. Treasury Bill Index; 10% Dow Jones-UBS Commodity Index; and 10% MSCI US REIT Index (adjusted to include a 2% cash position through April 30, 2009).

Market Neutral Investing. An investment strategy designed to produce a portfolio that is neutral with respect to general stock market risk. The goal of market neutral investing is to generate returns that are independent of the returns and direction of the general stock market (called beta) and driven largely by the value added by the advisor’s skill in selecting mispriced stocks (called alpha). Market neutral investing is often implemented through a long/short portfolio of investments in publicly traded stocks.

Median Market Capitalization. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

MSCI ACWI Equity Investable Market Index. An index designed to measure the performance of stocks of companies located in developed and emerging markets across size, style, and sector segments.

Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

Nominal Return. The total return of an investment without taking into account the expected impact of inflation.

Principal. The face value of a debt instrument or the amount of money put into an investment.

Record Date. The date used to determine who is eligible to receive a fund’s next distribution of dividends or capital gains.

Real Return. The total return of an investment when reduced to take into account the expected impact of inflation.

Return of Capital. A return of all or part of your original investment in a fund. In general, return of capital reduces your cost basis in a fund’s shares and is not taxable to you until your cost basis has been reduced to zero.

Short Sale. A transaction in which a fund sells a stock it does not own and then borrows the stock from a lender in order to settle the transaction. Funds engage in short sales when they believe that the price of the stock will decline or underperform.

Total Return. A percentage change, over a specified time period, in a mutual fund’s net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund’s volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.

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P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

For More Information	If you are a current Vanguard shareholder and would

If you would like more information about Vanguard	like information about your account, account

Managed Payout Funds, the following documents are	transactions, and/or account statements, please call:

available free upon request:
Client Services Department

Annual/Semiannual Reports to Shareholders	Telephone: 800-662-2739 (CREW)

Additional information about the Funds’ investments is	Text telephone for people with hearing impairment:

available in the Funds’ annual and semiannual reports	800-749-7273

to shareholders. In the annual report, you will find a
Information Provided by the Securities and
discussion of the market conditions and investment
Exchange Commission (SEC)
strategies that significantly affected the Funds’
You can review and copy information about the Funds
performance during their last fiscal year.
(including the SAI) at the SEC’s Public Reference Room

Statement of Additional Information (SAI)	in Washington, DC. To find out more about this public

The SAI provides more detailed information about	service, call the SEC at 202-551-8090. Reports and

the Funds and is incorporated by reference into (and	other information about the Funds are also available in

thus legally a part of) this prospectus.	the EDGAR database on the SEC’s website at

www.sec.gov, or you can receive copies of this
To receive a free copy of the latest annual or semiannual
information, for a fee, by electronic request at the
report or the SAI, or to request additional information
following e-mail address: publicinfo@sec.gov, or by
about the Funds or other Vanguard funds, please visit
writing the Public Reference Section, Securities and
vanguard.com or contact us as follows:
Exchange Commission, Washington, DC 20549-1520.

The Vanguard Group
Funds’ Investment Company Act file number: 811-58431
Investor Information Department

P.O. Box 2600

Valley Forge, PA 19482-2600

Telephone: 800-662-7447 (SHIP)

Text telephone for people with hearing impairment:

800-749-7273

© 2013 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

P 1497 082013

COMBINED INFORMATION STATEMENT/PROSPECTUS

TABLE OF CONTENTS

INTRODUCTION
Proposal Summary	COVER

OVERVIEW	x
The Proposed Reorganization	x
Investment Objectives, Strategies, and Risks of Each Fund	x
Investment Advisor	x
Service Arrangements	x
Purchase, Redemption, Exchange, and Conversion Information	x
Distribution Schedules
Tax-Free Reorganization	x
Fees and Expenses	x
Portfolio Turnover	x

INVESTMENT PRACTICES AND RISK CONSIDERATIONS	x
Investment Objective	x
Primary Investment Strategies	x
Primary Risks	x
Other Investment Policies and Risks	x
Managed Distribution Policies	x
Proposed Distributions Upon Completion of the Merger	x
Comparison of Investment Objectives, Investment Strategies and Risks	x
Investment Advisor and Portfolio Managers	x
Comparison of Fundamental Investment Restrictions	x
Investment Performance of the Funds	x
Share Price	x
Purchases, Redemptions and Exchanges of Fund Shares; Other
Shareholder Information	x
Payments to Financial Intermediaries	x
Advisory Arrangements	x
Dividends, Capital Gains, and Taxes	x

Frequent-Trading Limitations	x

Consolidated Financial Highlights	x
Information About the Reorganization	x

ADDITIONAL INFORMATION ABOUT THE FUNDS	x

Form of Organization	x
Trustees	x
Voting Rights	x
Independent Auditor	x
Service Agreements	x

GENERAL INFORMATION	x
Annual/Semiannual Reports	x
Principal Shareholders	x
Other Matters	x
Obtaining Information From the SEC	x

APPENDIX A

AGREEMENT AND PLAN OF REORGANIZATION	A-1

GROWTH AND DISTRIBUTION FUND PROSPECTUS

PART B

STATEMENT OF ADDITIONAL INFORMATION

Vanguard Managed Payout Growth Focus Fund
A Series of Vanguard Valley Forge Funds
P.O. Box 2600
Valley Forge, Pennsylvania 19482
800-662-7447

Vanguard Managed Payout Distribution Focus Fund
A Series of Vanguard Valley Forge Funds
P.O. Box 2600
Valley Forge, Pennsylvania 19482
800-662-7447

Vanguard Managed Payout Growth and Distribution Fund
A Series of Vanguard Municipal Bond Funds
P.O. Box 2900
Valley Forge, Pennsylvania 19482
800-662-7447

The date of this Statement of Additional Information is [________], 2013

This Statement of Additional Information (“SAI”) is not a prospectus, but should be read in conjunction with the Information Statement and Prospectus dated [________], 2013 for use in connection with the reorganization of Vanguard Managed Payout Growth Focus Fund (“Growth Fund”), Vanguard Managed Payout Distribution Focus Fund (“Distribution Fund”) and Vanguard Managed Payout Growth and Distribution Fund (“Growth and Distribution Fund, collectively with Growth Fund and Distribution Fund, the “Funds”). A copy of the Information Statement and Prospectus may be obtained without charge by calling Vanguard at 800-662-7447 or writing Vanguard at P.O. Box 2600, Valley Forge, PA 19482-2600.

This SAI relates specifically to the proposed reorganization of the Growth Fund and Distribution Fund with and into the Growth and Distribution Fund. The SAI consists of this cover page, the pro forma financial statements on the following pages and the following described documents, each of which are attached hereto and hereby incorporated by reference.

(1) The Funds’ prospectus dated August 12, 2013, as supplemented (Accession Number 0000932471-13-007645);

(2) The Statement of Additional Information for the Funds dated August 12, 2013, as supplemented (Accession Number 0000932471-13-007645);

(3) Audited financial statements for the Funds for the year ended December 31, 2012 (Accession Number 0000932471-13-005777);

(4) Unaudited financial statements for the Funds for the period ended June 30, 2013 (Accession Number 0000932471-13-008053); and

(5) Pro Forma Financial Statements.

Managed Payout Growth Focus Fund

Consolidated Financial Statements (unaudited)

Consolidated Statement of Net Assets
As of June 30, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Investment Companies (92.1%)
U.S. Stock Funds (55.4%)
Vanguard Total Stock Market Index Fund Investor Shares	1,231,412	49,613
Vanguard REIT Index Fund Investor Shares	220,473	5,036
		54,649
International Stock Fund (26.7%)
Vanguard Total International Stock Index Fund Investor Shares	1,796,885	26,378

U.S. Bond Fund (4.0%)
Vanguard Intermediate-Term Investment-Grade Fund Investor Shares	404,872	3,960

International Bond Fund (1.0%)
Vanguard Total International Bond Index Fund Investor Shares	100,101	987

Market Neutral Fund (5.0%)
Vanguard Market Neutral Fund Investor Shares	462,522	4,916
Total Investment Companies (Cost $83,029)		90,890
Temporary Cash Investments (6.5%)[1]

Money Market Fund (0.0%)
2	Vanguard Market Liquidity Fund, 0.127%	3,592	4

		Face
		Amount
		($000)

U.S. Government and Agency Obligations (6.5%)
[3,4]	Federal Home Loan Bank Discount Notes, 0.070%, 7/12/13	798	798
[3,4]	Federal Home Loan Bank Discount Notes, 0.080%, 8/2/13	100	100
3	United States Treasury Note/Bond, 1.000%, 7/15/13	1,360	1,361
3	United States Treasury Note/Bond, 3.375%, 7/31/13	1,250	1,253
3	United States Treasury Note/Bond, 4.250%, 8/15/13	1,522	1,530
3	United States Treasury Note/Bond, 3.125%, 8/31/13	443	445
3	United States Treasury Note/Bond, 0.750%, 9/15/13	894	895

			6,382

Total Temporary Cash Investments (Cost $6,386)			6,386

Total Investments (98.6%) (Cost $89,415)			97,276

			Market
			Value
			($000)
Other Assets and Liabilities (1.4%)
Other Assets			1,900
Liabilities			(558)
			1,342
Net Assets (100%)
Applicable to 5,043,033 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)			98,618
Net Asset Value Per Share			$19.56

At June 30, 2013, net assets consisted of:
			Amount
			($000)
Paid-in Capital			95,672
Overdistributed Net Investment Income			(1,358)
Accumulated Net Realized Losses			(3,557)
Unrealized Appreciation (Depreciation)
Investment Securities			7,861
Swap Contracts			—

Net Assets	98,618

See Note A in Notes to Financial Statements.
1 The fund invests a portion of its assets in commodities through its investment in Vanguard MPF Portfolio I, a wholly owned subsidiary of the fund. After giving effect to swap investments, the fund’s effective commodity and temporary cash investment positions represent
7.9% and -1.4%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Security is owned by the Vanguard MPF Portfolio I, which is a wholly owned subsidiary of the Managed Payout Growth Focus Fund.
4 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
See accompanying Notes, which are an integral part of the Financial Statements.

Consolidated Statement of Operations

Six Months Ended
June 30, 2013
($000)
Investment Income
Income
Income Distributions Received	894
Interest	5
Total Income	899
Expenses—Note B
Management and Administrative	15
Total Expenses	15
Net Investment Income	884
Realized Net Gain (Loss)
Capital Gain Distributions Received	39
Investment Securities Sold	777
Swap Contracts	(844)
Realized Net Gain (Loss)	(28)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	4,163
Swap Contracts	1
Change in Unrealized Appreciation (Depreciation)	4,164
Net Increase (Decrease) in Net Assets Resulting from Operations	5,020

See accompanying Notes, which are an integral part of the Financial Statements.

Consolidated Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	884	1,376
Realized Net Gain (Loss)	(28)	378
Change in Unrealized Appreciation (Depreciation)	4,164	6,415
Net Increase (Decrease) in Net Assets Resulting from Operations	5,020	8,169
Distributions
Net Investment Income	(1,198)	(1,747)
Realized Capital Gain	—	—
Total Distributions	(1,198)	(1,747)
Capital Share Transactions
Issued	30,053	26,762
Issued in Lieu of Cash Distributions	712	992
Redeemed	(11,566)	(20,236)
Net Increase (Decrease) from Capital Share Transactions	19,199	7,518
Total Increase (Decrease)	23,021	13,940
Net Assets
Beginning of Period	75,597	61,657
End of Period[1]	98,618	75,597

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($1,358,000) and ($205,000).

See accompanying Notes, which are an integral part of the Financial Statements.

Consolidated Financial Highlights

	Six Months					April 21,
	Ended					2008[1] to
			Year Ended December 31,
For a Share Outstanding	June 30,					Dec. 31,
Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$18.60	$16.86	$17.53	$15.97	$13.15	$20.00
Investment Operations
Net Investment Income	.205	.375	.326	.298	.372	.394 [2]
Capital Gain Distributions Received	.009	.016	.012	.024	.006	.072 [2]
Net Realized and Unrealized Gain (Loss)
on Investments	1.004	1.821	(.552)	1.919	2.936	(6.916)
Total from Investment Operations	1.218	2.212	(.214)	2.241	3.314	(6.450)
Distributions
Dividends from Net Investment Income	(.258)	(.472)	(.342)	(.681)	(.494)	—
Distributions from Realized Capital Gains	—	—	—	—	—	—
Return of Capital	—	—	(.114)	—	—	(.400)
Total Distributions	(.258)	(.472)	(.456)	(.681)	(.494)	(.400)
Net Asset Value, End of Period	$19.56	$18.60	$16.86	$17.53	$15.97	$13.15
Total Return	6.54%	13.24%	-1.27%	14.43%	25.90%	-32.62%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$99	$76	$62	$61	$47	$36
Ratio of Total Expenses to
Average Net Assets	0.03%	0.03%[3]	—	—	—	—
Acquired Fund Fees and Expenses	0.25%	0.32%	0.32%	0.36%	0.53%	0.48%[3]
Ratio of Net Investment Income to
Average Net Assets	2.05%	2.06%	1.87%	1.79%	2.66%	3.52%[3]
Portfolio Turnover Rate	31%	50%	52%	49%[4]	60%[5]	68%

The expense ratio, acquired fund fees and expenses, net income ratio, and turnover rate for the current period have been annualized.

1 Subscription period for the fund was April 21, 2008, to May 2, 2008, during which time all assets were held in money market instruments. Performance measurement began May 2, 2008, at a net asset value of $20.01.

2 Calculated based on average shares outstanding. 3 Annualized.

4 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s international equity investments from Vanguard European, Pacific, and Emerging Markets Stock Index Funds to Vanguard Total International Stock Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

5 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s bond investments from Vanguard Total Bond Market Index Fund to Vanguard Total Bond Market II Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

Notes to Consolidated Financial Statements

Vanguard Managed Payout Growth Focus Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund combines a managed distribution policy with a strategy to invest across a wide spectrum of asset classes and investments that are expected to add diversification and result in a more consistent return pattern than a traditional balanced portfolio of stocks, bonds, and cash. Financial statements and other information about each underlying fund are available on vanguard.com.

The Consolidated Financial Statements include Vanguard MPF Portfolio I (“the subsidiary”), a sub-fund of Vanguard Investments Select Series I PLC. The subsidiary is an Irish-domiciled wholly owned subsidiary that is organized to effect certain commodity-linked investments on behalf of the fund, consistent with the fund’s investment objectives and policies. The commodity-linked investments and other investments held by the subsidiary are subject to the same risks that apply to similar investments if held directly by the fund. As of June 30, 2013, the fund held $7,739,000 in the subsidiary, representing 7.8% of the fund’s net assets. All inter-fund transactions and balances (including the fund’s investment in the subsidiary) have been eliminated, and the Consolidated Financial Statements include all investments and other accounts of the subsidiary as if held directly by the fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments in underlying Vanguard funds are valued at the net asset value of each fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Swap Contracts: The fund gains exposure to commodities through the subsidiary’s investment in swaps that earn the total return on a specified commodity index. Under the terms of the swaps, the subsidiary receives the total return (either receiving the increase or paying the decrease) on a reference index, applied to a notional amount. In return, the subsidiary agrees to pay the counterparty a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount. At the same time, the subsidiary invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.

The notional amounts of swap contracts are not recorded in the Consolidated Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded as unrealized appreciation (depreciation) until periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded.

The primary risk associated with swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the subsidiary. The subsidiary’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The subsidiary mitigates its counterparty risk by entering into swaps only with a diverse group of pre-qualified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the event of a counterparty’s default (including bankruptcy), the subsidiary may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the subsidiary under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the subsidiary’s net assets decline below a certain level, triggering a payment by the subsidiary if the subsidiary is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the subsidiary has pledged. Any securities pledged as collateral for open contracts are noted in the Consolidated Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

During the six months ended June 30, 2013, the subsidiary’s average amount of total return swaps represented 8% of the fund’s net assets, based on quarterly average notional amounts.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The subsidiary is classified as a foreign corporation for U.S. tax purposes, and, because it does not carry on a U.S. trade or business, is not subject to U.S. tax. In addition, the subsidiary is not subject to Irish income tax. The subsidiary will distribute its earnings and profits to the fund each year, and such income will be qualifying income to the fund. Management has analyzed the fund’s tax positions taken for all open federal income tax years (December 31, 2009–2012) and for the period ended June 30, 2013, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions are determined based on a specified percentage payout rate of 3% of the fund’s average net asset value. The monthly distribution rate is reset annually based on changes in the fund’s average net asset value. Effective January 1, 2013, the monthly distribution rate is $.0430 per share. Distributions to shareholders are recorded on the ex-dividend date. Distributions declared by the fund are reallocated at fiscal year-end to ordinary income, capital gain, and return of capital to reflect their tax character.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the period ended June 30, 2013, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

Vanguard Group (Ireland) Limited provides corporate management and administrative services and pays for all other operating expenses of the subsidiary, in return for a fee calculated at an annual percentage rate of the subsidiary’s average net assets.

The subsidiary’s expenses are reflected in the Consolidated Statement of Operations and in the Ratio of Expenses to Average Net Assets in the Consolidated Financial Highlights. Expenses of Vanguard mutual funds in which the fund invests are reflected in the Acquired Fund Fees and Expenses in the Consolidated Financial Highlights.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s consolidated investments as of June 30, 2013, based on the inputs used to value them:

			Level 1		Level 2	Level 3
Investments			($000)		($000)	($000)
Investment Companies			90,890		—	—
Temporary Cash Investments			4		6,382	—
Total			90,894		6,382	—

D. At June 30, 2013, the subsidiary had the following open total return swap contracts:

					Floating	Unrealized
				Notional	Interest Rate	Appreciation
	Termination			Amount	Received	(Depreciation)
Reference Entity	Date	Counterparty[1]		($000)	(Paid)[2]	($000)
Credit Suisse Custom 34
Total Return Index	7/31/13	CS		7,826	(0.39%)	—
1 CS—Credit Suisse International.
2 Based on three-month U.S. Treasury bill rate plus fixed fee of 0.33%.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary.

Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Realized and unrealized gains (losses) on certain of the subsidiary’s swap contracts and other investments are treated as ordinary income (loss) for tax purposes. Short-term capital gain distributions received from the funds in which the fund invests are treated as ordinary income for tax purposes. Realized losses of $844,000 on swap contracts, and $5,000 of short-term capital gain distributions received have been reclassified from accumulated net realized losses to overdistributed net investment income.

The fund’s taxable income and capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at December 31, 2012, the subsidiary had net investment losses of $205,000; these losses may be carried forward to offset future taxable income of the subsidiary, but may not be used directly to offset other taxable income of the fund. The fund had available capital losses totaling $4,368,000 to offset future net capital gains of $1,244,000 through December 31, 2017, and $3,124,000 through December 31, 2018. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending December 31, 2013; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At June 30, 2013, the cost of investment securities for tax purposes was $89,415,000. Net unrealized appreciation of investment securities for tax purposes was $7,861,000, consisting of unrealized gains of $10,300,000 on securities that had risen in value since their purchase and $2,439,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended June 30, 2013, the fund purchased $29,853,000 of investment securities and sold $13,568,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2013	December 31, 2012
	Shares	Shares
	(000)	(000)
Issued	1,529	1,479
Issued in Lieu of Cash Distributions	36	55
Redeemed	(586)	(1,128)
Net Increase (Decrease) in Shares Outstanding	979	406

H.	In preparing the financial statements as of June 30, 2013, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Managed Payout Distribution Focus Fund

Consolidated Financial Statements (unaudited)

Consolidated Statement of Net Assets
As of June 30, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Investment Companies (92.1%)
U.S. Stock Funds (37.8%)
	Vanguard Total Stock Market Index Fund Investor Shares	5,925,923	238,755
	Vanguard REIT Index Fund Investor Shares	1,597,534	36,488
			275,243
International Stock Fund (19.2%)
	Vanguard Total International Stock Index Fund Investor Shares	9,519,450	139,745
U.S. Bond Funds (14.1%)
1	Vanguard Total Bond Market II Index Fund Investor Shares	6,253,475	66,224
	Vanguard Intermediate-Term Investment-Grade Fund Investor Shares	3,742,303	36,600
			102,824
International Bond Fund (6.0%)
	Vanguard Total International Bond Index Fund Investor Shares	4,454,513	43,921
Market Neutral Fund (15.0%)
	Vanguard Market Neutral Fund Investor Shares	10,304,853	109,541
Total Investment Companies (Cost $609,857)			671,274
Temporary Cash Investments (6.3%)[2]
Money Market Fund (0.1%)
1	Vanguard Market Liquidity Fund, 0.127%	387,207	387
		Face
		Amount
		($000)
U.S. Government and Agency Obligations (6.2%)
[3,4] Federal Home Loan Bank Discount Notes, 0.070%, 7/12/13		6,159	6,159
[3,4] Federal Home Loan Bank Discount Notes, 0.080%, 8/2/13		2,144	2,144
3	United States Treasury Note/Bond, 1.000%, 7/15/13	8,872	8,875
3	United States Treasury Note/Bond, 3.375%, 7/31/13	9,750	9,776
3	United States Treasury Note/Bond, 4.250%, 8/15/13	10,090	10,142

3	United States Treasury Note/Bond, 3.125%, 8/31/13	3,446	3,464
3	United States Treasury Note/Bond, 0.750%, 9/15/13	4,905	4,912
			45,472
Total Temporary Cash Investments (Cost $45,864)			45,859
Total Investments (98.4%) (Cost $655,721)			717,133

			Market
			Value
			($000)
Other Assets and Liabilities (1.6%)
Other Assets			15,000
Liabilities			(3,683)
			11,317
Net Assets (100%)
Applicable to 48,780,441 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)			728,450
Net Asset Value Per Share			$14.93
At June 30, 2013, net assets consisted of:
			Amount
			($000)
Paid-in Capital			686,696
Overdistributed Net Investment Income			(25,117)
Accumulated Net Realized Gains			5,459
Unrealized Appreciation (Depreciation)
Investment Securities			61,412
Swap Contracts			—
Net Assets			728,450

See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market
Liquidity Fund is the 7-day yield.
2 The fund invests a portion of its assets in commodities through its investment in Vanguard MPF Portfolio III, a wholly owned subsidiary of the fund. After giving effect to swap investments, the fund’s effective commodity and temporary cash investment positions represent 7.9%
and –1.6%, respectively, of net assets.
3 Security is owned by the Vanguard MPF Portfolio III, which is a wholly owned subsidiary of the Managed Payout Distribution Focus Fund.
4 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
See accompanying Notes, which are an integral part of the Financial Statements.

Consolidated Statement of Operations

Six Months Ended
June 30, 2013
($000)
Investment Income
Income
Income Distributions Received	5,687
Interest	27
Total Income	5,714
Expenses—Note B
Management and Administrative	112
Total Expenses	112
Net Investment Income	5,602
Realized Net Gain (Loss)
Capital Gain Distributions Received	361
Investment Securities Sold	5,617
Swap Contracts	(6,122)
Realized Net Gain (Loss)	(144)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	20,277
Swap Contracts	10
Change in Unrealized Appreciation (Depreciation)	20,287
Net Increase (Decrease) in Net Assets Resulting from Operations	25,745

Consolidated Statement of Changes in Net Assets

Six Months Ended	Year Ended
June 30,	December 31,
2013	2012
($000)	($000)

Increase (Decrease) in Net Assets
Operations

Net Investment Income	5,602	10,262
Realized Net Gain (Loss)	(144)	3,842
Change in Unrealized Appreciation (Depreciation)	20,287	32,344
Net Increase (Decrease) in Net Assets Resulting from Operations	25,745	46,448
Distributions
Net Investment Income	(23,152)	(11,713)
Realized Capital Gain[1]	—	(2,876)
Return of Capital	—	(25,437)
Total Distributions	(23,152)	(40,026)
Capital Share Transactions
Issued	163,788	198,550
Issued in Lieu of Cash Distributions	6,579	13,418
Redeemed	(49,290)	(68,740)
Net Increase (Decrease) from Capital Share Transactions	121,077	143,228
Total Increase (Decrease)	123,670	149,650
Net Assets
Beginning of Period	604,780	455,130
End of Period[2]	728,450	604,780

1 Includes fiscal 2012 short-term gain distributions totaling $1,604,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($25,117,000) and ($1,495,000).

See accompanying Notes, which are an integral part of the Financial Statements.

Consolidated Financial Highlights

	Six Months					April 21,
	Ended					2008[1] to
For a Share Outstanding	June 30,			Year Ended December 31,		Dec. 31,
Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$14.81	$14.57	$16.53	$15.60	$13.84	$20.00
Investment Operations
Net Investment Income	.125 [2]	.277	.339[2]	.336[2]	.433 [2]	.448 [2]
Capital Gain Distributions Received	.008 [2]	.030	.051[2]	.080[2]	.010 [2]	.084[2]
Net Realized and Unrealized Gain

(Loss)
on Investments	.503	1.029	(.082)	1.581	2.497	(5.758)
Total from Investment Operations	.636	1.336	.308	1.997	2.940	(5.226)
Distributions
Dividends from Net Investment Income	(.516)	(.324)	(.157)	(.755)	(.709)	—
Distributions from Realized Capital
Gains	—	(.075) [3]	(.217) [4]	—	—	—
Return of Capital	—	(.697)	(1.894)	(.312)	(.471)	(.934)
Total Distributions	(.516)	(1.096)	(2.268)	(1.067)	(1.180)	(.934)
Net Asset Value, End of Period	$14.93	$14.81	$14.57	$16.53	$15.60	$13.84
Total Return	4.27%	9.39%	1.84%	13.43%	22.56%	-26.80%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$728	$605	$455	$337	$190	$89
Ratio of Total Expenses to
Average Net Assets	0.03%	0.03%[5]	—	—	—	—
Acquired Fund Fees and Expenses	0.37%	0.48%	0.42%	0.38%	0.45%	0.45%[5]
Ratio of Net Investment Income to
Average Net Assets	1.79%	1.90%	2.07%	2.14%	3.02%	4.01%[5]
Portfolio Turnover Rate	29%	33%	43%	47%[6]	48%[7]	82%

The expense ratio, acquired fund fees and expenses, net income ratio, and turnover rate for the current period have been annualized.

1 Subscription period for the fund was April 21, 2008, to May 2, 2008, during which time all assets were held in money market instruments. Performance measurement began May 2, 2008, at a net asset value of $20.01.

2 Calculated based on average shares outstanding.

3 Includes $.031 from long-term capital gains and $.044 from short-term capital gains. Short-term gain distributions are treated as ordinary income for tax purposes.

4 Includes $.178 from long-term capital gains and $.039 from short-term capital gains. Short-term gain distributions are treated as ordinary income for tax purposes.

5 Annualized.

6 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s international equity investments from Vanguard European, Pacific, and Emerging Markets Stock Index Funds to Vanguard Total International Stock Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

7 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s bond investments from Vanguard Total Bond Market Index Fund to Vanguard Total Bond Market II Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

Notes to Consolidated Financial Statements

Vanguard Managed Payout Distribution Focus Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund combines a managed distribution policy with a strategy to invest across a wide spectrum of asset classes and investments that are expected to add diversification and result in a more consistent return pattern than a traditional balanced portfolio of stocks, bonds, and cash. Financial statements and other information about each underlying fund are available on vanguard.com.

The Consolidated Financial Statements include Vanguard MPF Portfolio III (“the subsidiary”), a sub-fund of Vanguard Investments Select Series I PLC. The subsidiary is an Irish-domiciled wholly owned subsidiary that is organized to effect certain commodity-linked investments on behalf of the fund, consistent with the fund’s investment objectives and policies. The commodity-linked investments and other investments held by the subsidiary are subject to the same risks that apply to similar investments if held directly by the fund. As of June 30, 2013, the fund held $56,995,000 in the subsidiary, representing 7.8% of the fund’s net assets. All inter-fund transactions and balances (including the fund’s investment in the subsidiary) have been eliminated, and the Consolidated Financial Statements include all investments and other accounts of the subsidiary as if held directly by the fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments in underlying Vanguard funds are valued at the net asset value of each fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Swap Contracts: The fund gains exposure to commodities through the subsidiary’s investment in swaps that earn the total return on a specified commodity index. Under the terms of the swaps, the subsidiary receives the total return (either receiving the increase or paying the decrease) on a reference index, applied to a notional amount. In return, the subsidiary agrees to pay the counterparty a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount. At the same time, the subsidiary invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.

The notional amounts of swap contracts are not recorded in the Consolidated Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded as unrealized appreciation (depreciation) until periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded.

The primary risk associated with swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the subsidiary. The subsidiary’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The subsidiary mitigates its counterparty risk by entering into swaps only with a diverse group of pre-qualified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the event of a counterparty’s default (including bankruptcy), the subsidiary may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the subsidiary under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the subsidiary’s net assets decline below a certain level, triggering a payment by the subsidiary if the subsidiary is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the subsidiary has pledged. Any securities pledged as collateral for open contracts are noted in the Consolidated Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

During the six months ended June 30, 2013, the subsidiary’s average amount of total return swaps represented 8% of the fund’s net assets, based on quarterly average notional amounts.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The subsidiary is classified as a foreign corporation for U.S. tax purposes, and, because it does not carry on a U.S. trade or business, is not subject to U.S. tax. In addition, the subsidiary is not subject to Irish income tax. The subsidiary will distribute its earnings and profits to the fund each year, and such income will be qualifying income to the fund. Management has analyzed the fund’s tax positions taken for all open federal income tax years (December 31, 2009–2012) and for the period ended June 30, 2013, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions are determined based on a specified percentage payout rate of 7% of the fund’s average net asset value. The monthly distribution rate is reset annually based on changes in the fund’s average net asset value. Effective January 1, 2013, the monthly distribution rate is $.0860 per share. Distributions to shareholders are recorded on the ex-dividend date. Distributions declared by the fund are reallocated at fiscal year-end to ordinary income, capital gain, and return of capital to reflect their tax character.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the period ended June 30, 2013, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

Vanguard Group (Ireland) Limited provides corporate management and administrative services and pays for all other operating expenses of the subsidiary, in return for a fee calculated at an annual percentage rate of the subsidiary’s average net assets.

The subsidiary’s expenses are reflected in the Consolidated Statement of Operations and in the Ratio of Expenses to Average Net Assets in the Consolidated Financial Highlights. Expenses of Vanguard mutual funds in which the fund invests are reflected in the Acquired Fund Fees and Expenses in the Consolidated Financial Highlights.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s consolidated investments as of June 30, 2013, based on the inputs used to value them:

		Level 1		Level 2	Level 3
Investments		($000)		($000)	($000)
Investment Companies		671,274		—	—
Temporary Cash Investments		387		45,472	—
Total		671,661		45,472	—
D. At June 30, 2013, the subsidiary had the following open total return swap contracts:
				Floating	Unrealized
			Notional	Interest Rate	Appreciation
	Termination		Amount	Received	(Depreciation)
Reference Entity	Date	Counterparty[1]	($000)	(Paid)[2]	($000)
Credit Suisse Custom 34
Total Return Index	7/31/13	CS	57,730	(0.39%)	—
1 CS—Credit Suisse International.
2 Based on three-month U.S. Treasury bill rate plus fixed fee of 0.33%.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Realized and unrealized gains (losses) on certain of the subsidiary’s swap contracts and other investments are treated as ordinary income (loss) for tax purposes. Short-term capital gain distributions received from the funds in which the fund invests are treated as ordinary income for tax purposes. Realized losses of $6,122,000 on swap contracts, and $50,000 of short-term capital gain distributions received have been reclassified from accumulated net realized gains to overdistributed net investment income.

The fund’s taxable income and capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at December 31, 2012, the subsidiary had net investment losses of $1,495,000; these losses may be carried forward to offset future taxable income of the subsidiary, but may not be used directly to offset other taxable income of the fund.

At June 30, 2013, the cost of investment securities for tax purposes was $655,721,000. Net unrealized appreciation of investment securities for tax purposes was $61,412,000, consisting of unrealized gains of $74,285,000 on securities that had risen in value since their purchase and $12,873,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended June 30, 2013, the fund purchased $202,865,000 of investment securities and sold $114,344,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2013	December 31, 2012
	Shares	Shares
	(000)	(000)
Issued	10,761	13,288
Issued in Lieu of Cash Distributions	431	904
Redeemed	(3,241)	(4,609)
Net Increase (Decrease) in Shares Outstanding	7,951	9,583

H.	In preparing the financial statements as of June 30, 2013, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Managed Payout Growth and Distribution Fund

Consolidated Financial Statements (unaudited)

Consolidated Statement of Net Assets
As of June 30, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Investment Companies (92.1%)
U.S. Stock Funds (44.7%)
	Vanguard Total Stock Market Index Fund Investor Shares	4,773,463	192,323
	Vanguard REIT Index Fund Investor Shares	1,056,147	24,122
			216,445
International Stock Fund (22.2%)
	Vanguard Total International Stock Index Fund Investor Shares	7,311,811	107,337
U.S. Bond Funds (12.1%)
1	Vanguard Total Bond Market II Index Fund Investor Shares	3,231,871	34,226
	Vanguard Intermediate-Term Investment-Grade Fund Investor Shares	2,513,341	24,580
			58,806
International Bond Fund (3.0%)
	Vanguard Total International Bond Index Fund Investor Shares	1,451,471	14,312
Market Neutral Fund (10.1%)
	Vanguard Market Neutral Fund Investor Shares	4,586,254	48,752
Total Investment Companies (Cost $403,135)			445,652
Temporary Cash Investments (6.3%)[2]
		Face
		Amount
		($000)
U.S. Government and Agency Obligations (6.3%)
[3,4] Federal Home Loan Bank Discount Notes, 0.070%, 7/12/13		2,628	2,628
[3,4] Federal Home Loan Bank Discount Notes, 0.080%, 8/2/13		738	738
3	United States Treasury Note/Bond, 1.000%, 7/15/13	7,751	7,754
3	United States Treasury Note/Bond, 3.375%, 7/31/13	6,075	6,091

3 United States Treasury Note/Bond, 4.250%, 8/15/13	7,096	7,132
3 United States Treasury Note/Bond, 3.125%, 8/31/13	1,970	1,980
3 United States Treasury Note/Bond, 0.750%, 9/15/13	4,148	4,154
Total Temporary Cash Investments (Cost $30,481)		30,477
Total Investments (98.4%) (Cost $433,616)		476,129

Market
Value
($000)
Other Assets and Liabilities (1.6%)
Other Assets	9,904
Liabilities	(2,392)
7,512
Net Assets (100%)
Applicable to 26,726,659 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	483,641
Net Asset Value Per Share	$18.10
At June 30, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	451,256
Overdistributed Net Investment Income	(11,353)
Accumulated Net Realized Gains	1,225
Unrealized Appreciation (Depreciation)
Investment Securities	42,513
Swap Contracts	—
Net Assets	483,641

See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard.
2 The fund invests a portion of its assets in commodities through its investment in Vanguard MPF Portfolio II, a wholly owned subsidiary of the fund. After giving effect to swap investments, the fund’s effective commodity and temporary cash investment positions represent 7.9%
and -1.6%, respectively, of net assets.
3 Security is owned by the Vanguard MPF Portfolio II, which is a wholly owned subsidiary of the Managed Payout Growth and
Distribution Fund.
4 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
See accompanying Notes, which are an integral part of the Financial Statements.

Consolidated Statement of Operations

Six Months Ended
June 30, 2013
($000)
Investment Income
Income
Income Distributions Received	4,057
Interest	19
Total Income	4,076
Expenses—Note B
Management and Administrative	73
Total Expenses	73
Net Investment Income	4,003
Realized Net Gain (Loss)
Capital Gain Distributions Received	220
Investment Securities Sold	4,033
Swap Contracts	(4,065)
Realized Net Gain (Loss)	188
Change in Unrealized Appreciation (Depreciation)
Investment Securities	15,282
Swap Contracts	6
Change in Unrealized Appreciation (Depreciation)	15,288
Net Increase (Decrease) in Net Assets Resulting from Operations	19,479

See accompanying Notes, which are an integral part of the Financial Statements.

Consolidated Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	4,003	6,567
Realized Net Gain (Loss)	188	(738)

Change in Unrealized Appreciation (Depreciation)	15,288	28,019
Net Increase (Decrease) in Net Assets Resulting from Operations	19,479	33,848
Distributions
Net Investment Income	(10,328)	(8,055)
Realized Capital Gain	—	—
Return of Capital	—	(7,232)
Total Distributions	(10,328)	(15,287)
Capital Share Transactions
Issued	125,716	105,595
Issued in Lieu of Cash Distributions	3,858	5,339
Redeemed	(27,917)	(49,735)
Net Increase (Decrease) from Capital Share Transactions	101,657	61,199
Total Increase (Decrease)	110,808	79,760
Net Assets
Beginning of Period	372,833	293,073
End of Period[1]	483,641	372,833

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($11,353,000) and ($993,000).

See accompanying Notes, which are an integral part of the Financial Statements.

Consolidated Financial Highlights

	Six Months					April 21,
	Ended					2008[1] to
				Year Ended December 31,
For a Share Outstanding	June 30,					Dec. 31,
Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$17.62	$16.61	$17.26	$15.92	$13.68	$20.00
Investment Operations
Net Investment Income	.165 [2]	.337	.340	.318[2]	.439	.436 [2]
Capital Gain Distributions Received	.009 [2]	.027	.028	.050 [2]	.006	.082 [2]
Net Realized and Unrealized Gain
(Loss)
on Investments	.728	1.437	(.242)	1.733	2.634	(6.172)
Total from Investment Operations	.902	1.801	.126	2.101	3.079	(5.654)
Distributions
Dividends from Net Investment Income	(.422)	(.417)	(.410)	(.658)	(.660)	—

Distributions from Realized Capital
Gains	—	—	—	—	—	—
Return of Capital	—	(.374)	(.366)	(.103)	(.179)	(.666)
Total Distributions	(.422)	(.791)	(.776)	(.761)	(.839)	(.666)
Net Asset Value, End of Period	$18.10	$17.62	$16.61	$17.26	$15.92	$13.68
Total Return	5.10%	11.02%	0.69%	13.67%	23.51%	-28.79%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$484	$373	$293	$256	$178	$115
Ratio of Total Expenses to
Average Net Assets	0.03%	0.03%[3]	—	—	—	—
Acquired Fund Fees and Expenses	0.31%	0.40%	0.39%	0.37%	0.48%	0.46%[3]
Ratio of Net Investment Income to
Average Net Assets	1.92%	1.96%	1.97%	1.98%	2.81%	3.92%[3]
Portfolio Turnover Rate	25%	32%	33%	44%[4]	50%[5]	73%

The expense ratio, acquired fund fees and expenses, net income ratio, and turnover rate for the current period have been annualized.

1 Subscription period for the fund was April 21, 2008, to May 2, 2008, during which time all assets were held in money market instruments. Performance measurement began May 2, 2008, at a net asset value of $20.01.

2 Calculated based on average shares outstanding. 3 Annualized.

4 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s international equity investments from Vanguard European, Pacific, and Emerging Markets Stock Index Funds to Vanguard Total International Stock Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

5 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s bond investments from Vanguard Total Bond Market Index Fund to Vanguard Total Bond Market II Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

Notes to Consolidated Financial Statements

Vanguard Managed Payout Growth and Distribution Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund combines a managed distribution policy with a strategy to invest across a wide spectrum of asset classes and investments that are expected to add diversification and result in a more consistent return pattern than a traditional balanced portfolio of stocks, bonds, and cash. Financial statements and other information about each underlying fund are available on vanguard.com.

The Consolidated Financial Statements include Vanguard MPF Portfolio II (“the subsidiary”), a sub-fund of Vanguard Investments Select Series I PLC. The subsidiary is an Irish-domiciled wholly owned subsidiary that is organized to effect certain commodity-linked investments on behalf of the fund, consistent with the fund’s investment objectives and policies. The commodity-linked investments and other investments held by the subsidiary are subject to the same risks that apply to similar investments if held directly by the fund. As of June 30, 2013, the fund held $37,884,000 in the subsidiary, representing 7.8% of the fund’s net assets. All inter-fund transactions and balances (including the fund’s investment in the subsidiary) have been eliminated, and the Consolidated Financial Statements include all investments and other accounts of the subsidiary as if held directly by the fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments in underlying Vanguard funds are valued at the net asset value of each fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Swap Contracts: The fund gains exposure to commodities through the subsidiary’s investment in swaps that earn the total return on a specified commodity index. Under the terms of the swaps, the subsidiary receives the total return (either receiving the increase or paying the decrease) on a reference index, applied to a notional amount. In return, the subsidiary agrees to pay the counterparty a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount. At the same time, the subsidiary invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.

The notional amounts of swap contracts are not recorded in the Consolidated Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded as unrealized appreciation (depreciation) until periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded.

The primary risk associated with swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the subsidiary. The subsidiary’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The subsidiary mitigates its counterparty risk by entering into swaps only with a diverse group of pre-qualified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the event of a counterparty’s default (including bankruptcy), the subsidiary may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the subsidiary under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the subsidiary’s net assets decline below a certain level, triggering a payment by the subsidiary if the subsidiary is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the subsidiary has pledged. Any securities pledged as collateral for open contracts are noted in the Consolidated Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

During the six months ended June 30, 2013, the subsidiary’s average amount of total return swaps represented 8% of the fund’s net assets, based on quarterly average notional amounts.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The subsidiary is classified as a foreign corporation for U.S. tax purposes, and, because it does not carry on a U.S. trade or business, is not subject to U.S. tax. In addition, the subsidiary is not subject to Irish income tax. The subsidiary will distribute its earnings and profits to the fund each year, and such income will be qualifying income to the fund. Management has analyzed the fund’s tax positions taken for all open federal income tax years (December 31, 2009–2012) and for the period ended June 30, 2013, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions are determined based on a specified percentage payout rate of 5% of the fund’s average net asset value. The monthly distribution rate is reset annually based on changes in the fund’s average net asset value. Effective January 1, 2013, the monthly distribution rate is $.0704 per share. Distributions to shareholders are recorded on the ex-dividend date. Distributions declared by the fund are reallocated at fiscal year-end to ordinary income, capital gain, and return of capital to reflect their tax character.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the period ended June 30, 2013, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

Vanguard Group (Ireland) Limited provides corporate management and administrative services and pays for all other operating expenses of the subsidiary, in return for a fee calculated at an annual percentage rate of the subsidiary’s average net assets.

The subsidiary’s expenses are reflected in the Consolidated Statement of Operations and in the Ratio of Expenses to Average Net Assets in the Consolidated Financial Highlights. Expenses of Vanguard mutual funds in which the fund invests are reflected in the Acquired Fund Fees and Expenses in the Consolidated Financial Highlights.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s consolidated investments as of June 30, 2013, based on the inputs used to value them:

			Level 1	Level 2	Level 3
Investments			($000)	($000)	($000)
Investment Companies			445,652	—	—
Temporary Cash Investments			—	30,477	—
Total			445,652	30,477	—
D. At June 30, 2013, the subsidiary had the following open total return swap contracts:
				Floating	Unrealized
			Notional	Interest Rate	Appreciation
	Termination		Amount	Received	(Depreciation)
Reference Entity	Date	Counterparty[1]	($000)	(Paid)[2]	($000)
Credit Suisse Custom 34
Total Return Index	7/31/13	CS	38,332	(0.39%)	—
1 CS—Credit Suisse International.

2 Based on three-month U.S. Treasury bill rate plus fixed fee of 0.33%.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary.

Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Realized and unrealized gains (losses) on certain of the subsidiary’s swap contracts and other investments are treated as ordinary income (loss) for tax purposes. Short-term capital gain distributions received from the funds in which the fund invests are treated as ordinary income for tax purposes. Realized losses of $4,065,000 on swap contracts, and $30,000 of short-term capital gain distributions received have been reclassified from accumulated net realized gains to overdistributed net investment income.

The fund’s taxable income and capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at December 31, 2012, the subsidiary had net investment losses of $993,000; these losses may be carried forward to offset future taxable income of the subsidiary, but may not be used directly to offset other taxable income of the fund. The fund had available capital losses totaling $2,785,000 to offset future net capital gains through December 31, 2018. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending December 31, 2013; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At June 30, 2013, the cost of investment securities for tax purposes was $433,616,000. Net unrealized appreciation of investment securities for tax purposes was $42,513,000, consisting of unrealized gains of $51,809,000 on securities that had risen in value since their purchase and $9,296,000 in unrealized losses on securities that had fallen in value since their purchase.

F.	During the six months ended June 30, 2013, the fund purchased $142,282,000 of investment securities and sold $58,913,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2013	December 31, 2012
	Shares	Shares
	(000)	(000)
Issued	6,874	6,074
Issued in Lieu of Cash Distributions	209	308
Redeemed	(1,517)	(2,869)
Net Increase (Decrease) in Shares Outstanding	5,566	3,513

H. In preparing the financial statements as of June 30, 2013, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

     The unaudited consolidated pro forma information set forth below as of and for the twelve months ended June 30, 2013 is intended to present financial information as if the acquisition of Vanguard Managed Payout Growth Focus Fund and Vanguard Managed Payout Distribution Focus Fund (the “Acquired Funds” or individually, “Acquired Fund I” and “Acquired Fund II”, respectively) by Vanguard Managed Payout Growth and Distribution Fund (the “Acquiring Fund”) (each, a “Fund” and collectively, the “Funds”) had been consummated on June 30, 2013.

     The pro forma information has been derived from the books and records of the Funds utilized in calculating the daily net asset value for the Funds and conforms to generally accepted accounting principles for U.S. mutual funds. The unaudited consolidated pro forma information provided herein should be read in conjunction with the annual and semiannual reports to shareholders for the fiscal year ended December 31, 2012 and the six months ended June 30, 2013, respectively, for the Funds. In the reports to shareholders, the Consolidated Financial Statements include Vanguard MPF Portfolios I, II, and III ("the subsidiaries"), sub-funds of Vanguard Investments Select Series I PLC. The subsidiaries are Irish-domiciled wholly owned subsidiaries that are organized to effect certain commodity-linked investments on behalf of the Funds, consistent with the Funds’ investment objectives and policies. The commodity-linked investments and other investments held by the subsidiaries are subject to the same risks that apply to similar investments if held directly by the Funds. As of June 30, 2013, Acquired Fund I held $7,739,000 of Vanguard MPF Portfolio I, Acquired Fund II held $56,995,000 of Vanguard MPF Portfolio III, and Acquiring Fund held $37,884,000 of Vanguard MPF Portfolio II. Each Fund’s investment in its corresponding MPF Portfolio represented 7.8% of its respective net assets. All inter-fund transactions and balances (including the Funds’ investments in their subsidiaries) have been eliminated, and the Consolidated Financial Statements include all investments and other accounts of the subsidiaries as if held directly by each corresponding Fund.

     On September 26, 2013, the Funds’ board of trustees approved a plan of reorganization (the “Reorganization”) whereby the Acquired Funds will transfer all of their assets and liabilities to the Acquiring Fund in exchange for shares of the Acquiring Fund. Shareholders of the Acquired Funds will receive shares equivalent in value to their investments in the Acquired Funds at the time of the Reorganization, and the Acquired Funds will then be dissolved. All of this will happen on a single day, which is currently expected to be January 17, 2014 (the “Closing Date”). The Reorganization is not contingent upon the approval of shareholders of the Acquired Funds.

     The Acquiring Fund will be the surviving fund for accounting purposes. No significant accounting policies (including valuation of portfolio securities) will change as a result of the Reorganization. The results of operations of the Acquiring Fund for pre-combination periods will not be restated.

     Upon completion of the merger, the Acquiring Fund will be renamed Vanguard Managed Payout Fund. The monthly distribution rate for the Acquiring Fund will be adjusted from 5% to 4%. At June 30, 2013, each of the Funds had the same investments, however, the allocation percentages of net assets to each of the investments (the “allocation percentage”) varied among the Funds. By the end of December 2013, the allocation percentage, as well as each Fund’s investment objectives and strategies, are expected to be identical across the Funds.

     As of June 30, 2013, the net assets of: (i) Acquired Fund I and Acquired Fund II were $98,618,000 and $728,450,000, respectively, and (ii) Acquiring Fund were $483,641,000. The net assets of the combined fund as of June 30, 2013 would have been $1,310,709,000.

     Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to each of the Funds. The service agreement provides that each Fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the each Fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the Funds during the twelve months ended June 30, 2013 were borne by the underlying funds in which the Funds invest. Expenses related to the Reorganization include audit fees and printing/mailing fees, and are estimated at $12,000 and $6,000 respectively. Actual results could differ from these estimates. These expenses will be borne by the underlying funds in which the Funds invest. Therefore, there is no impact to the total expenses of the surviving fund as a result of the Reorganization.

     Vanguard Group (Ireland) Limited provides corporate management and administrative services and pays for all other operating expenses of the subsidiaries, in return for a fee calculated at an annual percentage rate of the subsidiaries’ average net assets.

     The actual expense ratios and acquired fund fees and expenses of the Funds for the twelve months ended June 30, 2013 were as follows:

		Acquired Fund
		Fees and
Fund	Expense Ratio	Expenses	Total Operating Expenses

Acquired Fund I	0.04%	0.26%	0.30%
Acquired Fund II	0.04%	0.38%	0.42%
Acquiring Fund	0.04%	0.32%	0.36%

     The expense ratios and acquired fund fees and expenses of the combined fund for the twelve months ended June 30, 2013, would have been 0.04% and 0.35%, totaling 0.39%. Management expects the Funds’ total operating expenses to approximate these levels through the date of the Reorganization.

     There are no pro forma adjustments that are deemed necessary for any component of the surviving fund’s Statement of Operations.

     The Reorganization will be accounted for as a tax-free reorganization of investment companies. In a tax-free reorganization:

1.	No gain or loss is recognized by the Acquired Funds upon the transfer of their assets to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Funds, or upon the distribution of the shares of the Acquiring Fund by the Acquired Funds to their shareholders in termination of the Acquired Funds.
2.	No gain or loss is recognized by the Acquired Funds’ shareholders upon the exchange of their shares of the Acquired Funds solely for shares of the Acquiring Fund pursuant to the Reorganization.
3.	The historical cost of investment securities generally is carried forward to the Acquiring Fund.

     Each Fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at December 31, 2012, Acquired Fund I had available capital loss carryforwards totaling $4,368,000 to offset future net capital gains of $1,244,000 through December 31, 2017, and $3,124,000 through December 31, 2018. At December 31, 2012, the Acquiring Fund had available capital loss carryforwards totaling $2,785,000 to offset future net capital gains through December 31, 2018.

     Should Acquired Fund I and/or Acquiring Fund have available capital loss carryforwards at the time of the Reorganization, the Reorganization would impact the use of Acquired Fund I’s and/or Acquired Fund’s capital loss carryforwards, in the following manner: (1) the carryforwards would benefit the shareholders of the combined fund, rather than only the shareholders of Acquired Fund I and/or Acquiring Fund; (2) the amount of the carryforwards that could be utilized in any taxable year would equal the long-term tax-exempt rate at such time, multiplied by the aggregate net asset value of Acquired Fund I and/or Acquiring Fund at the time of the Reorganization, and this yearly limitation will be increased by any capital gains realized after the Reorganization on securities held by Acquired Fund I and/or Acquiring Fund that had unrealized appreciation at the time of the Reorganization; and (3) any gains recognized after the Reorganization that are attributable to appreciation in Acquired Fund I’s and/or

Acquiring Fund’s portfolio at the time of the Reorganization would not be able to be offset by the capital loss carryforward of the other Funds in the Reorganization.

     Should Acquired Fund II have available capital loss carryforwards at the time of the Reorganization, the Reorganization would impact the use of Acquired Fund II’s capital loss carryforwards, in the following manner: (1) the carryforwards would benefit the shareholders of the combined Fund, rather than only the shareholders of Acquired Fund II; and (2) subsequently recognized gains that are attributable to appreciation in Acquired Fund II’s portfolio at the time of the Reorganization cannot be utilized against any capital loss carryforwards or losses recognized after the Reorganization that are attributable to depreciation in Acquired Fund I’s or Acquiring Fund’s portfolios at the time of the Reorganization.

     The capital loss carryforwards and limitations described above may change significantly between now and the Closing Date. Further, the ability of each Fund to use these losses (even in the absence of the Reorganization) depends on factors other than loss limitations, such as the future realization of capital gains or losses. The combination of these factors on the use of loss carryforwards may result in some portion of the loss carryforwards of either or both of the Funds expiring unused.

     The Acquiring Fund intends to continue to comply with Subchapter M of the Internal Revenue Code of 1986, as amended, and qualify as a regulated investment company, and distribute all of its taxable income. Each of the subsidiaries is classified as a foreign corporation for U.S. tax purposes, and, because it does not carry on a U.S. trade or business, is not subject to U.S. tax. In addition, each of the subsidiaries is not subject to Irish income tax. Each of the subsidiaries will distribute its earnings and profits to the respective Fund each year, and such income will be qualifying income to the respective Fund. Management has analyzed each Fund's tax positions taken for all open federal income tax years (December 31, 2009-2012) and for the period ended June 30, 2013, and has concluded that no provision for federal income tax is required.

PART C

VANGUARD VALLEY FORGE FUNDS

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 FORM N-14

OTHER INFORMATION

ITEM 15. INDEMNIFICATION.

The Registrant’s organizational documents contain provisions indemnifying Trustees and officers against liability incurred in their official capacities. Article VII, Section 2 of the Amended and Restated Agreement and Declaration of Trust provides that the Registrant may indemnify and hold harmless each and every Trustee and officer from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to the performance of his or her duties as a Trustee or officer. Article VI of the By-Laws generally provides that the Registrant shall indemnify its Trustees and officers from any liability arising out of their past or present service in that capacity. Among other things, this provision excludes any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the Trustee’s or officer’s office with the Registrant.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted for directors, officers, or persons controlling the Registrant pursuant to the foregoing provisions, the Registrant has been informed that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is therefore unenforceable.

ITEM 16. EXHIBITS.

(1) Articles of Incorporation, Amended and Restated Declaration of Trust, filed on April 23, 2009, Post-Effective Amendment No. 41, is hereby incorporated by reference.

(2) By-Laws, filed on April 26, 2011, Post-Effective Amendment No. 44, is hereby incorporated by reference.

(3) Voting Trust Agreement, not applicable.

(4) Form of Agreement and Plan of Reorganization by and among Valley Forge Funds, on behalf of the Managed Payout Growth Focus Fund, Managed Payout Distribution Focus Fund and Managed Payout Growth and Distribution Fund, filed herewith as Appendix A.

(5) Instruments Defining Rights of Security Holders, reference is made to Articles III and V of the Registrant’s Amended and Restated Agreement and Declaration of Trust, refer to Exhibit (1) above

(6) Investment Advisory Contract, The Vanguard Group, Inc. provides investment advisory services to the Funds at cost pursuant to the Fifth Amended and Restated Funds’ Service Agreement, refer to Exhibit (13) below.

(7) Underwriting Contracts, not applicable.

(8) Bonus or Profit Sharing Contracts, reference is made to the section entitled “Management of the Funds” in the Registrant’s Statement of Additional Information, is hereby incorporated by reference.

(9) Custodian Agreement, for Brown Brothers Harriman & Co., filed on February 25, 2010, Post-Effective Amendment No. 42, is hereby incorporated by reference; and for JPMorgan Chase Bank, filed on January 13, 2013, Post-Effective Amendment No. 52, is hereby incorporated by reference.

(10) (a) Rule 12b-1 Plan, not applicable.

(b)	Rule 18f-3 Plan, filed on March 28, 2013, Post-Effective Amendment No. 53, is hereby incorporated by reference.

(11) Legality of Securities Opinion, is filed herewith.

(12) (a) Form of Tax Opinion Supporting the Tax Matters and Consequences to Shareholders of Vanguard Managed Payout Growth Focus Fund, is filed herewith.

(b)	Form of Tax Opinion Supporting the Tax Matters and Consequences to Shareholders of Vanguard Managed Payout Distribution Focus Fund, is filed herewith.

(13) Other Material Contracts, Fifth Amended and Restated Funds’ Service Agreement, filed on December 11, 2011, Post-Effective Amendment No.46 is hereby incorporated by reference; and Vanguard Managed Payout Funds Special Service Agreement, filed on April 23, 2009, Post-Effective Amendment 31, is hereby incorporated by reference.

(14) Other Opinion or Consent, Consent of Independent Registered Public Accounting Firm, is filed herewith.

(15) Omitted Financial Statements, not applicable.

(16) Power of Attorney, for all trustees and officers, see File Number 002-11444, filed on March 27, 2012, Post-Effective Amendment No. 96, is hereby incorporated by reference.

(17) Other Exhibits, not applicable.

ITEM 17. UNDERTAKINGS

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant undertakes to file, by post-effective amendment, the final opinion of counsel supporting the tax consequences of the proposed reorganization within a reasonable time after receipt of such opinion.

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the Town of Valley Forge and the Commonwealth of Pennsylvania on the 18th day of October, 2013.

VANGUARD VALLEY FORGE FUNDS

By: _/s/ F. William McNabb III________*

F. William McNabb III
Chairman and Chief Executive Officer

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ F. William McNabb III*	Chairman and Chief	October 18, 2013
F. William McNabb III	Executive Officer
/s/ Emerson U. Fullwood*	Trustee	October 18, 2013
Emerson U. Fullwood
/s/ Rajiv L. Gupta*	Trustee	October 18, 2013
Rajiv L. Gupta
/s/ Amy Gutmann*	Trustee	October 18, 2013
Amy Gutmann
/s/ JoAnn Heffernan Heisen*	Trustee	October 18, 2013
JoAnn Heffernan Heisen
/s/ F. Joseph Loughrey*	Trustee	October 18, 2013
F. Joseph Loughrey
/s/ Mark Loughridge*	Trustee	October 18, 2013
Mark Loughridge
/s/ Scott C. Malpass*	Trustee	October 18, 2013
Scott C. Malpass
/s/ André F. Perold*	Trustee	October 18, 2013
André F. Perold

/s/ Alfred M. Rankin, Jr.*	Trustee	October 18, 2013
Alfred M. Rankin, Jr.

/s/ Peter F. Volanakis*	Trustee	October 18, 2013
Peter F. Volanakis

/s/ Thomas J. Higgins*	Chief Financial Officer	October 18, 2013
Thomas J. Higgins

*By /s/ Heidi Stam ______________

Heidi Stam, pursuant to a Power of Attorney filed on March 27, 2012, see Accession Number 0000932471-12-003946, Incorporated by Reference.

EXHIBIT INDEX

Exhibit No.	Description
11	Legality of Securities Opinion
12(a)	Form of Tax Opinion for Vanguard Managed Payout Growth Focus Fund
12(b)	Form of Tax Opinion for Vanguard Managed Payout Distribution Focus Fund
14	Consent of Independent Registered Public Accounting Firm